United States Bankruptcy Court

District of Delaware

In re:	THE THAXTON GROUP	Case No.	03-13182 - 03-13213
Jointly Administered

		Reporting Period:	December-04

Monthly Operating Report

File report and attachments with Court and submit copy to United States Trustee within

20 days after end of month.

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1	X
Bank reconcilation ( or copies of Debtor’s bank reconciliations	MOR-1 (CON’T)	X
Copies of bank statements			X
Cash disbursements journals		X
Statement of Operations	MOR-2	X
Balance Sheet	MOR-3	X
Status of Postpetition Taxes	MOR-4	X
Copies of IRS Form 6123 or payment receipt			X
Copies of tax returnes filed during reporting period		X
Summary of Unpaid Postpetition Debts	MOR-4	X
Listing of aged accounts payable		X
Accounts Receivable Reconcilations and Aging	MOR-5	X
Debtor Questionnaire	MOR-5	X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the documents attached are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

Signature of Authorized Individual*	Date

Robert Dunn	President and Chief Restructuring Officer
Printed Name of Authorized Individual	Title of Authorized Individual

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

FORM IR

(9/99)

BANKRUPTCY CASE NUMBERS PER ENTITY

included in this filing

THE THAXTON GROUP

03-13182 - 03-13213	December 31, 2004

FED ID	Case Number
57-0669498	03-13183	The Thaxton Group

57-1083679	03-13184	Thaxton Operating Company
54-0925005	03-13185	EAGLE Premium Finance Company, Inc.
58-2358369	03-13186	TICO Premium Finance Company, Inc.
57-0926039	03-13187	Thaxton Insurance Group, Inc.
57-1067973	03-13188	Thaxton Commercial Lending, Inc.

56-2258083	03-13195	TICO Credit Corporation
58-2358372	03-13191	TICO Credit Company, Inc.
56-2058522	03-13193	TICO Credit Company of North Carolina, Inc.
57-1109035	03-13196	TICO Credit Company of Alabama, Inc.
62-1720278	03-13197	TICO Credit Company of Tennessee, Inc.
57-1111184	03-13198	TICO Credit Company of Mississippi, Inc.
57-1110723	03-13199	TICO Credit Company of Georgia, Inc.
31-4256360	03-13200	Modern Finance dba TICO Credit Company
31-0819992	03-13202	Modern Financial Services, Inc.
74-2873274	03-13182	TICO Credit Company
64-0560143	03-13201	TICO Credit Company
75-2714829	03-13203	TICO Credit Company
57-1129678	03-13194	TICO Credit Company of Virginia, Inc.

57-1076628	03-13204	Thaxton Investment Corporation
57-0997623	03-13205	Southern Management Corporation
62-1618281	03-13206	Southern Finance of Tennessee, Inc.
57-1002963	03-13211	Covington Credit of Texas, Inc.
57-1013036	03-13207	Southern Financial Management, Inc.
57-1094987	03-13208	Covington Credit, Inc.
58-1435012	03-13209	Covington Credit of Georgia, Inc.
57-0827143	03-13212	Southern Finance of South Carolina, Inc.
57-0857420	03-13213	Quick Credit Corporation, Inc.
57-1096371	03-13210	Covington Credit of Louisiana, Inc.

56-2057616	03-13189	Paragon, Inc.
27-9200069	03-13190	Modern Central Recovery

In re:	Case No.	03-13182 - 03-13213
THE THAXTON GROUP	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	December-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Consolidated - for information purposes only

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month	48,793,673	—			48,793,673	44,302,479	20,970,070	19,402,924

Receipts
Cash Sales
Accounts Receivable	10,316,936				10,316,936	8,000,000	229,726,896	216,686,238
Interest Income/Other Income	148,843				148,843		4,350,792	1,221,000
Additional Deposits/Tax Withheld					—		—	—
Other (Attach List)	46,288,503				46,288,503		46,302,400	—
Transfers between Accounts	(2,644,852)	2,644,852			—		0	—
Proceeds from the Sale of Assets				(0)
							—	—

Total Receipts	54,109,430	2,644,852	—	(0)	56,754,282	8,000,000	280,380,088	217,907,238

Disbursements
Gross Payroll/Payroll Taxes		2,644,852			2,644,852	1,933,400	36,462,717	40,155,545
Sales, Use & Other Taxes	14,455				14,455		922,421	—
Inventory Purchases					—		—	—
Secured/Rental/Leases	190,218				190,218		190,218	—
Insurance/Payroll WH paid from operating accounts	34,204				34,204		34,204	—
Marketing					—		—	—
Property Maintenance/Utilities					—		—	—
Other (Attach List)	1,941,154				1,941,154	3,467,989	36,845,201	26,519,403
					—		—
Loan Proceeds/Expenses Related To Loans/Insurance	7,399,784				7,399,784	7,500,000	115,238,625	116,732,824
					—		—
Deposits to Lenders	46,323,503				46,323,503		51,444,496	2,500,000
Professional fees - Carve-out	1,566,431				1,566,431	1,515,150	14,334,121	13,038,200
US Trustee Quarterly Fees	—				—	—	444,801	478,250
Court Costs					—		—
Proceeds to Lender for sale of business units				—
Fees associated with sale of business units				—
							—

Total Disbursements	57,469,749	2,644,852	—	—	60,114,601	14,416,539	255,916,804	199,424,222

Net Cash Flow

(Receipts less Disbursements)	(3,360,319)	—	—	(0)	(3,360,319)	(6,416,539)	24,463,284	18,483,016

Cash - End of Month	45,433,354	—	—	(0)	45,433,354	37,885,940	45,433,354	37,885,940

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	0
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	0

FORM MOR-1

THE THAXTON GROUP

CONSOLIDATED

Week Ending	BUDGET 12/3	BUDGET 12/10	BUDGET 12/17	BUDGET 12/24	BUDGET 12/31	BUDGET MONTH DEC
Beginning Cash	$44,302,479	$43,566,379	$42,078,396	$40,084,738	$38,337,700	$44,302,479
Cash Receipts
TICO Cash Collected	—	—	—	—	—	—
SM Cash Collected	1,600,000	1,600,000	1,600,000	1,600,000	1,600,000	8,000,000
TIG Cash Collected	—	—	—	—	—	—
TPF Cash Collected	—	—	—	—	—	—
TCL Cash Collected	—	—	—	—	—	—
Other Income Collected	—	—	—	—	—	—
	—	—	—	—	—	—

Total Cash Receipts	1,600,000	1,600,000	1,600,000	1,600,000	1,600,000	8,000,000

Cash Disbursements
Loan Proceeds Checks	1,500,000	1,500,000	1,700,000	1,800,000	1,000,000	7,500,000
Expenses related to Loans	—	—	—	—	—	—
Expenses related to TIG	—	—	—	—	—	—

Total Cash Disbursements	1,500,000	1,500,000	1,700,000	1,800,000	1,000,000	7,500,000

NET CASH RECEIPTS	100,000	100,000	(100,000)	(200,000)	600,000	500,000

CASH DISBURSEMENTS:
Operating Cash Disbursements
Advertising	100,000	90,000	75,000	75,000	75,000	415,000
Bank Charges	10,300	—	41,000	1,500	100	52,900
Claims Funding*	88,000	55,000	55,000	55,000	88,000	341,000
Company Auto	500	3,250	18,000	750	500	23,000
Computer Costs	16,050	2,300	6,050	16,050	2,310	42,760
Dues And Subscriptions	250	5,000	4,000	5,000	250	14,500
Employee Reimbursements - collections exp	6,000	6,000	6,000	6,000	6,000	30,000
Equipment Rental	—	2,500	—	25,000	4,500	32,000
Fixed Assets	5,000	5,000	5,000	5,000	5,000	25,000
Forms & Printing	20,000	250	—	25,250	20,000	65,500
Insurance	23,000	12,000	10,000	—	7,000	52,000
Meals & Entertainment	500	500	15,250	500	500	17,250
Miscellaneous	10,000	10,000	10,000	10,015	10,000	50,015
Office Expense	6,375	6,375	6,425	6,375	6,375	31,925
Postage	8,375	8,425	8,375	8,375	12,125	45,675
Prepaid Expenses	—	5,000	—	—	—	5,000
Prepaid Software ABS	—	20,000	—	217	—	20,217
Professional Fees-Ordinary Course	7,000	1,000	111,000	1,000	36,000	156,000
Rent	2,000	2,000	10,000	4,706	182,500	201,206
Repairs & Maintenance	3,500	3,500	8,500	3,500	3,500	22,500
Roadgard	—	—	43,000	—	—	43,000
Seminars & Meetings	1,750	1,500	1,750	1,500	1,750	8,250
Taxes & Licenses	5,000	6,900	56,000	5,500	5,000	78,400
Telephone	35,900	13,233	30,000	24,000	16,350	119,483
Temporary Agency Staff	5,500	5,500	5,000	5,000	5,000	26,000
Board of Directors	—	7,000	3,000	—	—	10,000
Travel	2,250	2,550	23,550	2,250	2,850	33,450
Utilities	12,600	10,750	12,000	11,100	10,500	56,950

Total Operating Cash Disbursements	369,850	285,533	563,900	298,588	501,110	2,018,981

Total Cash Disbursements by Group
Corporate	69,450	52,200	167,700	67,200	93,700	450,250
Tico Credit	9,150	9,833	8,200	13,388	9,660	50,231
Southern Management	291,250	223,500	388,000	218,000	397,750	1,518,500
Thaxton Premium Finance	—	—	—	—	—	—
Thaxton Commercial Lending	—	—	—	—	—	—
Thaxton Insurance Group	—	—	—	—	—	—

Total Operating Cash Disbursements	369,850	285,533	563,900	298,588	501,110	2,018,981

Other Items
Interest to Finova	—	—	633,008	—	—	633,008
Payroll Paid TTG	—	91,700	—	91,700	—	183,400
Payroll Paid SMC	2,500	700,000	225,000	725,000	2,500	1,655,000
401K	35,000	—	—	—	60,000	95,000
Restructuring Officer	12,000	12,000	12,000	12,000	12,000	60,000
Insurance Renewal	—	—	—	—	—	—
Credit Insurance Carrier	125,000	207,000	128,000	128,000	128,000	716,000
Pre-Filing Prepays	—	—	—	—	—	—
Bank Fees and Expenses	—	—	40,000	—	—	40,000
Deposit to Lender	—	—	—	—	—	—
Special Litigation Expense	—	—	—	—	—	—
KERP	—	—	—	—	—	—
US Trustee	—	—	—	—	—	—
Bankruptcy Professionals	291,750	291,750	291,750	291,750	348,150	1,515,150

Total Other Items	466,250	1,302,450	1,329,758	1,248,450	550,650	4,897,558

Cash from Operations
Total Collections	1,600,000	1,600,000	1,600,000	1,600,000	1,600,000	8,000,000
Total Disbursements	2,032,350	2,784,233	3,289,908	3,043,288	1,691,610	12,841,389

Net Cash from Operations	(432,350)	(1,184,233)	(1,689,908)	(1,443,288)	(91,610)	(4,841,389)

Restructuring Expense	(303,750)	(303,750)	(303,750)	(303,750)	(360,150)	(1,575,150)

Net Change in Cash	(736,100)	(1,487,983)	(1,993,658)	(1,747,038)	(451,760)	(6,416,539)

Adjustment due to New Budget Period

Ending Cash	43,566,379	42,078,396	40,084,738	38,337,700	37,885,940	37,885,940

THE THAXTON GROUP

Cash Disbursements for THE THAXTON GROUP -Consolidated		FOR INFORMATION PURPOSES ONLLY	JOINTLY ADMINISTERED
Monthly Court Report for	December-04

		HOLDING COMPANY	HOLDING COMPANY					HOLDING COMPANY
	Consolidated Totals	THAXTON GROUP,INC Corporate	Thaxton Operating Company All activity recorded at sub level	Eagle - All transactions included in Tico Premium	Thaxton Insurance Group	Thaxton Commercial Lending	Tico Premium	Thaxton Investment Corporation All activity recorded at sub level	Southern Management Corporation Consolidated	Tico Credit Corporation Consolidated
Beginning Cash Position	48,793,673.20	48,052,771.88	—	—	(8,186.42)	—	(3,552.50)		753,630.48	(990.24)

			—
TICO Cash Collected	20,343.76	—		—	—	—	—		—	20,343.76
SM Cash Collected	10,252,676.90	—		—	—	—	—		10,252,676.90	—
TIG Cash Collected	9,270.00	—		—	9,270.00	—	—		—	—
TPF Cash Collected	34,645.28	—		—	—	—	34,645.28		—	—
TCL Cash Collected	—	—		—	—	—	—		—	—
Other Income Collected	148,842.62	98,877.70		—	—	—	1,055.08		123.84	48,786.00
Proceeds from the sales of the TICO Assets	46,288,503.45	46,288,503.45

SUBTOTAL	56,754,282.01	46,387,381.15	—	—	9,270.00	—	35,700.36	—	10,252,800.74	69,129.76

		—		—	—	—	—		—	—
	—			—		—	—		—	—
CORRECTION OF BEGINNING BALANCES	—	—		—	—	—	—		—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(0.00)	(1,279,265.53)		—	(69,568.43)	4,988.76	(30,151.66)		1,473,962.00	(99,965.14)
	—	—		—	—	—	—		—	—
	—			—		—	—		—	—

Total Cash Receipts and Transfers	56,754,282.01	45,108,115.62	—	—	(60,298.43)	4,988.76	5,548.70	—	11,726,762.74	(30,835.38)

				—	—	—	—		—	—
Cash Disbursements - Loans	—			—	—	—	—		—	—
	—			—	—	—	—		—	—
Loan Proceeds Checks	7,065,987.23	37,600.74		—	—	—	—		7,028,386.49	—
Expenses related to Loans\Thaxton Insurance Group	333,796.40	63,040.68		—	(61,488.00)	—	7,453.04		327,265.17	(2,474.49)

Subtotal - Loans	7,399,783.63	100,641.42	—	—	(61,488.00)	—	7,453.04		7,355,651.66	(2,474.49)

		—		—	—	—	—		—	—
Cash Disbursements - Other	—	—		—	—	—	—		—	—
Advertising	264,687.09	—		—	—	—	—		264,687.09	—
Bank Charges	52,698.46	29,405.39		—	—	—	—		22,388.67	904.40
Claims Funding*	127,729.74	28,750.08		—	—	—	—		98,979.66	—
Company Auto	15,707.92	378.74		—	—	—	—		15,111.71	217.47
Computer Costs	14,804.75	7,625.31		—	—	—	1,711.00		5,077.49	390.95
Dues And Subscriptions	6,641.66	—		—	—	—	—		6,641.66	—
Employee Reimbursements - collections exp	6,535.71	—		—	—	—	—		—	6,535.71
Equipment Rental	(123.14)	—		—	—	—	—		2,964.27	(3,087.41)
Fixed Assets	(3,138.84)	—		—	—	—	—		5,386.16	(8,525.00)
Forms & Printing	66,001.40	—		—	—	—	—		65,675.40	326.00
Insurance	34,204.29	(2,470.11)		—	—	—	—		36,674.40	—
Meals & Entertainment	11,340.01	160.78		—	—	—	—		11,117.32	61.91
Miscellaneous	(11,797.29)	1,235.90		—	40.00	—	—		11,690.19	(24,763.38)
Office Expense	13,512.49	4,837.45		—	—	—	86.00		8,408.37	180.67
Postage	38,211.61	729.93		—	—	—	—		37,292.82	188.86
Prepaid Expenses	200.00	—		—	—	—	—		—	200.00
Prepaid Software ABS	18,667.82	—		—	—	—	—		18,667.82	—
Professional Fees-Ordinary Course	49,093.36	15,938.96		—	—	—	—		33,154.40	—
Rent	190,217.88	15,726.00		—	—	—	—		174,914.28	(422.40)
Repairs & Maintenance	18,095.63	1,083.80		—	—	—	—		17,011.83	—
Seminars & Meetings	503.36	—		—	—	—	—		503.36	—
Taxes & Licenses	14,455.37	1,555.41		—	524.00	—	—		8,094.96	4,281.00
Telephone	74,061.17	2,548.21		—	(25.00)	—	—		70,774.59	763.37
Temporary Agency Staff	6,667.15	2,638.65		—	—	—	—		4,028.50	—
Travel	15,774.60	1,606.42		—	—	—	—		13,936.02	232.16
Utilities	35,128.15	1,509.86		—	3.00	—	—		33,483.54	131.75
Interest to Finova	495,459.00	495,459.00		—	—	—	—		—	—
Payroll Paid TTG	205,970.02	172,226.18		—	—	4,988.76	—		—	28,755.08
Payroll Paid SMC	2,438,881.57	—		—	—	—	—		2,438,881.57	—
Restructuring Officer	60,000.00	60,000.00		—	—	—	—		—	—
Credit Insurance Payments	477,957.47	—		—	—	—	—		478,187.78	(230.31)
Deposit to Lender	46,323,503.45	46,323,503.45		—	—	—	—		—	—
US Trustee	—	—		—	—	—	—		—	—
Bankruptcy Professionals	1,566,431.00	1,566,431.00		—	—	—	—		—	—
Other	68,963.32	13,823.14		—	—	—	—		55,140.18	—

Total Other Cash Disbursements	52,714,817.18	48,758,994.55	—	—	542.00	4,988.76	1,797.00		3,942,354.04	6,140.83

				—			—		—	—

TOTAL ALL CASH DISBURSEMENTS	60,114,600.81	48,859,635.97	—	—	(60,946.00)	4,988.76	9,250.04		11,298,005.70	3,666.34

	45,433,354.40	44,301,251.53	—	—	(7,538.85)	—	(7,253.84)		1,182,387.52	(35,491.96)

BANK ACCOUNT RECONCILED BALANCES:	45,433,354.40	44,301,251.53			(7,538.85)	—	(7,253.84)		1,182,387.52	(35,491.96)

I attest that the above bank statement balances are the actual bank statement balances as shown on the individual bank statements and that all of the bank statements have been reconciled to the general ledger balance

Any differences between the consolidating balance sheet cash and the cash summary are due to additional amounts of petty cash, cash in cash drawers and timing differences.

Signature

Robert Dunn
Name and Date

THE THAXTON GROUP

Cash Disbursements for THE THAXTON GROUP - Consolidated	JOINTLY ADMINISTERED
Monthly Court Report for	CASES 03-13182 - 03-13213

		Operating	Payroll	Other	Total
Beginning Cash Position		48,793,673.20		—	48,793,673.20

TICO Cash Collected		20,343.76	—	—	20,343.76
SM Cash Collected		10,252,676.90	—	—	10,252,676.90
TIG Cash Collected		9,270.00	—	—	9,270.00
TPF Cash Collected		34,645.28	—	—	34,645.28
TCL Cash Collected		—	—	—	—
Other Income Collected		148,842.62	—	—	148,842.62
		—	—	—	—
Proceeds from the sales of the TICO Assets		46,288,503.45	—	—	46,288,503.45

SUBTOTAL	—	56,754,282.01	—	—	56,754,282.01

		—	—	—	—
		—	—	—	—
CORRECTION OF BEGINNING BALANCES		—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS		(2,644,851.59)	2,644,851.59	—	(0.00)
		—	—	—	—
		—	—	—	—

Total Cash Receipts and Transfers	—	54,109,430.42	2,644,851.59	—	56,754,282.01

Cash Disbursements - Loans
Loan Proceeds Checks		7,065,987.23			7,065,987.23
Expenses related to Loans\Thaxton Insurance Group		333,796.40			333,796.40

Subtotal - Loans		7,399,783.63	—	—	7,399,783.63

		—
Cash Disbursements - Other		—
Advertising		264,687.09		—	264,687.09
Bank Charges		52,698.46	—	—	52,698.46
Claims Funding*		127,729.74		—	127,729.74
Company Auto		15,707.92	—	—	15,707.92
Computer Costs		14,804.75	—	—	14,804.75
Dues And Subscriptions		6,641.66	—	—	6,641.66
Employee Reimbursements - collections exp		6,535.71	—	—	6,535.71
Equipment Rental		(123.14)	—	—	(123.14)
Fixed Assets		(3,138.84)	—	—	(3,138.84)
Forms & Printing		66,001.40	—	—	66,001.40
Insurance		34,204.29	—	—	34,204.29
Meals & Entertainment		11,340.01	—	—	11,340.01
Miscellaneous		(11,797.29)	—	—	(11,797.29)
Office Expense		13,512.49	—	—	13,512.49
Postage		38,211.61	—	—	38,211.61
Prepaid Expenses		200.00	—	—	200.00
Prepaid Software ABS		18,667.82	—	—	18,667.82
Professional Fees-Ordinary Course		49,093.36	—	—	49,093.36
Rent		190,217.88	—	—	190,217.88
Repairs & Maintenance		18,095.63	—	—	18,095.63
Seminars & Meetings		503.36	—	—	503.36
Taxes & Licenses		14,455.37	—	—	14,455.37
Telephone		74,061.17	—	—	74,061.17
Temporary Agency Staff		6,667.15	—	—	6,667.15
Travel		15,774.60	—	—	15,774.60
Utilities		35,128.15	—	—	35,128.15
Interest to Finova		495,459.00	—	—	495,459.00
Payroll Paid TTG		—	205,970.02	—	205,970.02
Payroll Paid SMC		—	2,438,881.57	—	2,438,881.57
Restructuring Officer		60,000.00	—	—	60,000.00
Credit Insurance Payments		477,957.47	—	—	477,957.47
Deposit to Lender		46,323,503.45	—	—	46,323,503.45
US Trustee		—	—	—	—
Bankruptcy Professionals		1,566,431.00	—	—	1,566,431.00
Other		68,963.32	—	—	68,963.32

Total Other Cash Disbursements		50,069,965.59	2,644,851.59	—	52,714,817.18

		—	—	—	—

TOTAL ALL CASH DISBURSEMENTS		57,469,749.22	2,644,851.59	—	60,114,600.81

		45,433,354.40	—	—	45,433,354.40

BANK ACCOUNT RECONCILED BALANCES:

I attest that the above bank statement balances are the actual bank statement balances as shown on the individual bank statements and that all of the bank statements have been reconciled to the general ledger balance

Any differences between the consolidating balance sheet cash and the cash summary are due to additional amounts of petty cash, cash in cash drawers and timing differences.

Signature

Robert Dunn
Name and Date

In re:	Case No.	03-13183
The Thaxton Group, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period		December-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	1,566,431.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for The Thaxton Group, Inc.
Monthly Court Report for	December-04	Case #	03-13183
FED ID#	57-0669498			INACTIVE

	Consolidated Totals	Cherokee National Trust Account Wachovia 2000020760292	Wachovia Money Market 2003207426123	BB&T ESCROW ACCOUNT 5125898272	WACHOVIA DISBURSEMENT ACCOUNTS 2079900430275 2000014825091	WACHOVIA PAYROLL ACCOUNTS	Paragon, Inc
Beginning Cash Position	48,052,771.88	150,000.00	47,302,267.77	426,261.45	176,115.01	(1,872.35)	—

	—
TICO Cash Collected	—					—
SM Cash Collected	—					—
TIG Cash Collected	—					—
TPF Cash Collected	—					—
TCL Cash Collected	—					—
Other Income Collected	98,877.70	—	45,457.20		53,420.50	—
Proceeds from the sales of the TICO Assets	46,288,503.45				46,288,503.45

SUBTOTAL	46,387,381.15	—	45,457.20	—	46,341,923.95	—	—

	—					—
CORRECTION OF BEGINNING BALANCES	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(1,279,265.53)	(150,000.00)	(5,050,000.00)	(10,200.00)	3,758,641.74	172,292.73	—
	—
	—					—

Total Cash receipts	45,108,115.62	(150,000.00)	(5,004,542.80)	(10,200.00)	50,100,565.69	172,292.73	—

						—
Cash Disbursements - Loans						—
						—
Loan Proceeds Checks	37,600.74				37,600.74	—
Expenses related to Loans	63,040.68				63,040.68	—

Subtotal - Loans	100,641.42	—	—	—	100,641.42	—	—

						—
						—
Cash Disbursements - Other						—
Advertising	—					—
Bank Charges	29,405.39		77.54		29,327.85	—
Claims Funding*	28,750.08				28,750.08
Company Auto	378.74				378.74
Computer Costs	7,625.31				7,625.31
Dues And Subscriptions	—				—
Employee Reimbursements - collections exp	—				—
Equipment Rental	—				—
Fixed Assets	—				—
Forms & Printing	—				—
Insurance	(2,470.11)				(2,470.11)
Meals & Entertainment	160.78				160.78
Miscellaneous	1,235.90				1,235.90
Office Expense	4,837.45				4,837.45
Postage	729.93				729.93
Prepaid Expenses	—				—
Prepaid Software ABS	—				—
Professional Fees-Ordinary Course	15,938.96				15,938.96
Rent	15,726.00				15,726.00
Repairs & Maintenance	1,083.80				1,083.80
Roadgard	—				—
Seminars & Meetings	—				—
Taxes & Licenses	1,555.41				1,555.41
Telephone	2,548.21				2,548.21
Temporary Agency Staff	2,638.65				2,638.65
Travel	1,606.42				1,606.42
Utilities	1,509.86				1,509.86
Interest to Finova	495,459.00				495,459.00
Payroll Paid TTG	172,226.18					172,226.18
Payroll Paid SMC	—
Restructuring Officer	60,000.00				60,000.00
Insurance Renewal	14,291.00				14,291.00
Credit Insurance Payments	—
Pre-Filing Prepays	—
Deposit to Lender	46,323,503.45				46,323,503.45
US Trustee	—
Bankruptcy Professionals	1,566,431.00				1,566,431.00
Other	13,823.14				13,823.14

Total Other Cash Disbursements	48,758,994.55	—	77.54	—	48,586,690.83	172,226.18	—

TOTAL ALL CASH DISBURSEMENTS	48,859,635.97	—	77.54	—	48,687,332.25	172,226.18	—

	44,301,251.53	—	42,297,647.43	416,061.45	1,589,348.45	(1,805.80)	—

Book Balance per bank rec.	44,301,251.53	—	42,297,647.43	416,061.45	1,589,348.45	(1,805.80)	—

THE THAXTON GROUP
Cash Disbursements for The Thaxton Group, Inc.	Case No.	03-13183
Monthly Court Report for
FED ID#

	Operating	Payroll	Other	Total
Beginning Cash Position	48,052,771.88	—	—	48,052,771.88

	—	—	—	—
TICO Cash Collected	—	—	—	—
SM Cash Collected	—	—	—	—
TIG Cash Collected	—	—	—	—
TPF Cash Collected	—	—	—	—
TCL Cash Collected	—	—	—	—
Other Income Collected	98,877.70	—	—	98,877.70
Proceeds from the sales of the TICO Assets

SUBTOTAL	98,877.70	—	—	98,877.70

	—	—	—	—
CORRECTION OF BEGINNING BALANCES	—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(1,279,265.53)	—	—	(1,279,265.53)
			—	—
	—	—	—	—

Total Cash receipts	(1,180,387.83)	—	—	(1,180,387.83)

Cash Disbursements - Loans
Loan Proceeds Checks	37,600.74	—	—	37,600.74
Expenses related to Loans	63,040.68	—	—	63,040.68

Subtotal - Loans	100,641.42	—	—	100,641.42

Cash Disbursements - Other
Advertising	—	—	—	—
Bank Charges	29,405.39	—	—	29,405.39
Claims Funding*	28,750.08	—	—	28,750.08
Company Auto	378.74	—	—	378.74
Computer Costs	7,625.31	—	—	7,625.31
Dues And Subscriptions	—	—	—	—
Employee Reimbursements - collections exp	—	—	—	—
Equipment Rental	—	—	—	—
Fixed Assets	—	—	—	—
Forms & Printing	—	—	—	—
Insurance	(2,470.11)	—	—	(2,470.11)
Meals & Entertainment	160.78	—	—	160.78
Miscellaneous	1,235.90	—	—	1,235.90
Office Expense	4,837.45	—	—	4,837.45
Postage	729.93	—	—	729.93
Prepaid Expenses	—	—	—	—
Prepaid Software ABS	—	—	—	—
Professional Fees-Ordinary Course	15,938.96	—	—	15,938.96
Rent	15,726.00	—	—	15,726.00
Repairs & Maintenance	1,083.80	—	—	1,083.80
Roadgard	—	—	—	—
Seminars & Meetings	—	—	—	—
Taxes & Licenses	1,555.41	—	—	1,555.41
Telephone	2,548.21	—	—	2,548.21
Temporary Agency Staff	2,638.65	—	—	2,638.65
Travel	1,606.42	—	—	1,606.42
Utilities	1,509.86	—	—	1,509.86
Interest to Finova	495,459.00	—	—	495,459.00
Payroll Paid TTG	—	172,226.18	—	172,226.18
Payroll Paid SMC	—	—	—	—
Restructuring Officer	60,000.00	—	—	60,000.00
Insurance Renewal	14,291.00	—	—	14,291.00
Credit Insurance Payments	—	—	—	—
Pre-Filing Prepays	—	—	—	—
Deposit to Lender	46,323,503.45	—	—	46,323,503.45
US Trustee	—	—	—	—
Bankruptcy Professionals	1,566,431.00	—	—	1,566,431.00
Other	13,823.14	—	—	13,823.14

Total Other Cash Disbursements	48,586,768.37	172,226.18	—	48,758,994.55

	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	48,687,409.79	172,226.18	—	48,859,635.97

	(1,815,025.74)	(172,226.18)	—	(1,987,251.92)

Book Balance per bank rec.

In re:	Case No.	03-13184
Thaxton Operating Company	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period		December-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Thaxton Operating Company		Case #	03-13184	Case No.	01-10573
Monthly Court Report for	December-04
FED ID #	57-1083679

	Consolidated Totals							Operating	Payroll	Other	Total
Beginning Cash Position	—		—	—	—	—		—	—	—	—

	—			—	—				—	—	—
TICO Cash Collected	—							—	—	—	—
SM Cash Collected	—							—	—	—	—
TIG Cash Collected	—							—	—	—	—
TPF Cash Collected	—							—	—	—	—
TCL Cash Collected	—							—	—	—	—
Other Income Collected	—	HOLDING COMPANY - ALL ACTIVITY THROUGH SUBSIDIARIES						—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—	—

	—							—	—	—	—
	—							—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges								—	—	—	—
Claims Funding*	—
Company Auto	—							—	—	—	—
Computer Costs	—							—	—	—	—
Dues And Subscriptions	—							—	—	—	—
Employee Reimbursements - collections exp	—							—	—	—	—
Equipment Rental	—							—	—	—	—
Fixed Assets	—							—	—	—	—
Forms & Printing	—							—	—	—	—
Insurance	—							—	—	—	—
Meals & Entertainment	—							—	—	—	—
Miscellaneous	—							—	—	—	—
Office Expense	—							—	—	—	—
Postage	—							—	—	—	—
Prepaid Expenses	—							—	—	—	—
Prepaid Software ABS	—							—	—	—	—
Professional Fees-Ordinary Course	—							—	—	—	—
Rent	—							—	—	—	—
Repairs & Maintenance	—							—	—	—	—
Roadgard	—							—	—	—	—
Seminars & Meetings	—							—	—	—	—
Taxes & Licenses	—							—	—	—	—
Telephone	—							—	—	—	—
Temporary Agency Staff	—							—	—	—	—
Travel	—							—	—	—	—
Utilities	—							—	—	—	—
Interest to Finova	—							—	—	—	—
Payroll Paid TTG	—							—	—	—	—
Payroll Paid SMC	—							—	—	—	—
Restructuring Officer	—							—	—	—	—
Insurance Renewal	—							—	—	—	—
Voyager Payment	—							—	—	—	—
Pre-Filing Prepays	—							—	—	—	—
Deposit to Lender	—							—	—	—	—
US Trustee	—							—	—	—	—
Bankruptcy Professionals	—							—	—	—	—
	—							—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—

								—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—	—	—	—

In re:	Case No.	03-13186
TICO Premium Finance Company, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period		December-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	9,250.04
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$9,250.04

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO PREMIUM		03-13186	Case No.	03-13186
Monthly Court Report for	December-04
FED ID#	58-2358369

	Consolidated Totals	Wachovia Premium Escrow 2000022989068	WACHOVIA DISBURSEMENT ACCOUNTS 2000014825664 2079900430589	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	(3,552.50)	7,034.47	(10,586.97)			(3,552.50)	—	—	(3,552.50)

	—						—	—	—
TICO Cash Collected	—					—	—	—	—
SM Cash Collected	—					—	—	—	—
TIG Cash Collected	—					—	—	—	—
TPF Cash Collected	34,645.28		34,645.28			34,645.28	—	—	34,645.28
TCL Cash Collected	—					—	—	—	—
Other Income Collected	1,055.08	—	1,055.08			1,055.08	—	—	1,055.08

SUBTOTAL	35,700.36	—	35,700.36	—		35,700.36	—	—	35,700.36

	—					—	—	—	—
	—					—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(30,151.66)		(30,151.66)	—		(30,151.66)	—	—	(30,151.66)
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—

Total Cash Receipts and Transfers	5,548.70	—	5,548.70	—		5,548.70	—	—	5,548.70

Cash Disbursements - Loans
Loan Proceeds Checks	—					—	—	—	—
Expenses related to Loans	7,453.04		7,453.04			7,453.04	—	—	7,453.04

Subtotal - Loans	7,453.04	—	7,453.04	—		7,453.04			7,453.04

Cash Disbursements - Other
Advertising
Bank Charges	—					—	—	—	—
Claims Funding*	—
Company Auto	—					—	—	—	—
Computer Costs	1,711.00		1,711.00			1,711.00	—	—	1,711.00
Dues And Subscriptions	—					—	—	—	—
Employee Reimbursements - collections exp	—					—	—	—	—
Equipment Rental	—					—	—	—	—
Fixed Assets	—					—	—	—	—
Forms & Printing	—					—	—	—	—
Insurance	—					—	—	—	—
Meals & Entertainment	—					—	—	—	—
Miscellaneous	—					—	—	—	—
Office Expense	86.00		86.00			86.00	—	—	86.00
Postage	—					—	—	—	—
Prepaid Expenses	—					—	—	—	—
Prepaid Software ABS	—					—	—	—	—
Professional Fees-Ordinary Course	—					—	—	—	—
Rent	—					—	—	—	—
Repairs & Maintenance	—					—	—	—	—
Roadgard	—					—	—	—	—
Seminars & Meetings	—					—	—	—	—
Taxes & Licenses	—					—	—	—	—
Telephone	—					—	—	—	—
Temporary Agency Staff	—					—	—	—	—
Travel	—					—	—	—	—
Utilities	—					—	—	—	—
Interest to Finova	—					—	—	—	—
Payroll Paid TTG	—			—		—	—	—	—
Payroll Paid SMC	—					—	—	—	—
Restructuring Officer	—					—	—	—	—
Insurance Renewal	—					—	—	—	—
Voyager Payment	—					—	—	—	—
Pre-Filing Prepays	—					—	—	—	—
Deposit to Lender	—					—	—	—	—
US Trustee	—					—	—	—	—
Bankruptcy Professionals	—					—	—	—	—
Other	—					—	—	—	—

Total Other Cash Disbursements	1,797.00	—	1,797.00	—	—	1,797.00	—	—	1,797.00

						—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	9,250.04	—	9,250.04	—		9,250.04	—	—	9,250.04

	(7,253.84)	7,034.47	(14,288.31)	—		(7,253.84)	—	—	(7,253.84)

Book Balance per bank rec.	(7,253.84)	7,034.47	(14,288.31)

In re:	Case No.	03-13185
EAGLE Premium Finance Company, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period		December-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for EAGLE		Case No.	03-13185	Case No.	03-13185
Monthly Court Report for	December-04
FED ID#	54-0925005

	Consolidated Totals	WACHOVIA DEPOSITORY ACCOUNTS	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—		—	—		—	—	—	—

	—						—	—	—
TICO Cash Collected	—					—	—	—	—
SM Cash Collected	—					—	—	—	—
TIG Cash Collected	—					—	—	—	—
TPF Cash Collected	—					—	—	—	—
TCL Cash Collected	—					—	—	—	—
Other Income Collected	—					—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—

	—					—	—	—	—
	—					—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	All transaction in this subsidiary are included in TICO PREMIUM					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	—					—	—	—	—
Claims Funding*	—
Company Auto	—					—	—	—	—
Computer Costs	—					—	—	—	—
Dues And Subscriptions	—					—	—	—	—
Employee Reimbursements - collections exp	—					—	—	—	—
Equipment Rental	—					—	—	—	—
Fixed Assets	—					—	—	—	—
Forms & Printing	—					—	—	—	—
Insurance	—					—	—	—	—
Meals & Entertainment	—					—	—	—	—
Miscellaneous	—					—	—	—	—
Office Expense	—					—	—	—	—
Postage	—					—	—	—	—
Prepaid Expenses	—					—	—	—	—
Prepaid Software ABS	—					—	—	—	—
Professional Fees-Ordinary Course	—					—	—	—	—
Rent	—					—	—	—	—
Repairs & Maintenance	—					—	—	—	—
Roadgard	—					—	—	—	—
Seminars & Meetings	—					—	—	—	—
Taxes & Licenses	—					—	—	—	—
Telephone	—					—	—	—	—
Temporary Agency Staff	—					—	—	—	—
Travel	—					—	—	—	—
Utilities	—					—	—	—	—
Interest to Finova	—					—	—	—	—
Payroll Paid TTG	—					—	—	—	—
Payroll Paid SMC	—					—	—	—	—
Restructuring Officer	—					—	—	—	—
Insurance Renewal	—					—	—	—	—
Voyager Payment	—					—	—	—	—
Pre-Filing Prepays	—					—	—	—	—
Deposit to Lender	—					—	—	—	—
US Trustee	—					—	—	—	—
Bankruptcy Professionals	—					—	—	—	—
	—					—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—

						—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—	—

In re:	Case No.	03-13187
Thaxton Insurance Group, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period		December-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow

(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	(60,946.00)
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	($60,946.00)

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Thaxton Insurance Group		Case #	03-13187	Case No.	03-13187
Monthly Court Report for	December-04
FED ID#	57-0926039

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	(8,186.42)	(8,186.42)	—		(8,186.42)	—	—	(8,186.42)

	—					—	—	—
TICO Cash Collected	—				—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	9,270.00	9,270.00			9,270.00	—	—	9,270.00
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	—				—	—	—	—

SUBTOTAL	9,270.00	9,270.00	—	—	9,270.00	—	—	9,270.00

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(69,568.43)	(69,568.43)	—		(69,568.43)	—	—	(69,568.43)
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	(60,298.43)	(60,298.43)	—	—	(60,298.43)	—	—	(60,298.43)

Cash Disbursements - Loans
Loan Proceeds Checks	—
Expenses related to Loans/TIG	(61,488.00)	(61,488.00)			(61,488.00)			(61,488.00)

Subtotal - Loans	(61,488.00)	(61,488.00)	—		(61,488.00)	—	—	(61,488.00)

Cash Disbursements - Other
Advertising	—				—			—
Bank Charges	—				—		—	—
Claims Funding*	—				—			—
Company Auto	—				—	—	—	—
Computer Costs	—				—	—	—	—
Dues And Subscriptions	—				—	—	—	—
Employee Reimbursements - collections exp	—				—	—	—	—
Equipment Rental	—				—	—	—	—
Fixed Assets	—				—	—	—	—
Forms & Printing	—				—	—	—	—
Insurance	—				—	—	—	—
Meals & Entertainment	—				—	—	—	—
Miscellaneous	40.00	40.00			40.00	—	—	40.00
Office Expense	—				—	—	—	—
Postage	—				—	—	—	—
Prepaid Expenses	—				—	—	—	—
Prepaid Software ABS	—				—	—	—	—
Professional Fees-Ordinary Course	—				—	—	—	—
Rent	—				—	—	—	—
Repairs & Maintenance	—				—	—	—	—
Roadgard	—				—	—	—	—
Seminars & Meetings	—				—	—	—	—
Taxes & Licenses	524.00	524.00			524.00	—	—	524.00
Telephone	(25.00)	(25.00)			(25.00)	—	—	(25.00)
Temporary Agency Staff	—				—	—	—	—
Travel	—				—	—	—	—
Utilities	3.00	3.00			3.00	—	—	3.00
Interest to Finova	—				—	—	—	—
Payroll Paid TTG	—		—		—	—	—	—
Payroll Paid SMC	—				—	—	—	—
Restructuring Officer	—				—	—	—	—
Insurance Renewal	—				—	—	—	—
Voyager Payment	—				—	—	—	—
Pre-Filing Prepays	—				—	—	—	—
Deposit to Lender	—				—	—	—	—
US Trustee	—				—	—	—	—
Bankruptcy Professionals	—				—	—	—	—
Other	—				—	—	—	—

Total Other Cash Disbursements	542.00	542.00	—		542.00	—	—	542.00

					—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	(60,946.00)	(60,946.00)	—		(60,946.00)	—	—	(60,946.00)

	(7,538.85)	(7,538.85)	—		(7,538.85)	—	—	(7,538.85)

Book Balance per bank rec.	(7,538.85)	(7,538.85)	—

In re:	Case No.	03-13188
Thaxton Commercial Lending, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period		December-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	4,988.76
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$4,988.76

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Thaxton Commercial Lending		Case #	03-13188	Case No.	03-13188
Monthly Court Report for	December-04
FED ID#	57-1067973

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS 2000014825635 2079900430576	WACHOVIA PAYROLL ACCOUNTS	Operating	Payroll	Other	Total
Beginning Cash Position	—	—		—	—	—	—

	—				—	—	—
TICO Cash Collected	—			—	—	—	—
SM Cash Collected	—			—	—	—	—
TIG Cash Collected	—			—	—	—	—
TPF Cash Collected	—			—	—	—	—
TCL Cash Collected	—			—	—	—	—
Other Income Collected	—			—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—

	—			—	—	—	—
	—			—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	4,988.76		4,988.76	—	4,988.76	—	4,988.76
	—			—	—	—	—
	—			—	—	—	—
	—			—	—	—	—
	—			—	—	—	—

Total Cash Receipts and Transfers	4,988.76	—	4,988.76	—	4,988.76	—	4,988.76

Cash Disbursements - Loans
Loan Proceeds Checks	—			—			—
Expenses related to Loans	—			—			—

Subtotal - Loans	—	—	—	—			—

Cash Disbursements - Other	—						—
Advertising	—	—		—			—
Bank Charges	—			—	—	—	—
Claims Funding*	—	—					—
Company Auto	—			—	—	—	—
Computer Costs	—			—	—	—	—
Dues And Subscriptions	—			—	—	—	—
Employee Reimbursements - collections exp	—			—	—	—	—
Equipment Rental	—			—	—	—	—
Fixed Assets	—			—	—	—	—
Forms & Printing	—			—	—	—	—
Insurance	—			—	—	—	—
Meals & Entertainment	—			—	—	—	—
Miscellaneous	—			—	—	—	—
Office Expense	—			—	—	—	—
Postage	—			—	—	—	—
Prepaid Expenses	—			—	—	—	—
Prepaid Software ABS	—			—	—	—	—
Professional Fees-Ordinary Course	—			—	—	—	—
Rent	—			—	—	—	—
Repairs & Maintenance	—			—	—	—	—
Roadgard	—			—	—	—	—
Seminars & Meetings	—			—	—	—	—
Taxes & Licenses	—			—	—	—	—
Telephone	—			—	—	—	—
Temporary Agency Staff	—			—	—	—	—
Travel	—			—	—	—	—
Utilities	—			—	—	—	—
Interest to Finova	—			—	—	—	—
Payroll Paid TTG	4,988.76		4,988.76	—	4,988.76	—	4,988.76
Payroll Paid SMC	—			—	—	—	—
Restructuring Officer	—			—	—	—	—
Insurance Renewal	—			—	—	—	—
Voyager Payment	—			—	—	—	—
Pre-Filing Prepays	—			—	—	—	—
Deposit to Lender	—			—	—	—	—
US Trustee	—			—	—	—	—
Bankruptcy Professionals	—			—	—	—	—
	—			—	—	—	—

Total Other Cash Disbursements	4,988.76	—	4,988.76	—	4,988.76	—	4,988.76

				—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	4,988.76	—	4,988.76	—	4,988.76	—	4,988.76

	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—

In re:	Case No.	03-13189
Paragon, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period		December-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Paragon, Inc. - Inactive Company		Case #	03-13189	Case No.	03-13189
Monthly Court Report for	December-04
FED ID#	56-2057616

	Consolidated Totals		Wachovia 2003233012187	Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—	—		—	—

	—	—	—		—	—	—
TICO Cash Collected	—			—	—	—	—
SM Cash Collected	—			—	—	—	—
TIG Cash Collected	—			—	—	—	—
TPF Cash Collected	—			—	—	—	—
TCL Cash Collected	—			—	—	—	—
Other Income Collected	—			—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—

	—			—	—	—	—
	—			—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—		—	—	—	—	—
	—			—	—	—	—
	—			—	—	—	—
	—			—	—	—	—
	—			—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	—			—		—	—
Claims Funding*	—
Company Auto	—			—	—	—	—
Computer Costs	—			—	—	—	—
Dues And Subscriptions	—			—	—	—	—
Employee Reimbursements - collections exp	—			—	—	—	—
Equipment Rental	—			—	—	—	—
Fixed Assets	—			—	—	—	—
Forms & Printing	—			—	—	—	—
Insurance	—			—	—	—	—
Meals & Entertainment	—			—	—	—	—
Miscellaneous	—			—	—	—	—
Office Expense	—			—	—	—	—
Postage	—			—	—	—	—
Prepaid Expenses	—			—	—	—	—
Prepaid Software ABS	—			—	—	—	—
Professional Fees-Ordinary Course	—			—	—	—	—
Rent	—			—	—	—	—
Repairs & Maintenance	—			—	—	—	—
Roadgard	—			—	—	—	—
Seminars & Meetings	—			—	—	—	—
Taxes & Licenses	—			—	—	—	—
Telephone	—			—	—	—	—
Temporary Agency Staff	—			—	—	—	—
Travel	—			—	—	—	—
Utilities	—			—	—	—	—
Interest to Finova	—			—	—	—	—
Payroll Paid TTG	—			—	—	—	—
Payroll Paid SMC	—			—	—	—	—
Restructuring Officer	—			—	—	—	—
Insurance Renewal	—			—	—	—	—
Voyager Payment	—			—	—	—	—
Pre-Filing Prepays	—			—	—	—	—
Deposit to Lender	—			—	—	—	—
US Trustee	—			—	—	—	—
Bankruptcy Professionals	—			—	—	—	—
	—			—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—

				—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—

	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—	—

THE THAXTON GROUP
SUMMARY TICO CREDIT CORP
Monthly Court Report for	December-04
FED ID#

	Consolidated Totals	TICO-AL 03-13196	TICO-GA 03-13199	TICO-DE 03-13182	TICO-MS 03-13201	TICO-NC 03-13193	TICO-OH 03-13200	MODERN RECOVERY 03-13190	TICO-SC 03-13191	TICO-TN 03-13203	TICO-HQ 03-13195
Beginning Cash Position	(990.24)	—	—	—	—	—	11,957.28	—	—	—	(12,947.52)

	—	—	—	—	—	—	—	—	—	—	—
TICO Cash Collected	20,343.76	—	—	—	—	—	20,343.76	—	—	—	—
SM Cash Collected	—	—	—	—	—	—	—	—	—	—	—
TIG Cash Collected	—	—	—	—	—	—	—	—	—	—	—
TPF Cash Collected	—	—	—	—	—	—	—	—	—	—	—
TCL Cash Collected	—	—	—	—	—	—	—	—	—	—	—
Other Income Collected	48,786.00	—	—	4,550.11	29,006.29	—	11,247.69	—	100.01	3,881.90	—

SUBTOTAL	69,129.76	—	—	4,550.11	29,006.29	—	31,591.45	—	100.01	3,881.90	—

	—	—	—	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(99,965.14)	1,064.21	1,278.52	(2,682.79)	(28,739.79)	1,070.29	(63,532.24)	—	8,415.83	(3,274.78)	(13,564.39)
	—	—	—	—	—	—	—	—	—	—	—
Funds Received From Sale of Tico Mississippi - sent directly to Finova	—	—	—	—	—	—	—	—	—	—	—
Holdback, Deposits and Escrows	—	—	—	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—	—	—	—

Total Cash Receipts and Transfers	(30,835.38)	1,064.21	1,278.52	1,867.32	266.50	1,070.29	(31,940.79)	—	8,515.84	607.12	(13,564.39)

		—	—	—	—	—	—	—	—	—	—
Cash Disbursements - Loans		—	—	—	—	—	—	—	—	—	—
		—	—	—	—	—	—	—	—	—	—
Loan Proceeds Checks	—	—	—	—	—	—	—	—	—	—	—
Expenses related to Loans	(2,474.49)	(214.31)	—	373.05	(3,242.57)	—	(586.24)	—	1,133.38	(16.67)	78.87

Subtotal - Loans	(2,474.49)	(214.31)	—	373.05	(3,242.57)	—	(586.24)	—	1,133.38	(16.67)	78.87

		—	—	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—	—	—	—
Cash Disbursements - Other	—	—	—	—	—	—	—	—	—	—	—
Advertising	—	—	—	—	—	—	—	—	—	—	—
Bank Charges	904.40	—	—	—	—	—	904.40	—	—	—	—
Claims Funding*	—	—	—	—	—	—	—	—	—	—	—
Company Auto	217.47	—	—	—	—	—	—	—	—	—	217.47
Computer Costs	390.95	—	—	—	—	—	341.00	—	—	—	49.95
Dues And Subscriptions	—	—	—	—	—	—	—	—	—	—	—
Employee Reimbursements - collections exp	6,535.71	—	—	871.58	1,680.66	—	2,473.50	—	760.87	563.79	185.31
Equipment Rental	(3,087.41)	—	—	—	—	—	—	—	(65.86)	—	(3,021.55)
Fixed Assets	(8,525.00)	—	—	—	—	—	—	—	—	—	(8,525.00)
Forms & Printing	326.00	—	—	—	—	—	—	—	—	—	326.00
Insurance	—	—	—	—	—	—	—	—	—	—	—
Meals & Entertainment	61.91	—	—	—	—	—	—	—	—	—	61.91
Miscellaneous	(24,763.38)	1,278.52	1,278.52	—	—	—	(35,456.80)	—	4,962.00	—	3,174.38
Office Expense	180.67	—	—	—	—	—	—	—	—	—	180.67
Postage	188.86	—	—	—	—	—	65.45	—	—	—	123.41
Prepaid Expenses	200.00	—	—	—	—	—	200.00	—	—	—	—
Prepaid Software ABS	—	—	—	—	—	—	—	—	—	—	—
Professional Fees-Ordinary Course	—	—	—	—	—	—	—	—	—	—	—
Rent	(422.40)	—	—	60.00	600.00	100.00	—	—	282.60	60.00	(1,525.00)
Repairs & Maintenance	—	—	—	—	—	—	—	—	—	—	—
Roadgard	—	—	—	—	—	—	—	—	—	—	—
Seminars & Meetings	—	—	—	—	—	—	—	—	—	—	—
Taxes & Licenses	4,281.00	—	—	562.69	1,228.41	970.29	15.78	—	1,503.83	—	—
Telephone	763.37	—	—	—	—	—	530.94	—	(20.98)	—	253.41
Temporary Agency Staff	—	—	—	—	—	—	—	—	—	—	—
Travel	232.16	—	—	—	—	—	—	—	—	—	232.16
Utilities	131.75	—	—	—	—	—	23.38	—	(40.00)	—	148.37
Interest to Finova	—	—	—	—	—	—	—	—	—	—	—
Payroll Paid TTG	28,755.08	—	—	—	—	—	—	—	—	—	28,755.08
Payroll Paid SMC	—	—	—	—	—	—	—	—	—	—	—
Restructuring Officer	—	—	—	—	—	—	—	—	—	—	—
Insurance Renewal	—	—	—	—	—	—	—	—	—	—	—
Credit Insurance Payments	(230.31)	—	—	—	—	—	—	—	—	—	(230.31)
Pre-Filing Prepays	—	—	—	—	—	—	—	—	—	—	—
Proceeds to Lender	—	—	—	—	—	—	—	—	—	—	—
US Trustee	—	—	—	—	—	—	—	—	—	—	—
Bankruptcy Professionals	—	—	—	—	—	—	—	—	—	—	—
Other-payment to Investment Banker	—	—	—	—	—	—	—	—	—	—	—

Total Other Cash Disbursements	6,140.83	1,278.52	1,278.52	1,494.27	3,509.07	1,070.29	(30,902.35)	—	7,382.46	623.79	20,406.26

TOTAL ALL CASH DISBURSEMENTS	3,666.34	1,064.21	1,278.52	1,867.32	266.50	1,070.29	(31,488.59)	—	8,515.84	607.12	20,485.13

			—	—	—	—	—	—	—	—	—

	(35,491.96)	—	—	—	0.00	—	11,505.08	—	—	—	(46,997.04)

			—	—	—	—	—	—	—	—	—
Book Balance per bank rec.	(35,491.96)	—	—	—	—	—	11,505.08	0.00	—	—	(46,997.04)

THE THAXTON GROUP
SUMMARY TICO CREDIT CORP	Case No.
Monthly Court Report for
FED ID#

	Operating	Payroll	Other	Total
Beginning Cash Position	(990.24)	—	—	(990.24)

		—	—	—
TICO Cash Collected	20,343.76	—	—	20,343.76
SM Cash Collected	—	—	—	—
TIG Cash Collected	—	—	—	—
TPF Cash Collected	—	—	—	—
TCL Cash Collected	—	—	—	—
Other Income Collected	48,786.00	—	—	48,786.00

SUBTOTAL	69,129.76	—	—	69,129.76

	—	—	—	—
	—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(128,720.22)	28,755.08	—	(99,965.14)
	—	—	—	—
Funds Received From Sale of Tico Mississippi - sent directly to Finova	—	—	—	—
Holdback, Deposits and Escrows	—	—	—	—
	—	—	—	—

Total Cash Receipts and Transfers	(59,590.46)	28,755.08	—	(30,835.38)

	—
Cash Disbursements - Loans	—
	—
Loan Proceeds Checks	—			—
Expenses related to Loans	(2,474.49)			(2,474.49)

Subtotal - Loans	(2,474.49)			(2,474.49)

	—			—
	—			—
Cash Disbursements - Other	—			—
Advertising	—			—
Bank Charges	904.40	—	—	904.40
Claims Funding*	—			—
Company Auto	217.47	—	—	217.47
Computer Costs	390.95	—	—	390.95
Dues And Subscriptions	—	—	—	—
Employee Reimbursements - collections exp	6,535.71	—	—	6,535.71
Equipment Rental	(3,087.41)	—	—	(3,087.41)
Fixed Assets	(8,525.00)	—	—	(8,525.00)
Forms & Printing	326.00	—	—	326.00
Insurance	—	—	—	—
Meals & Entertainment	61.91	—	—	61.91
Miscellaneous	(24,763.38)	—	—	(24,763.38)
Office Expense	180.67	—	—	180.67
Postage	188.86	—	—	188.86
Prepaid Expenses	200.00	—	—	200.00
Prepaid Software ABS	—	—	—	—
Professional Fees-Ordinary Course	—	—	—	—
Rent	(422.40)	—	—	(422.40)
Repairs & Maintenance	—	—	—	—
Roadgard	—	—	—	—
Seminars & Meetings	—	—	—	—
Taxes & Licenses	4,281.00	—	—	4,281.00
Telephone	763.37	—	—	763.37
Temporary Agency Staff	—	—	—	—
Travel	232.16	—	—	232.16
Utilities	131.75	—	—	131.75
Interest to Finova	—	—	—	—
Payroll Paid TTG	—	28,755.08	—	28,755.08
Payroll Paid SMC	—	—	—	—
Restructuring Officer	—	—	—	—
Insurance Renewal	—	—	—	—
Credit Insurance Payments	(230.31)	—	—	(230.31)
Pre-Filing Prepays	—	—	—	—
Proceeds to Lender	—	—	—	—
US Trustee	—	—	—	—
Bankruptcy Professionals	—	—	—	—
Other - payment to Investment Banker	—	—	—	—

Total Other Cash Disbursements	(22,614.25)	28,755.08	—	6,140.83

	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	(25,088.74)	28,755.08	—	3,666.34

	(35,491.96)	—	—	(35,491.96)

Book Balance per bank rec.

THE THAXTON GROUP
SUMMARY TICO CREDIT CORP - DISBURSEMENT ACCOUNTS		WACHOVIA #2000014825101	WACHOVIA #2000014826087	Case No.	-
Monthly Court Report for	December-04
FED ID#

	Consolidated Totals	TICO- AL	TICO- GA	TICO- DE	TICO- MS	TICO- NC	TICO- OH	TICO- SC	TICO- TN	TICO- HQ	Operating	Payroll	Other	Total
Beginning Cash Position	(12,947.52)	—	—							(12,947.52)	(12,947.52)	—	—	(12,947.52)

	—	—	—	—	—	—	—		—	—		—	—	—
TICO Cash Collected	—										—	—	—	—
SM Cash Collected	—									—	—	—	—	—
TIG Cash Collected	—									—	—	—	—	—
TPF Cash Collected	—									—	—	—	—	—
TCL Cash Collected	—									—	—	—	—	—
Other Income Collected	—									—	—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—	—	—	—
	—										—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(59,590.46)	1,064.21	1,278.52	1,867.32	266.50	1,070.29	(31,940.79)	8,515.84	607.12	(42,319.47)	(59,590.46)	—	—	(59,590.46)
Outstanding Checks	—	—	—	—	—	—	—	—	—		—	—	—	—
WACHOVIA #2000014825101	—	—	—	—	—	—	—	—	—		—	—	—	—
WACHOVIA #101000020906	—	—	—	—	—	—	—	—	—		—	—	—	—
	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total Cash Receipts and Transfers	(59,590.46)	1,064.21	1,278.52	1,867.32	266.50	1,070.29	(31,940.79)	8,515.84	607.12	(42,319.47)	(59,590.46)	—	—	(59,590.46)

		—	—	—	—	—	—	—	—	—	—
Cash Disbursements - Loans		—	—	—	—	—	—	—	—	—	—
		—	—	—	—	—	—	—	—	—	—
Loan Proceeds Checks	—										—			—
Expenses related to Loans	(2,474.49)	(214.31)	—	373.05	(3,242.57)		(586.24)	1,133.38	(16.67)	78.87	(2,474.49)			(2,474.49)

Subtotal - Loans	(2,474.49)	(214.31)	—	373.05	(3,242.57)	—	(586.24)	1,133.38	(16.67)	78.87	(2,474.49)			(2,474.49)

		—	—	—	—	—	—	—	—	—	—			—
		—	—	—	—	—	—	—	—	—	—			—
Cash Disbursements - Other			—	—	—	—	—	—	—	—	—			—
Advertising	—										—			—
Bank Charges	452.20	—	—	—	—	—	452.20	—	—	—	452.20	—	—	452.20
Claims Funding*	—										—			—
Company Auto	217.47				—			—		217.47	217.47	—	—	217.47
Computer Costs	390.95	—	—			—	341.00	—		49.95	390.95	—	—	390.95
Dues And Subscriptions	—										—	—	—	—
Employee Reimbursements - collections exp	6,535.71	—		871.58	1,680.66		2,473.50	760.87	563.79	185.31	6,535.71	—	—	6,535.71
Equipment Rental	(3,087.41)			—	—	—	—	(65.86)	—	(3,021.55)	(3,087.41)	—	—	(3,087.41)
Fixed Assets	(8,525.00)									(8,525.00)	(8,525.00)	—	—	(8,525.00)
Forms & Printing	326.00						—	—		326.00	326.00	—	—	326.00
Insurance	—									—	—	—	—	—
Meals & Entertainment	61.91									61.91	61.91	—	—	61.91
Miscellaneous	(24,763.38)	1,278.52	1,278.52		—		(35,456.80)	4,962.00		3,174.38	(24,763.38)	—	—	(24,763.38)
Office Expense	180.67		—	—	—	—	—	—	—	180.67	180.67	—	—	180.67
Postage	188.86	—	—			—	65.45	—		123.41	188.86	—	—	188.86
Prepaid Expenses	200.00						200.00				200.00	—	—	200.00
Prepaid Software ABS	—									—	—	—	—	—
Professional Fees-Ordinary Course	—		—				—	—			—	—	—	—
Rent	(422.40)	—	—	60.00	600.00	100.00	—	282.60	60.00	(1,525.00)	(422.40)	—	—	(422.40)
Repairs & Maintenance	—						—	—			—	—	—	—
Roadgard	—										—	—	—	—
Seminars & Meetings	—										—	—	—	—
Taxes & Licenses	4,281.00	—	—	562.69	1,228.41	970.29	15.78	1,503.83	—	—	4,281.00	—	—	4,281.00
Telephone	763.37	—	—	—	—	—	530.94	(20.98)	—	253.41	763.37	—	—	763.37
Temporary Agency Staff	—		—	—	—			—			—	—	—	—
Travel	232.16						—	—		232.16	232.16	—	—	232.16
Utilities	131.75	—	—	—	—	—	23.38	(40.00)	—	148.37	131.75	—	—	131.75
Interest to Finova	—										—	—	—	—
Payroll Paid TTG	—										—	—	—	—
Payroll Paid SMC	—										—	—	—	—
Restructuring Officer	—										—	—	—	—
Insurance Renewal	—										—	—	—	—
Credit Insurance Payments	(230.31)	—	—					—		(230.31)	(230.31)	—	—	(230.31)
Pre-Filing Prepays	—										—	—	—	—
Deposit to Lender	—										—	—	—	—
US Trustee	—										—	—	—	—
Bankruptcy Professionals	—										—	—	—	—
Other	—										—	—	—	—

Total Other Cash Disbursements	(23,066.45)	1,278.52	1,278.52	1,494.27	3,509.07	1,070.29	(31,354.55)	7,382.46	623.79	(8,348.82)	(23,066.45)	—	—	(23,066.45)

											—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	(25,540.94)	1,064.21	1,278.52	1,867.32	266.50	1,070.29	(31,940.79)	8,515.84	607.12	(8,269.95)	(25,540.94)	—	—	(25,540.94)

			—	—	—	—	—	—	—	—

	(46,997.04)	—	—	—	—	—	—	—	—	(46,997.04)	(46,997.04)	—	—	(46,997.04)

			—	—	—	—	—	—	—	—
Book Balance per bank rec.	(46,997.04)		—							(46,997.04)

In re:	Case No.	03-13195
TICO Credit Corporation	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period		December-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)

Owner Draw*
Transfers (To Dip Accounts)

Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	20,485.13
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$20,485.13

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO CREDIT CORPORATION, INC			Case	#	03-13195	Case No.	03-13195
Monthly Court Report for		December-04
FED ID#	56-2258083

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	(12,947.52)	(12,947.52)	—		(12,947.52)	—		(12,947.52)

	—					—	—	—
TICO Cash Collected	—	—			—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	—				—	—	—	—

SUBTOTAL	—	—	—		—	—	—	—

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(13,564.39)	(42,319.47)	28,755.08		(42,319.47)	28,755.08	—	(13,564.39)
	—				—		—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	(13,564.39)	(42,319.47)	28,755.08	—	(42,319.47)	28,755.08	—	(13,564.39)

Cash Disbursements - Loans
	—
Loan Proceeds Checks	—				—	—		—
Expenses related to Loans	78.87	78.87			78.87			78.87

Subtotal - Loans	78.87	78.87	—		78.87	—	—	78.87

		—
		—				—
Cash Disbursements - Other		—				—		—
Advertising	—	—			—	—		—
Bank Charges	—	—			—	—		—
Claims Funding*	—	—			—	—		—
Company Auto	217.47	217.47			217.47	—	—	217.47
Computer Costs	49.95	49.95			49.95	—	—	49.95
Dues And Subscriptions	—	—			—	—	—	—
Employee Reimbursements - collections exp	185.31	185.31			185.31	—	—	185.31
Equipment Rental	(3,021.55)	(3,021.55)			(3,021.55)	—	—	(3,021.55)
Fixed Assets	(8,525.00)	(8,525.00)			(8,525.00)	—	—	(8,525.00)
Forms & Printing	326.00	326.00			326.00	—	—	326.00
Insurance	—	—			—	—	—	—
Meals & Entertainment	61.91	61.91			61.91	—	—	61.91
Miscellaneous	3,174.38	3,174.38			3,174.38	—	—	3,174.38
Office Expense	180.67	180.67			180.67	—	—	180.67
Postage	123.41	123.41			123.41	—	—	123.41
Prepaid Expenses	—	—			—	—	—	—
Prepaid Software ABS	—	—			—	—	—	—
Professional Fees-Ordinary Course	—	—			—	—	—	—
Rent	(1,525.00)	(1,525.00)			(1,525.00)	—	—	(1,525.00)
Repairs & Maintenance	—	—			—	—	—	—
Roadgard	—	—			—	—	—	—
Seminars & Meetings	—	—			—	—	—	—
Taxes & Licenses	—	—			—	—	—	—
Telephone	253.41	253.41			253.41	—	—	253.41
Temporary Agency Staff	—	—			—	—	—	—
Travel	232.16	232.16			232.16	—	—	232.16
Utilities	148.37	148.37			148.37	—	—	148.37
Interest to Finova		—			—	—	—	—
Payroll Paid TTG	28,755.08	—	28,755.08		—	28,755.08	—	28,755.08
Payroll Paid SMC		—			—	—	—	—
Restructuring Officer	—	—			—	—	—	—
Insurance Renewal	—	—			—	—	—	—
Voyager Payment	(230.31)	(230.31)			(230.31)	—	—	(230.31)
Pre-Filing Prepays	—	—			—	—	—	—
Deposit to Lender	—	—			—	—	—	—
US Trustee	—	—			—	—	—	—
Bankruptcy Professionals	—	—			—	—	—	—
Other	—	—			—	—	—	—

Total Other Cash Disbursements	20,406.26	(8,348.82)	28,755.08	—	(8,348.82)	28,755.08	—	20,406.26

TOTAL ALL CASH DISBURSEMENTS	20,485.13	(8,269.95)	28,755.08	—	(8,269.95)	28,755.08	—	20,485.13

	(46,997.04)	(46,997.04)	—	—	(46,997.04)	—	—	(46,997.04)

Book Balance per bank rec.	(46,997.04)	(46,997.04)	—

In re:	Case No.	03-13194
TICO Credit Company of Virginia, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period		December-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO VA		Case #	03-13194	Case No.	03-13194
Monthly Court Report for	December-04
FED ID#	57-1129678

	Consolidated Totals						Operating	Payroll	Other	Total
Beginning Cash Position		—	—	—	—		—	—	—	—

	—							—	—	—
TICO Cash Collected	—						—	—	—	—
SM Cash Collected	—						—	—	—	—
TIG Cash Collected	—						—	—	—	—
TPF Cash Collected	—						—	—	—	—
TCL Cash Collected	—						—	—	—	—
Other Income Collected	—						—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—

	—						—	—	—	—
	—						—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—						—	—	—	—
							—	—	—	—
	—	All Cash is included in TICO SC					—	—	—	—
	—						—	—	—	—
	—						—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges				—			—	—	—	—
Claims Funding*	—			—
Company Auto	—			—			—	—	—	—
Computer Costs	—			—			—	—	—	—
Dues And Subscriptions	—			—			—	—	—	—
Employee Reimbursements - collections exp	—			—			—	—	—	—
Equipment Rental	—			—			—	—	—	—
Fixed Assets	—			—			—	—	—	—
Forms & Printing	—			—			—	—	—	—
Insurance	—			—			—	—	—	—
Meals & Entertainment	—			—			—	—	—	—
Miscellaneous	—			—			—	—	—	—
Office Expense	—			—			—	—	—	—
Postage	—			—			—	—	—	—
Prepaid Expenses	—			—			—	—	—	—
Prepaid Software ABS	—			—			—	—	—	—
Professional Fees-Ordinary Course	—			—			—	—	—	—
Rent	—			—			—	—	—	—
Repairs & Maintenance	—			—			—	—	—	—
Roadgard	—			—			—	—	—	—
Seminars & Meetings	—			—			—	—	—	—
Taxes & Licenses	—			—			—	—	—	—
Telephone	—			—			—	—	—	—
Temporary Agency Staff	—			—			—	—	—	—
Travel	—			—			—	—	—	—
Utilities	—			—			—	—	—	—
Interest to Finova	—			—			—	—	—	—
Payroll Paid TTG	—			—			—	—	—	—
Payroll Paid SMC	—			—			—	—	—	—
Restructuring Officer	—			—			—	—	—	—
Insurance Renewal	—			—			—	—	—	—
Voyager Payment	—			—			—	—	—	—
Pre-Filing Prepays	—			—			—	—	—	—
Deposit to Lender	—			—			—	—	—	—
US Trustee	—			—			—	—	—	—
Bankruptcy Professionals	—			—			—	—	—	—
	—			—			—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—

							—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.			—	—	—

In re:	Case No.	03-13191
TICO Credit Company, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period		December-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	8,515.84
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$8,515.84

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO VA		Case No.	03-13191	Case No.	03-13191
Monthly Court Report for	December-04
FED ID#	58-2358372

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—		—	—	—	—

	—					—	—	—
TICO Cash Collected	—				—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	100.01	100.01			100.01	—	—	100.01

SUBTOTAL	100.01	100.01	—		100.01	—	—	100.01

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	8,415.83	8,415.83	—		8,415.83	—	—	8,415.83
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	8,515.84	8,515.84	—	—	8,515.84	—	—	8,515.84

Cash Disbursements - Loans
Loan Proceeds Checks	—	—			—	—	—	—
Expenses related to Loans	1,133.38	1,133.38			1,133.38	—	—	1,133.38

Subtotal - Loans	1,133.38	1,133.38	—		1,133.38	—	—	1,133.38

—
—
Cash Disbursements - Other		—
Advertising	—	—			—	—	—	—
Bank Charges	—	—			—	—	—	—
Claims Funding*	—	—			—	—	—	—
Company Auto	—	—			—	—	—	—
Computer Costs	—	—			—	—	—	—
Dues And Subscriptions	—	—			—	—	—	—
Employee Reimbursements - collections exp	760.87	760.87			760.87	—	—	760.87
Equipment Rental	(65.86)	(65.86)			(65.86)	—	—	(65.86)
Fixed Assets	—	—			—	—	—	—
Forms & Printing	—	—			—	—	—	—
Insurance	—	—			—	—	—	—
Meals & Entertainment	—	—			—	—	—	—
Miscellaneous	4,962.00	4,962.00			4,962.00	—	—	4,962.00
Office Expense	—	—			—	—	—	—
Postage	—	—			—	—	—	—
Prepaid Expenses	—	—			—	—	—	—
Prepaid Software ABS	—	—			—	—	—	—
Professional Fees-Ordinary Course	—	—			—	—	—	—
Rent	282.60	282.60			282.60	—	—	282.60
Repairs & Maintenance	—	—			—	—	—	—
Roadgard	—	—			—	—	—	—
Seminars & Meetings	—	—			—	—	—	—
Taxes & Licenses	1,503.83	1,503.83			1,503.83	—	—	1,503.83
Telephone	(20.98)	(20.98)			(20.98)	—	—	(20.98)
Temporary Agency Staff	—	—			—	—	—	—
Travel	—	—			—	—	—	—
Utilities	(40.00)	(40.00)			(40.00)	—	—	(40.00)
Interest to Finova	—	—			—	—	—	—
Payroll Paid TTG	—	—	—		—	—	—	—
Payroll Paid SMC	—	—			—	—	—	—
Restructuring Officer	—	—			—	—	—	—
Insurance Renewal	—	—			—	—	—	—
Voyager Payment	—	—			—	—	—	—
Pre-Filing Prepays	—	—			—	—	—	—
Deposit to Lender	—	—			—	—	—	—
US Trustee	—	—			—	—	—	—
Bankruptcy Professionals	—	—			—	—	—	—
Other	—				—	—	—	—

Total Other Cash Disbursements	7,382.46	7,382.46	—	—	7,382.46	—	—	7,382.46

							—	—

TOTAL ALL CASH DISBURSEMENTS	8,515.84	8,515.84	—	—	8,515.84	—	—	8,515.84

	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—

In re:	Case No.	03-13196
TICO Credit Company of Alabama, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period		December-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH – ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	1,064.21
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$1,064.21

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO ALABAMA		Case No.	03-13196	Case No.	03-13196
Monthly Court Report for	December-04
FED ID#	57-1109035

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Bank Vernon 176034601	Community Bank 45571377	Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—	—	—	—	—		—

	—						—	—	—
TICO Cash Collected	—			—	—	—	—	—	—
SM Cash Collected	—					—	—	—	—
TIG Cash Collected	—					—	—	—	—
TPF Cash Collected	—					—	—	—	—
TCL Cash Collected	—					—	—	—	—
Other Income Collected	—					—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—

	—					—	—	—	—
	—					—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	1,064.21	1,064.21	—	—	—	1,064.21	—	—	1,064.21
	—					—	—		—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—

Total Cash Receipts and Transfers	1,064.21	1,064.21	—	—	—	1,064.21	—	—	1,064.21

Cash Disbursements - Loans
Loan Proceeds Checks	—	—				—	—		—
Expenses related to Loans	(214.31)	(214.31)				(214.31)	—		(214.31)

Subtotal -Loans	(214.31)	(214.31)	—	—	—	(214.31)	—	—	(214.31)

Cash Disbursements - Other
Advertising	—	—				—	—		—
Bank Charges	—	—		—		—	—		—
Claims Funding*	—	—							—
Company Auto	—	—				—	—	—	—
Computer Costs	—	—				—	—	—	—
Dues And Subscriptions	—	—				—	—	—	—
Employee Reimbursements - collections exp	—	—				—	—	—	—
Equipment Rental	—	—				—	—	—	—
Fixed Assets	—	—				—	—	—	—
Forms & Printing	—	—				—	—	—	—
Insurance	—	—				—	—	—	—
Meals & Entertainment	—	—				—	—	—	—
Miscellaneous	1,278.52	1,278.52				1,278.52	—	—	1,278.52
Office Expense	—	—				—	—	—	—
Postage	—	—				—	—	—	—
Prepaid Expenses	—	—				—	—	—	—
Prepaid Software ABS	—	—				—	—	—	—
Professional Fees-Ordinary Course	—	—				—	—	—	—
Rent	—	—				—	—	—	—
Repairs & Maintenance	—	—				—	—	—	—
Roadgard	—	—				—	—	—	—
Seminars & Meetings	—	—				—	—	—	—
Taxes & Licenses	—	—				—	—	—	—
Telephone	—	—				—	—	—	—
Temporary Agency Staff	—	—				—	—	—	—
Travel	—	—				—	—	—	—
Utilities	—	—				—	—	—	—
Interest to Finova	—	—				—	—	—	—
Payroll Paid TTG	—	—	—			—	—	—	—
Payroll Paid SMC	—	—				—	—	—	—
Restructuring Officer	—	—				—	—	—	—
Insurance Renewal	—	—				—	—	—	—
Voyager Payment	—	—				—	—	—	—
Pre-Filing Prepays	—	—				—	—	—	—
Deposit to Lender	—	—				—	—	—	—
US Trustee	—	—				—	—	—	—
Bankruptcy Professionals	—	—				—	—	—	—
Other	—	—				—	—	—	—

Total Other Cash Disbursements	1,278.52	1,278.52	—	—	—	1,278.52	—	—	1,278.52

						—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	1,064.21	1,064.21	—	—	—	1,064.21	—	—	1,064.21

Book Balance per bank rec.	—			—	—

In re:	Case No.	03-13193
TICO Credit Company of North Carolina, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period		December-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH – ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow

(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	1,070.29
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$1,070.29

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO-NC		Case No.	03-13193	Case No.	03-13193
Monthly Court Report for	December-04
FED ID#	56-2058522

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—				—	—	—	—

	—					—	—	—
TICO Cash Collected	—				—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	—				—	—	—	—

SUBTOTAL	—	—	—		—	—	—	—

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	1,070.29	1,070.29	—		1,070.29	—	—	1,070.29
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	1,070.29	1,070.29	—		1,070.29	—	—	1,070.29

Cash Disbursements - Loans
—
Loan Proceeds Checks	—	—			—	—	—	—
Expenses related to Loans	—	—			—	—	—	—

Subtotal - Loans	—	—	—		—	—	—	—

—
—
Cash Disbursements - Other		—
Advertising	—	—			—	—	—	—
Bank Charges	—	—			—	—	—	—
Claims Funding*	—	—
Company Auto	—	—			—	—	—	—
Computer Costs	—	—			—	—	—	—
Dues And Subscriptions	—	—			—	—	—	—
Employee Reimbursements - collections exp	—	—			—	—	—	—
Equipment Rental	—	—			—	—	—	—
Fixed Assets	—	—			—	—	—	—
Forms & Printing	—	—			—	—	—	—
Insurance	—	—			—	—	—	—
Meals & Entertainment	—	—			—	—	—	—
Miscellaneous	—	—			—	—	—	—
Office Expense	—	—			—	—	—	—
Postage	—	—			—	—	—	—
Prepaid Expenses	—	—			—	—	—	—
Prepaid Software ABS	—	—			—	—	—	—
Professional Fees-Ordinary Course	—	—			—	—	—	—
Rent	100.00	100.00			100.00	—	—	100.00
Repairs & Maintenance	—	—			—	—	—	—
Roadgard	—	—			—	—	—	—
Seminars & Meetings	—	—			—	—	—	—
Taxes & Licenses	970.29	970.29			970.29	—	—	970.29
Telephone	—	—			—	—	—	—
Temporary Agency Staff	—	—			—	—	—	—
Travel	—	—			—	—	—	—
Utilities	—	—			—	—	—	—
Interest to Finova	—	—			—	—	—	—
Payroll Paid TTG	—	—	—		—	—	—	—
Payroll Paid SMC	—	—			—	—	—	—
Restructuring Officer	—	—			—	—	—	—
Insurance Renewal	—	—			—	—	—	—
Voyager Payment	—	—			—	—	—	—
Pre-Filing Prepays	—	—			—	—	—	—
Deposit to Lender	—	—			—	—	—	—
US Trustee	—	—			—	—	—	—
Bankruptcy Professionals	—	—			—	—	—	—
Other	—	—			—	—	—	—

Total Other Cash Disbursements	1,070.29	1,070.29	—	—	1,070.29	—	—	1,070.29

						—	—	—

TOTAL ALL CASH DISBURSEMENTS	1,070.29	1,070.29	—	—	1,070.29	—	—	1,070.29

	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—

In re:	Case No.	03-13182
TICO Credit Company	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period		December-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	1,867.32
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$1,867.32

FORM MOR-1

THE THAXTON GROUP		Case No.	03-13182
Cash Disbursements for TICO - DELAWARE
Monthly Court Report for	December-04
FED ID #	74-2873274

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	Fifth Third Bank 1050032006	BB&T 5181006058	BB&T 5180186451	BB&T 5180158407	Ohio Valley 8012564	First National Bank 5711347	PNC Bank 3004243118	National City 754211488
Beginning Cash Position	—	—	—	—	—	—	—	—	—	—

—
TICO Cash Collected	—
SM Cash Collected	—
TIG Cash Collected	—
TPF Cash Collected	—
TCL Cash Collected	—
Other Income Collected	4,550.11	4,550.11

SUBTOTAL	4,550.11	4,550.11	—	—	—	—	—	—	—	—

—
—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(2,682.79)	(2,682.79)	—	—	—	—	—	—	—	—
—
—
—
—

Total Cash Receipts and Transfers	1,867.32	1,867.32	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks	—	—
Expenses related to Loans	373.05	373.05

Subtotal - Loans	373.05	373.05	—	—	—	—	—	—	—	—

—
—
Cash Disbursements - Other		—
Advertising	—	—
Bank Charges	—			—	—	—	—		—
Claims Funding*	—	—
Company Auto	—	—
Computer Costs	—	—
Dues And Subscriptions	—	—
Employee Reimbursements - collections exp	871.58	871.58
Equipment Rental	—	—
Fixed Assets	—	—
Forms & Printing	—	—
Insurance	—	—
Meals & Entertainment	—	—
Miscellaneous	—	—
Office Expense	—	—
Postage	—	—
Prepaid Expenses	—	—
Prepaid Software ABS	—	—
Professional Fees-Ordinary Course	—	—
Rent	60.00	60.00
Repairs & Maintenance	—	—
Roadgard	—	—
Seminars & Meetings	—	—
Taxes & Licenses	562.69	562.69
Telephone	—	—
Temporary Agency Staff	—	—
Travel	—	—
Utilities	—	—
Interest to Finova	—	—
Payroll Paid TTG	—	—
Payroll Paid SMC	—	—
Restructuring Officer	—	—
Insurance Renewal	—	—
Voyager Payment	—	—
Pre-Filing Prepays	—	—
Deposit to Lender	—	—
US Trustee	—	—
Bankruptcy Professionals	—	—
Other	—	—

Total Other Cash Disbursements	1,494.27	1,494.27	—	—	—	—	—	—	—	—

						—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	1,867.32	1,867.32	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—	—	—	—	—	—	—	—	—

Case No.	03-13182

	Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—	—

		—	—	—
TICO Cash Collected	—	—	—	—
SM Cash Collected	—	—	—	—
TIG Cash Collected	—	—	—	—
TPF Cash Collected	—	—	—	—
TCL Cash Collected	—	—	—	—
Other Income Collected	4,550.11	—	—	4,550.11

SUBTOTAL	4,550.11	—	—	4,550.11

	—	—	—	—
	—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(2,682.79)	—	—	(2,682.79)
	—	—	—	—
	—	—	—	—
	—	—	—	—
	—	—	—	—

Total Cash Receipts and Transfers	1,867.32	—	—	1,867.32

Cash Disbursements - Loans
Loan Proceeds Checks	—			—
Expenses related to Loans	373.05			373.05

Subtotal - Loans	373.05	—	—	373.05

—
Cash Disbursements - Other	—
Advertising	—	—	—	—
Bank Charges	—	—	—	—
Claims Funding*	—	—	—	—
Company Auto	—	—	—	—
Computer Costs	—	—	—	—
Dues And Subscriptions	—	—	—	—
Employee Reimbursements - collections exp	871.58	—	—	871.58
Equipment Rental	—	—	—	—
Fixed Assets	—	—	—	—
Forms & Printing	—	—	—	—
Insurance	—	—	—	—
Meals & Entertainment	—	—	—	—
Miscellaneous	—	—	—	—
Office Expense	—	—	—	—
Postage	—	—	—	—
Prepaid Expenses	—	—	—	—
Prepaid Software ABS	—	—	—	—
Professional Fees-Ordinary Course	—	—	—	—
Rent	60.00	—	—	60.00
Repairs & Maintenance	—	—	—	—
Roadgard	—	—	—	—
Seminars & Meetings	—	—	—	—
Taxes & Licenses	562.69	—	—	562.69
Telephone	—	—	—	—
Temporary Agency Staff	—	—	—	—
Travel	—	—	—	—
Utilities	—	—	—	—
Interest to Finova	—	—	—	—
Payroll Paid TTG	—	—	—	—
Payroll Paid SMC	—	—	—	—
Restructuring Officer	—	—	—	—
Insurance Renewal	—	—	—	—
Voyager Payment	—	—	—	—
Pre-Filing Prepays	—	—	—	—
Deposit to Lender	—	—	—	—
US Trustee	—	—	—	—
Bankruptcy Professionals	—	—	—	—
Other	—	—	—	—

Total Other Cash Disbursements	1,494.27	—	—	1,494.27

	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	1,867.32	—	—	1,867.32

Book Balance per bank rec.	—	—	—	—

In re:	Case No.	03-13199
TICO Credit Company of Georgia, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period		December-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	1,278.52
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$1,278.52

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO Credit of Georgia, Inc.		Case	#	03-13199	Case No.	03-13199
Monthly Court Report for	December-04
FED ID#	57-1110723

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—				—	—	—	—

	—					—	—	—
TICO Cash Collected	—				—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	—				—	—	—	—

SUBTOTAL	—	—	—		—	—	—	—

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	1,278.52	1,278.52	—		1,278.52	—	—	1,278.52
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	1,278.52	1,278.52	—		1,278.52	—	—	1,278.52

Cash Disbursements - Loans
Loan Proceeds Checks	—	—			—			—
Expenses related to Loans	—	—			—			—

Subtotal - Loans	—	—	—		—	—	—	—

Cash Disbursements - Other		—
Advertising	—	—			—			—
Bank Charges	—	—			—	—	—	—
Claims Funding*	—	—			—			—
Company Auto	—	—			—	—	—	—
Computer Costs	—	—			—	—	—	—
Dues And Subscriptions	—	—			—	—	—	—
Employee Reimbursements - collections exp	—	—			—	—	—	—
Equipment Rental	—	—			—	—	—	—
Fixed Assets	—	—			—	—	—	—
Forms & Printing	—	—			—	—	—	—
Insurance	—	—			—	—	—	—
Meals & Entertainment	—	—			—	—	—	—
Miscellaneous	1,278.52	1,278.52			1,278.52	—	—	1,278.52
Office Expense	—	—			—	—	—	—
Postage	—	—			—	—	—	—
Prepaid Expenses	—	—			—	—	—	—
Prepaid Software ABS	—	—			—	—	—	—
Professional Fees-Ordinary Course	—	—			—	—	—	—
Rent	—	—			—	—	—	—
Repairs & Maintenance	—	—			—	—	—	—
Roadgard	—	—			—	—	—	—
Seminars & Meetings	—	—			—	—	—	—
Taxes & Licenses	—	—			—	—	—	—
Telephone	—	—			—	—	—	—
Temporary Agency Staff	—	—			—	—	—	—
Travel	—	—			—	—	—	—
Utilities	—	—			—	—	—	—
Interest to Finova	—	—			—	—	—	—
Payroll Paid TTG	—	—	—		—	—	—	—
Payroll Paid SMC	—	—			—	—	—	—
Restructuring Officer	—	—			—	—	—	—
Insurance Renewal	—	—			—	—	—	—
Voyager Payment	—	—			—	—	—	—
Pre-Filing Prepays	—	—			—	—	—	—
Deposit to Lender	—	—			—	—	—	—
US Trustee	—	—			—	—	—	—
Bankruptcy Professionals	—				—	—	—	—
Other	—	—			—	—	—	—

Total Other Cash Disbursements	1,278.52	1,278.52	—	—	1,278.52	—	—	1,278.52

						—	—	—

TOTAL ALL CASH DISBURSEMENTS	1,278.52	1,278.52	—	—	1,278.52	—	—	1,278.52

	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—

In re:	Case No.	03-13200
Modern Finance dba TICO Credit Company	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period		December-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	(31,488.59)
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	($31,488.59)

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO-OH-MOD		Case No.	03-13200	Case No.	03-13200
Monthly Court Report for	December-04
FED ID#	31-4256360

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	National City 394058175	Operating	Payroll	Other	Total
Beginning Cash Position	11,957.28	—	—	11,957.28	11,957.28	—	—	11,957.28

	—					—	—	—
TICO Cash Collected	20,343.76	20,343.76			20,343.76	—	—	20,343.76
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	11,247.69	11,247.69			11,247.69	—	—	11,247.69

SUBTOTAL	31,591.45	31,591.45	—	—	31,591.45	—	—	31,591.45

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(63,532.24)	(63,532.24)	—		(63,532.24)	—	—	(63,532.24)
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	(31,940.79)	(31,940.79)	—	—	(31,940.79)	—	—	(31,940.79)

Cash Disbursements - Loans
Loan Proceeds Checks	—	—			—	—	—	—
Expenses related to Loans	(586.24)	(586.24)			(586.24)	—	—	(586.24)

Subtotal - Loans	(586.24)	(586.24)	—	—	(586.24)	—	—	(586.24)

Cash Disbursements - Other
Advertising		—
Bank Charges	904.40	452.20		452.20	904.40	—	—	904.40
Claims Funding*	—	—						—
Company Auto	—	—			—	—	—	—
Computer Costs	341.00	341.00			341.00	—	—	341.00
Dues And Subscriptions	—	—			—	—	—	—
Employee Reimbursements - collections exp	2,473.50	2,473.50			2,473.50	—	—	2,473.50
Equipment Rental	—	—			—	—	—	—
Fixed Assets	—	—			—	—	—	—
Forms & Printing	—	—			—	—	—	—
Insurance	—	—			—	—	—	—
Meals & Entertainment	—	—			—	—	—	—
Miscellaneous	(35,456.80)	(35,456.80)			(35,456.80)	—	—	(35,456.80)
Office Expense	—	—			—	—	—	—
Postage	65.45	65.45			65.45	—	—	65.45
Prepaid Expenses	200.00	200.00			200.00	—	—	200.00
Prepaid Software ABS	—	—			—	—	—	—
Professional Fees-Ordinary Course	—	—			—	—	—	—
Rent	—	—			—	—	—	—
Repairs & Maintenance	—	—			—	—	—	—
Roadgard	—	—			—	—	—	—
Seminars & Meetings	—	—			—	—	—	—
Taxes & Licenses	15.78	15.78			15.78	—	—	15.78
Telephone	530.94	530.94			530.94	—	—	530.94
Temporary Agency Staff	—	—			—	—	—	—
Travel	—	—			—	—	—	—
Utilities	23.38	23.38			23.38	—	—	23.38
Interest to Finova	—	—			—	—	—	—
Payroll Paid TTG	—	—	—		—	—	—	—
Payroll Paid SMC	—	—			—	—	—	—
Restructuring Officer	—	—			—	—	—	—
Insurance Renewal	—	—			—	—	—	—
Voyager Payment	—	—			—	—	—	—
Pre-Filing Prepays	—	—			—	—	—	—
Deposit to Lender	—	—			—	—	—	—
US Trustee	—	—			—	—	—	—
Bankruptcy Professionals	—	—			—	—	—	—
Other	—	—			—	—	—	—

Total Other Cash Disbursements	(30,902.35)	(31,354.55)	—	452.20	(30,902.35)	—	—	(30,902.35)

								—

TOTAL ALL CASH DISBURSEMENTS	(31,488.59)	(31,940.79)	—	452.20	(31,488.59)	—	—	(31,488.59)

	11,505.08	—	—	11,505.08	11,505.08	—	—	11,505.08

Book Balance per bank rec.	11,505.08			11,505.08

In re:	Case No.	03-13190
Modern Central Recovery	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period		December-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Modern Central Recovery			Case #	03-13190	Case No.	03-13190
Monthly Court Report for		December-04
FED ID#	27-9200069

	Consolidated Totals		WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—	—			—	—	—	—

	—					—	—	—
TICO Cash Collected	—				—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	—				—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—

	—				—	—	—	—
	—				—	—	—	—
TRANSFER TO OTHER ACCOUNTS
GENERAL LEDGER DEPOSITS AND TRANSFERS	—		—		—	—	—	—
					—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
Over/Short	—				—	—	—	—
Adjust for bounced checks	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	—				—	—	—	—
Claims Funding*	—
Company Auto	—				—	—	—	—
Computer Costs	—				—	—	—	—
Dues And Subscriptions	—				—	—	—	—
Employee Reimbursements - collections exp	—				—	—	—	—
Equipment Rental	—				—	—	—	—
Fixed Assets	—				—	—	—	—
Forms & Printing	—				—	—	—	—
Insurance	—				—	—	—	—
Meals & Entertainment	—				—	—	—	—
Miscellaneous	—				—	—	—	—
Office Expense	—				—	—	—	—
Postage	—				—	—	—	—
Prepaid Expenses	—				—	—	—	—
Prepaid Software ABS	—				—	—	—	—
Professional Fees-Ordinary Course	—				—	—	—	—
Rent	—				—	—	—	—
Repairs & Maintenance	—				—	—	—	—
Roadgard	—				—	—	—	—
Seminars & Meetings	—				—	—	—	—
Taxes & Licenses	—				—	—	—	—
Telephone	—				—	—	—	—
Temporary Agency Staff	—				—	—	—	—
Travel	—				—	—	—	—
Utilities	—				—	—	—	—
Interest to Finova	—				—	—	—	—
Payroll Paid TTG	—		—		—	—	—	—
Payroll Paid SMC	—				—	—	—	—
Restructuring Officer	—				—	—	—	—
Insurance Renewal	—				—	—	—	—
Voyager Payment	—				—	—	—	—
Pre-Filing Prepays	—				—	—	—	—
Deposit to Lender	—				—	—	—	—
US Trustee	—				—	—	—	—
Bankruptcy Professionals	—				—	—	—	—
	—				—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—

					—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—

Book Balance per bank rec.	0.00	—	—

In re:	Case No.		03-13201
TICO Credit Company		Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period		December-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow

(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	266.50
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$266.50

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO MISSISSIPPI	Case No.	03-13201
Monthly Court Report for	December-04
FED ID#	64-0560143

THE THAXTON GROUP

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS
Beginning Cash Position	—	—

—
TICO Cash Collected	—
SM Cash Collected	—
TIG Cash Collected	—
TPF Cash Collected	—
TCL Cash Collected	—
Other Income Collected	29,006.29	29,006.29

SUBTOTAL	29,006.29	29,006.29

—
—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(28,739.79)	(28,739.79)
—
Funds Received From Sale of Tico Mississippi - sent directly to Finova	—
Holdback, Deposits and Escrows	—
—

Total Cash Receipts and Transfers	266.50	266.50

Cash Disbursements - Loans
Loan Proceeds Checks	—	—
Expenses related to Loans	(3,242.57)	(3,242.57)

Subtotal - Loans	(3,242.57)	(3,242.57)

Cash Disbursements - Other	—
Advertising	—	—
Bank Charges	—	—
Claims Funding*	—	—
Company Auto	—	—
Computer Costs	—	—
Dues And Subscriptions	—	—
Employee Reimbursements - collections exp	1,680.66	1,680.66
Equipment Rental	—	—
Fixed Assets	—	—
Forms & Printing	—	—
Insurance	—	—
Meals & Entertainment	—	—
Miscellaneous	—	—
Office Expense	—	—
Postage	—	—
Prepaid Expenses	—	—
Prepaid Software ABS	—	—
Professional Fees-Ordinary Course	—	—
Rent	600.00	600.00
Repairs & Maintenance	—	—
Roadgard	—	—
Seminars & Meetings	—	—
Taxes & Licenses	1,228.41	1,228.41
Telephone	—	—
Temporary Agency Staff	—	—
Travel	—	—
Utilities	—	—
Interest to Finova	—	—
Payroll Paid TTG	—	—
Payroll Paid SMC	—	—
Restructuring Officer	—	—
Insurance Renewal	—	—
Voyager Payment	—	—
Pre-Filing Prepays	—	—
Proceeds to Lender	—
US Trustee	—	—
Bankruptcy Professionals	—	—
Other - payment to Investment Banker	—

Total Other Cash Disbursements	3,509.07	3,509.07

TOTAL ALL CASH DISBURSEMENTS	266.50	266.50

	0.00	0.00

Book Balance per bank rec.	—
(0.00)

THE THAXTON GROUP
Cash Disbursements for TICO MISSISSIPPI	Case No.	03-13201
Monthly Court Report for
FED ID#

	Operating	Payroll	Other	Total
Beginning Cash Position	—			—

		—	—	—
TICO Cash Collected	—	—	—	—
SM Cash Collected	—	—	—	—
TIG Cash Collected	—	—	—	—
TPF Cash Collected	—	—	—	—
TCL Cash Collected	—	—	—	—
Other Income Collected	29,006.29	—	—	29,006.29

SUBTOTAL	29,006.29	—	—	29,006.29

	—	—	—	—
	—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(28,739.79)	—	—	(28,739.79)
	—		—	—
Funds Received From Sale of Tico Mississippi - sent directly to Finova	—	—	—	—
Holdback, Deposits and Escrows	—	—	—	—
	—	—	—	—

Total Cash Receipts and Transfers	266.50	—	—	266.50

Cash Disbursements - Loans
Loan Proceeds Checks	—	—	—	—
Expenses related to Loans	(3,242.57)	—	—	(3,242.57)

Subtotal - Loans	(3,242.57)	—	—	(3,242.57)

Cash Disbursements - Other
Advertising	—	—	—	—
Bank Charges	—	—	—	—
Claims Funding*	—	—	—	—
Company Auto	—	—	—	—
Computer Costs	—	—	—	—
Dues And Subscriptions	—	—	—	—
Employee Reimbursements - collections exp	1,680.66	—	—	1,680.66
Equipment Rental	—	—	—	—
Fixed Assets	—	—	—	—
Forms & Printing	—	—	—	—
Insurance	—	—	—	—
Meals & Entertainment	—	—	—	—
Miscellaneous	—	—	—	—
Office Expense	—	—	—	—
Postage	—	—	—	—
Prepaid Expenses	—	—	—	—
Prepaid Software ABS	—	—	—	—
Professional Fees-Ordinary Course	—	—	—	—
Rent	600.00	—	—	600.00
Repairs & Maintenance	—	—	—	—
Roadgard	—	—	—	—
Seminars & Meetings	—	—	—	—
Taxes & Licenses	1,228.41	—	—	1,228.41
Telephone	—	—	—	—
Temporary Agency Staff	—	—	—	—
Travel	—	—	—	—
Utilities	—	—	—	—
Interest to Finova	—	—	—	—
Payroll Paid TTG	—	—	—	—
Payroll Paid SMC	—	—	—	—
Restructuring Officer	—	—	—	—
Insurance Renewal	—	—	—	—
Voyager Payment	—	—	—	—
Pre-Filing Prepays	—	—	—	—
Proceeds to Lender	—	—	—	—
US Trustee	—	—	—	—
Bankruptcy Professionals	—	—	—	—
Other - payment to Investment Banker	—	—	—	—

Total Other Cash Disbursements	3,509.07	—	—	3,509.07

TOTAL ALL CASH DISBURSEMENTS	266.50	—	—	266.50

	0.00	—	—	0.00

Book Balance per bank rec.

In re:	Case No.	03-13203
TICO Credit Company	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	December-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	607.12
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$607.12

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO TENNESSEE		Case No.	03-13203	Case No.	03-13203
Monthly Court Report for	December-04
FED ID#	75-2714829

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	First Federal 163323989	Operating	Payroll	Other	Total

Beginning Cash Position	—	—	—	—	—	—	—	—

	—				—	—	—	—
TICO Cash Collected	—				—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	3,881.90	3,881.90			3,881.90	—	—	3,881.90

SUBTOTAL	3,881.90	3,881.90	—	—	3,881.90	—	—	3,881.90

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(3,274.78)	(3,274.78)	—	—	(3,274.78)	—	—	(3,274.78)
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	607.12	607.12	—	—	607.12	—	—	607.12

—
Cash Disbursements - Loans					—
—
Loan Proceeds Checks	—	—			—	—	—	—
Expenses related to Loans	(16.67)	(16.67)			(16.67)	—	—	(16.67)

Subtotal - Loans	(16.67)	(16.67)	—	—	(16.67)	—	—	(16.67)

—
—
Cash Disbursements - Other					—
Advertising	—	—			—	—	—	—
Bank Charges	—	—			—	—	—	—
Claims Funding*	—	—			—	—	—	—
Company Auto	—	—			—	—	—	—
Computer Costs	—	—			—	—	—	—
Dues And Subscriptions	—	—			—	—	—	—
Employee Reimbursements - collections exp	563.79	563.79			563.79	—	—	563.79
Equipment Rental	—	—			—	—	—	—
Fixed Assets	—	—			—	—	—	—
Forms & Printing	—	—			—	—	—	—
Insurance	—	—			—	—	—	—
Meals & Entertainment	—	—			—	—	—	—
Miscellaneous	—	—			—	—	—	—
Office Expense	—	—			—	—	—	—
Postage	—	—			—	—	—	—
Prepaid Expenses	—	—			—	—	—	—
Prepaid Software ABS	—	—			—	—	—	—
Professional Fees-Ordinary Course	—	—			—	—	—	—
Rent	60.00	60.00			60.00	—	—	60.00
Repairs & Maintenance	—	—			—	—	—	—
Roadgard	—	—			—	—	—	—
Seminars & Meetings	—	—			—	—	—	—
Taxes & Licenses	—	—			—	—	—	—
Telephone	—	—			—	—	—	—
Temporary Agency Staff	—	—			—	—	—	—
Travel	—	—			—	—	—	—
Utilities	—	—			—	—	—	—
Interest to Finova	—	—			—	—	—	—
Payroll Paid TTG	—	—	—		—	—	—	—
Payroll Paid SMC	—	—			—	—	—	—
Restructuring Officer	—	—			—	—	—	—
Insurance Renewal	—	—			—	—	—	—
Voyager Payment	—	—			—	—	—	—
Pre-Filing Prepays	—	—			—	—	—	—
Deposit to Lender	—	—			—	—	—	—
US Trustee	—	—			—	—	—	—
Bankruptcy Professionals	—	—			—	—	—	—
Other	—	—			—	—	—	—

Total Other Cash Disbursements	623.79	623.79	—	—	623.79	—	—	623.79

TOTAL ALL CASH DISBURSEMENTS	607.12	607.12	—	—	607.12	—	—	607.12

	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—			—

In re:	Case No.	03-13197
TICO Credit Company of Tennessee, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period		December-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO TENN-DORMANT		Case	#	03-13197	Case No.	03-13197
Monthly Court Report for	December-04
FED ID#	62-1720278

	Consolidated Totals							Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—	—	—	—		—	—	—	—

	—		—	—					—	—	—
TICO Cash Collected	—							—	—	—	—
SM Cash Collected	—							—	—	—	—
TIG Cash Collected	—							—	—	—	—
TPF Cash Collected	—							—	—	—	—
TCL Cash Collected	—							—	—	—	—
Other Income Collected	—							—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—	—

	—							—	—	—	—
	—							—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	—	—	—	—				—	—	—	—
Claims Funding*	—	—	—	—
Company Auto	—							—	—	—	—
Computer Costs	—							—	—	—	—
Dues And Subscriptions	—							—	—	—	—
Employee Reimbursements - collections exp	—							—	—	—	—
Equipment Rental	—							—	—	—	—
Fixed Assets	—							—	—	—	—
Forms & Printing	—							—	—	—	—
Insurance	—							—	—	—	—
Meals & Entertainment	—							—	—	—	—
Miscellaneous	—							—	—	—	—
Office Expense	—							—	—	—	—
Postage	—							—	—	—	—
Prepaid Expenses	—							—	—	—	—
Prepaid Software ABS	—							—	—	—	—
Professional Fees-Ordinary Course	—							—	—	—	—
Rent	—							—	—	—	—
Repairs & Maintenance	—							—	—	—	—
Roadgard	—							—	—	—	—
Seminars & Meetings	—							—	—	—	—
Taxes & Licenses	—							—	—	—	—
Telephone	—							—	—	—	—
Temporary Agency Staff	—							—	—	—	—
Travel	—							—	—	—	—
Utilities	—							—	—	—	—
Interest to Finova	—							—	—	—	—
Payroll Paid TTG	—							—	—	—	—
Payroll Paid SMC	—							—	—	—	—
Restructuring Officer	—							—	—	—	—
Insurance Renewal	—							—	—	—	—
Voyager Payment	—							—	—	—	—
Pre-Filing Prepays	—							—	—	—	—
Deposit to Lender	—							—	—	—	—
US Trustee	—							—	—	—	—
Bankruptcy Professionals	—							—	—	—	—
	—							—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—

								—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—	—	—		—

In re:	Case No.	03-13198
TICO Credit Company of Mississippi, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period		December-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO MS - DORMANT		Case	#	03-13198	Case No.	03-13198
Monthly Court Report for	December-04
FED ID#	57-1111184

	Consolidated Totals							Operating	Payroll	Other	Total
Beginning Cash Position		—	—	—	—	—		—	—	—	—

	—			—	—				—	—	—
TICO Cash Collected	—							—	—	—	—
SM Cash Collected	—							—	—	—	—
TIG Cash Collected	—							—	—	—	—
TPF Cash Collected	—							—	—	—	—
TCL Cash Collected	—							—	—	—	—
Other Income Collected	—							—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—	—

	—							—	—	—	—
	—							—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—							—	—	—	—
								—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges								—	—	—	—
Claims Funding*
Company Auto								—	—	—	—
Computer Costs								—	—	—	—
Dues And Subscriptions								—	—	—	—
Employee Reimbursements - collections exp								—	—	—	—
Equipment Rental								—	—	—	—
Fixed Assets								—	—	—	—
Forms & Printing								—	—	—	—
Insurance								—	—	—	—
Meals & Entertainment								—	—	—	—
Miscellaneous								—	—	—	—
Office Expense								—	—	—	—
Postage								—	—	—	—
Prepaid Expenses								—	—	—	—
Prepaid Software ABS								—	—	—	—
Professional Fees-Ordinary Course								—	—	—	—
Rent								—	—	—	—
Repairs & Maintenance								—	—	—	—
Roadgard								—	—	—	—
Seminars & Meetings								—	—	—	—
Taxes & Licenses								—	—	—	—
Telephone								—	—	—	—
Temporary Agency Staff								—	—	—	—
Travel								—	—	—	—
Utilities								—	—	—	—
Interest to Finova								—	—	—	—
Payroll Paid TTG								—	—	—	—
Payroll Paid SMC								—	—	—	—
Restructuring Officer								—	—	—	—
Insurance Renewal								—	—	—	—
Voyager Payment								—	—	—	—
Pre-Filing Prepays								—	—	—	—
Deposit to Lender								—	—	—	—
US Trustee								—	—	—	—
Bankruptcy Professionals								—	—	—	—
	—		—	—	—			—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—

								—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.			—	—	—
	—	—

In re:	Case No.	03-13202
Modern Financial Services, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period		December-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO-OH-MOD-SUB - Inactive	DORMANT	Case #	03-13202	Case No.	03-13202
Monthly Court Report for	December-04
FED ID#	31-0819992

	Consolidated Totals							Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—	—	—	—		—	—	—	—

	—		—	—					—	—	—
TICO Cash Collected	—							—	—	—	—
SM Cash Collected	—							—	—	—	—
TIG Cash Collected	—							—	—	—	—
TPF Cash Collected	—							—	—	—	—
TCL Cash Collected	—							—	—	—	—
Other Income Collected	—							—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—	—

	—							—	—	—	—
	—							—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—

	—							—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	—	—	—	—				—	—	—	—
Claims Funding*	—	—	—	—
Company Auto	—							—	—	—	—
Computer Costs	—							—	—	—	—
Dues And Subscriptions	—							—	—	—	—
Employee Reimbursements - collections exp	—							—	—	—	—
Equipment Rental	—							—	—	—	—
Fixed Assets	—							—	—	—	—
Forms & Printing	—							—	—	—	—
Insurance	—							—	—	—	—
Meals & Entertainment	—							—	—	—	—
Miscellaneous	—							—	—	—	—
Office Expense	—							—	—	—	—
Postage	—							—	—	—	—
Prepaid Expenses	—							—	—	—	—
Prepaid Software ABS	—							—	—	—	—
Professional Fees-Ordinary Course	—							—	—	—	—
Rent	—							—	—	—	—
Repairs & Maintenance	—							—	—	—	—
Roadgard	—							—	—	—	—
Seminars & Meetings	—							—	—	—	—
Taxes & Licenses	—							—	—	—	—
Telephone	—							—	—	—	—
Temporary Agency Staff	—							—	—	—	—
Travel	—							—	—	—	—
Utilities	—							—	—	—	—
Interest to Finova	—							—	—	—	—
Payroll Paid TTG	—							—	—	—	—
Payroll Paid SMC	—							—	—	—	—
Restructuring Officer	—							—	—	—	—
Insurance Renewal	—							—	—	—	—
Voyager Payment	—							—	—	—	—
Pre-Filing Prepays	—							—	—	—	—
Deposit to Lender	—							—	—	—	—
US Trustee	—							—	—	—	—
Bankruptcy Professionals	—							—	—	—	—
	—							—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—

								—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—	—	—	—

In re:	Case No.	03-13204
Thaxton Investment Corporation	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period		December-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Thaxton Investment Company			Case No.	03-13204	Case No.	03-13204
Monthly Court Report for		December-04
FED ID#	57-1076628

	Consolidated Totals	First Citizens Bank 650001120701	SCBT of Piedmont 30020101	Spratt Savings & Loan 70726	WACHOVIA DEPOSITORY ACCOUNTS	WACHOVIA DISBURSEMENT ACCOUNTS 2000014825648 2000014825114	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—								—	—	—	—

	—									—	—	—
TICO Cash Collected	—								—	—	—	—
SM Cash Collected	—								—	—	—	—
TIG Cash Collected	—								—	—	—	—
TPF Cash Collected	—								—	—	—	—
TCL Cash Collected	—								—	—	—	—
Other Income Collected	—			No Activity - Holding Company - all activity recorded at subsidiary level.			—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—

	—								—	—	—	—
	—								—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—								—	—	—	—
	—								—	—	—	—
	—								—	—	—	—
	—								—	—	—	—
	—								—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	—								—	—	—	—
Claims Funding*	—
Company Auto	—								—	—	—	—
Computer Costs	—								—	—	—	—
Dues And Subscriptions	—								—	—	—	—
Employee Reimbursements - collections exp	—								—	—	—	—
Equipment Rental	—								—	—	—	—
Fixed Assets	—								—	—	—	—
Forms & Printing	—								—	—	—	—
Insurance	—								—	—	—	—
Meals & Entertainment	—								—	—	—	—
Miscellaneous	—								—	—	—	—
Office Expense	—								—	—	—	—
Postage	—								—	—	—	—
Prepaid Expenses	—								—	—	—	—
Prepaid Software ABS	—								—	—	—	—
Professional Fees-Ordinary Course	—								—	—	—	—
Rent	—								—	—	—	—
Repairs & Maintenance	—								—	—	—	—
Roadgard	—								—	—	—	—
Seminars & Meetings	—								—	—	—	—
Taxes & Licenses	—								—	—	—	—
Telephone	—								—	—	—	—
Temporary Agency Staff	—								—	—	—	—
Travel	—								—	—	—	—
Utilities	—								—	—	—	—
Interest to Finova	—								—	—	—	—
Payroll Paid TTG	—								—	—	—	—
Payroll Paid SMC	—								—	—	—	—
Restructuring Officer	—								—	—	—	—
Insurance Renewal	—								—	—	—	—
Voyager Payment	—								—	—	—	—
Pre-Filing Prepays	—								—	—	—	—
Deposit to Lender	—								—	—	—	—
US Trustee	—								—	—	—	—
Bankruptcy Professionals	—								—	—	—	—
	—								—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—	—

									—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.

THE THAXTON GROUP
SUMMARY - SOUTHERN
MANAGEMENT		Case No.	-
Monthly Court Report for	December-04
FED ID#

	Consolidated Totals	Covington Credit-OK 03- 13208	Covington Credit of Texas 03- 13211	Southern Finance of South Carolina 03- 13212	Covington Credit of Georgia 03- 13209	Quick Credit 03-13213	Southern Finance of Tennesse 03- 13206	Corporate HQ 03- 13205	Operating	Payroll	Other	Total
Beginning Cash Position	753,630.48	217,378.63	491,560.70	905,834.56	32,491.53	—	118,675.24	(1,012,310.18)	753,630.48	—	—	753,630.48

	—	—	—	—	—	—	—			—	—	—
TICO Cash Collected	—	—	—	—	—	—	—	—	—	—	—	—
SM Cash Collected	10,252,676.90	291,053.89	2,482,794.20	2,374,682.59	1,198,500.06	1,262,296.11	879,115.19	1,764,234.86	10,252,676.90	—	—	10,252,676.90
TIG Cash Collected	—	—	—	—	—	—	—	—	—	—	—	—
TPF Cash Collected	—	—	—	—	—	—	—	—	—	—	—	—
TCL Cash Collected	—	—	—	—	—	—	—	—	—	—	—	—
Other Income Collected	123.84	—	—	—	—	—	—	123.84	123.84	—	—	123.84

SUBTOTAL	10,252,800.74	291,053.89	2,482,794.20	2,374,682.59	1,198,500.06	1,262,296.11	879,115.19	1,764,358.70	10,252,800.74	—	—	10,252,800.74

	—	—	—	—	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—	(2,438,881.57)	2,438,881.57	—	—
GENERAL LEDGER SWEEPS AND TRANSFERS	1,473,962.00	115,425.20	453,138.52	177,042.00	492,766.59	273,902.18	400,610.27	(438,922.76)	1,473,962.00	—	—	1,473,962.00
	—	—	—	—	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—	—	—	—	—

Total Cash Receipts and Transfers	11,726,762.74	406,479.09	2,935,932.72	2,551,724.59	1,691,266.65	1,536,198.29	1,279,725.46	1,325,435.94	9,287,881.17	2,438,881.57	—	11,726,762.74

		—	—	—	—	—	—	—	—
Cash Disbursements - Loans		—	—	—	—	—	—	—	—
		—	—	—	—	—	—	—	—
Loan Proceeds Checks	7,028,386.49	295,411.86	2,079,789.20	1,870,163.36	951,753.07	948,714.68	882,554.32	—	7,028,386.49			7,028,386.49
Expenses related to Loans	327,265.17	7,435.53	94,785.04	84,082.45	64,161.91	45,038.04	31,762.20	—	327,265.17			327,265.17

Subtotal - Loans	7,355,651.66	302,847.39	2,174,574.24	1,954,245.81	1,015,914.98	993,752.72	914,316.52	—	7,355,651.66			7,355,651.66

		—	—	—	—	—	—	—	—			—
		—	—	—	—	—	—	—	—			—
Cash Disbursements - Other		—	—	—	—	—	—	—	—			—
Advertising	264,687.09	12,358.80	52,016.97	33,558.60	25,698.08	23,315.21	17,218.75	100,520.68	264,687.09			264,687.09
Bank Charges	22,388.67	—	—	—	—	—	—	22,388.67	22,388.67	—	—	22,388.67
Claims Funding*	98,979.66	2,044.15	37,148.87	20,687.33	6,685.35	21,390.74	6,700.36	4,322.86	98,979.66			98,979.66
Company Auto	15,111.71	507.20	3,581.13	1,775.43	2,167.71	1,214.66	801.01	5,064.57	15,111.71	—	—	15,111.71
Computer Costs	5,077.49	—	228.37	962.40	207.50	2.00	—	3,677.22	5,077.49	—	—	5,077.49
Dues And Subscriptions	6,641.66	4,800.00	150.00	700.96	—	—	—	990.70	6,641.66	—	—	6,641.66
Employee Reimbursements - collections exp	—	—	—	—	—	—	—	—	—	—	—	—
Equipment Rental	2,964.27	—	—	120.00	—	—	—	2,844.27	2,964.27	—	—	2,964.27
Fixed Assets	5,386.16	—	2,686.16	—	950.00	—	—	1,750.00	5,386.16	—	—	5,386.16
Forms & Printing	65,675.40	1,700.09	14,744.83	12,544.88	6,472.17	5,909.46	4,697.51	19,606.46	65,675.40	—	—	65,675.40
Insurance	36,674.40	3,508.46	2,428.94	491.80	1,619.29	1,618.95	1,003.96	26,003.00	36,674.40	—	—	36,674.40
Meals & Entertainment	11,117.32	1,275.73	2,901.08	2,014.62	738.77	980.57	683.71	2,522.84	11,117.32	—	—	11,117.32
Miscellaneous	11,690.19	292.50	2,172.00	1,180.50	590.00	826.50	367.50	6,261.19	11,690.19	—	—	11,690.19
Office Expense	8,408.37	577.94	1,331.53	2,302.98	1,008.55	897.81	144.79	2,144.77	8,408.37	—	—	8,408.37
Postage	37,292.82	4,140.35	7,388.58	4,891.80	3,848.67	3,683.61	2,003.37	11,336.44	37,292.82	—	—	37,292.82
Prepaid Expenses	—	—	—	—	—	—	—	—	—	—	—	—
Prepaid Software ABS	18,667.82	946.64	6,389.82	4,468.22	2,603.26	2,603.26	1,656.62	—	18,667.82	—	—	18,667.82
Professional Fees-Ordinary Course	33,154.40	—	—	—	—	—	—	33,154.40	33,154.40	—	—	33,154.40
Rent	174,914.28	7,330.93	54,336.10	36,682.97	24,159.14	19,900.81	16,779.19	15,725.14	174,914.28	—	—	174,914.28
Repairs & Maintenance	17,011.83	1,384.98	4,257.84	4,714.91	2,377.84	2,203.21	1,813.49	259.56	17,011.83	—	—	17,011.83
Roadgard	3,480.00	—	—	—	3,480.00	—	—	—	3,480.00	—	—	3,480.00
Seminars & Meetings	503.36	—	—	—	—	—	—	503.36	503.36	—	—	503.36
Taxes & Licenses	8,094.96	376.80	—	444.17	6,130.20	1,037.17	106.62	—	8,094.96	—	—	8,094.96
Telephone	70,774.59	2,221.68	13,118.29	20,236.90	10,695.17	14,327.11	6,569.07	3,606.37	70,774.59	—	—	70,774.59
Temporary Agency Staff	4,028.50	—	—	—	—	—	—	4,028.50	4,028.50	—	—	4,028.50
Travel	13,936.02	487.24	5,109.18	735.77	250.30	438.58	1,177.58	5,737.37	13,936.02	—	—	13,936.02
Utilities	33,483.54	5,985.31	9,663.77	5,044.72	5,227.40	4,490.97	3,071.37	—	33,483.54	—	—	33,483.54
Interest to Finova	—	—	—	—	—	—	—	—	—	—	—	—
Payroll Paid TTG	—	—	—	—	—	—	—	—	—	—	—	—
Payroll Paid SMC	2,438,881.57	88,176.63	420,681.26	723,818.54	383,421.53	309,802.19	257,983.85	254,997.57	—	2,438,881.57	—	2,438,881.57
Restructuring Officer	—	—	—	—	—	—	—	—	—	—	—	—
Insurance Renewal	—	—	—	—	—	—	—	—	—	—	—	—
Credit Insurance Payments	478,187.78	—	—	175,259.84	179,359.54	123,568.40	—	—	478,187.78	—	—	478,187.78
Pre-Filing Prepays	—	—	—	—	—	—	—	—	—	—	—	—
Deposit to Lender	—	—	—	—	—	—	—	—	—	—	—	—
US Trustee	—	—	—	—	—	—	—	—	—	—	—	—
Bankruptcy Professionals	—	—	—	—	—	—	—	—	—	—	—	—
Other	55,140.18	1,072.71	9,174.46	6,351.55	3,895.62	4,234.36	2,625.31	27,786.17	55,140.18	—	—	55,140.18

Total Other Cash Disbursements	3,942,354.04	139,188.14	649,509.18	1,058,988.89	671,586.09	542,445.57	325,404.06	555,232.11	1,503,472.47	2,438,881.57	—	3,942,354.04

		—	—		—				—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	11,298,005.70	442,035.53	2,824,083.42	3,013,234.70	1,687,501.07	1,536,198.29	1,239,720.58	555,232.11	8,859,124.13	2,438,881.57	—	11,298,005.70

			—

	1,182,387.52	181,822.19	603,410.00	444,324.45	36,257.11	—	158,680.12	(242,106.35)	1,182,387.52	—	—	1,182,387.52

Book Balance per bank rec.	1,182,387.52	181,822.19	603,410.00	444,324.45	36,257.11	—	158,680.12	(242,106.35)

THE THAXTON GROUP
Cash Disbursements for Southern Management Corp Consolidated		Wachovia 2000014825127
Monthly Court Report for	December-04	ACCOUNT #2079900430903
FED ID#

ZBA ACCOUNTS	Consolidated Totals	Covington Credit-OK	Covington Credit of Texas	Southern Finance of South Carolina	Covington Credit of Georgia	Quick Credit	Southern Finance of Tennesse	CORPORATE HQ
Beginning Cash Position	—	—	—	—	—	—		—

	—
TICO Cash Collected	—
SM Cash Collected	—
TIG Cash Collected	—	—
TPF Cash Collected	—	—
TCL Cash Collected	—	—
Other Income Collected	—	—

SUBTOTAL	—	—	—	—	—	—	—	—

	—
	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	9,910,692.02	402,288.79	2,829,261.21	2,671,459.14	1,504,664.75	1,377,838.09	1,125,180.04	—
OUTSTANDING CHECKS	—					—
Account # 2000014825127	—
Account #2079900430903	—
	—

Total Cash Receipts and Transfers	9,910,692.02	402,288.79	2,829,261.21	2,671,459.14	1,504,664.75	1,377,838.09	1,125,180.04	—

Cash Disbursements - Loans
Loan Proceeds Checks	7,028,386.49	295,411.86	2,079,789.20	1,870,163.36	951,753.07	948,714.68	882,554.32
Expenses related to Loans	327,265.17	7,435.53	94,785.04	84,082.45	64,161.91	45,038.04	31,762.20	—

Subtotal - Loans	7,355,651.66	302,847.39	2,174,574.24	1,954,245.81	1,015,914.98	993,752.72	914,316.52	—

Cash Disbursements - Other
Advertising	264,687.09	12,358.80	52,016.97	33,558.60	25,698.08	23,315.21	17,218.75	100,520.68
Bank Charges	22,388.67	—	—	—	—	—	—	22,388.67
Claims Funding*	98,979.66	2,044.15	37,148.87	20,687.33	6,685.35	21,390.74	6,700.36	4,322.86
Company Auto	15,111.71	507.20	3,581.13	1,775.43	2,167.71	1,214.66	801.01	5,064.57
Computer Costs	5,077.49	—	228.37	962.40	207.50	2.00	—	3,677.22
Dues And Subscriptions	6,641.66	4,800.00	150.00	700.96	—	—	—	990.70
Employee Reimbursements - collections exp	—	—	—	—	—	—	—	—
Equipment Rental	2,964.27	—	—	120.00	—	—	—	2,844.27
Fixed Assets	5,386.16	—	2,686.16	—	950.00	—	—	1,750.00
Forms & Printing	65,675.40	1,700.09	14,744.83	12,544.88	6,472.17	5,909.46	4,697.51	19,606.46
Insurance	36,674.40	3,508.46	2,428.94	491.80	1,619.29	1,618.95	1,003.96	26,003.00
Meals & Entertainment	11,117.32	1,275.73	2,901.08	2,014.62	738.77	980.57	683.71	2,522.84
Miscellaneous	11,690.19	292.50	2,172.00	1,180.50	590.00	826.50	367.50	6,261.19
Office Expense	8,408.37	577.94	1,331.53	2,302.98	1,008.55	897.81	144.79	2,144.77
Postage	37,292.82	4,140.35	7,388.58	4,891.80	3,848.67	3,683.61	2,003.37	11,336.44
Prepaid Expenses	—	—	—	—	—	—	—	—
Prepaid Software ABS	18,667.82	946.64	6,389.82	4,468.22	2,603.26	2,603.26	1,656.62	—
Professional Fees-Ordinary Course	33,154.40	—	—	—	—	—	—	33,154.40
Rent	174,914.28	7,330.93	54,336.10	36,682.97	24,159.14	19,900.81	16,779.19	15,725.14
Repairs & Maintenance	17,011.83	1,384.98	4,257.84	4,714.91	2,377.84	2,203.21	1,813.49	259.56
Roadgard	3,480.00	—	—	—	3,480.00	—	—	—
Seminars & Meetings	503.36	—	—	—	—	—	—	503.36
Taxes & Licenses	8,094.96	376.80	—	444.17	6,130.20	1,037.17	106.62	—
Telephone	70,774.59	2,221.68	13,118.29	20,236.90	10,695.17	14,327.11	6,569.07	3,606.37
Temporary Agency Staff	4,028.50	—	—	—	—	—	—	4,028.50
Travel	13,936.02	487.24	5,109.18	735.77	250.30	438.58	1,177.58	5,737.37
Utilities	33,483.54	5,985.31	9,663.77	5,044.72	5,227.40	4,490.97	3,071.37	—
Interest to Finova	—	—	—	—	—	—	—	—
Payroll Paid TTG	—	—	—	—	—	—	—	—
	1,484,574.47	48,429.89	425,859.05	382,042.98	200,585.21	151,441.99	143,443.31	132,772.04
Restructuring Officer	—	—	—	—	—	—
Insurance Renewal	—	—		—	—	—
Credit Insurance Carrier	478,187.78	—		175,259.84	179,359.54	123,568.40
Pre-Filing Prepays	—	—
Deposit to Lender	—
US Trustee	—
Bankruptcy Professionals	—
Other	55,140.18	1,072.71	9,174.46	6,351.55	3,895.62	4,234.36	2,625.31	27,786.17

Total Other Cash Disbursements	2,988,046.94	99,441.40	654,686.97	717,213.33	488,749.77	384,085.37	210,863.52	433,006.58

TOTAL ALL CASH DISBURSEMENTS	10,343,698.60	402,288.79	2,829,261.21	2,671,459.14	1,504,664.75	1,377,838.09	1,125,180.04	433,006.58

	(433,006.58)	—	—	—	—	—	—	(433,006.58)

Book Balance per bank rec.		—	—		—	—		(759,284.11)

In re:	Case No.		03-13208
Covington Credit, Inc.		Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period		December-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	442,035.53
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$442,035.53

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Covington Credit, Inc		Case No.	03-13208	Case No.
Monthly Court Report for	December-04
FED ID#	57-1094987

	Consolidated Totals	Arvest Bank 11682857	Arvest Bank 11275222	F&M Bank & Trust Company 349836	F&M Bank & Trust Company 352357	RCB Bank 621656	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Central National 212407	ARVEST 11860459	ARVEST 570344986	Operating	Payroll	Other
Beginning Cash Position	217,378.63	35,926.01	46,794.98	17,928.84	19,334.25	14,463.94	—	—	13,377.91	63,067.24	6,485.46	217,378.63	—	—

	—											—	—	—
TICO Cash Collected	—											—	—	—
SM Cash Collected	291,053.89	38,049.43	16,105.66	27,908.04	46,227.52	38,285.49	(20,118.69)	39,746.74	41,660.36	26,457.45	36,731.89	251,307.15	39,746.74	—
TIG Cash Collected	—											—	—	—
TPF Cash Collected	—											—	—	—
TCL Cash Collected	—											—	—	—
Other Income Collected	—											—	—	—

SUBTOTAL	291,053.89	38,049.43	16,105.66	27,908.04	46,227.52	38,285.49	(20,118.69)	39,746.74	41,660.36	26,457.45	36,731.89	251,307.15	39,746.74	—

	—											—	—	—
	—											—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	115,425.20	(46,854.22)	(34,077.00)	(27,274.30)	(42,869.81)	(36,059.41)	422,407.48		(39,532.78)	(45,599.70)	(34,715.06)	115,425.20	—	—
	—											—	—	—
	—											—	—	—
	—											—	—	—
	—											—	—	—

Total Cash Receipts and Transfers	406,479.09	(8,804.79)	(17,971.34)	633.74	3,357.71	2,226.08	402,288.79	39,746.74	2,127.58	(19,142.25)	2,016.83	366,732.35	39,746.74	—

Cash Disbursements - Loans												—	—
												—	—
Loan Proceeds Checks	295,411.86						295,411.86					295,411.86	—
Expenses related to Loans	7,435.53						7,435.53					7,435.53	—

Subtotal - Loans	302,847.39	—	—	—	—	—	302,847.39	—	—	—	—	302,847.39	—	—

												—	—
												—	—
Cash Disbursements - Other	—											—	—
Advertising	12,358.80						12,358.80					12,358.80	—
Bank Charges	—						—					—	—	—
Claims Funding*	2,044.15						2,044.15					2,044.15	—
Company Auto	507.20						507.20					507.20	—	—
Computer Costs	—						—					—	—	—
Dues And Subscriptions	4,800.00						4,800.00					4,800.00	—	—
Employee Reimbursements - collections exp	—						—					—	—	—
Equipment Rental	—						—					—	—	—
Fixed Assets	—						—					—	—	—
Forms & Printing	1,700.09						1,700.09					1,700.09	—	—
Insurance	3,508.46						3,508.46					3,508.46	—	—
Meals & Entertainment	1,275.73						1,275.73					1,275.73	—	—
Miscellaneous	292.50						292.50					292.50	—	—
Office Expense	577.94						577.94					577.94	—	—
Postage	4,140.35						4,140.35					4,140.35	—	—
Prepaid Expenses	—						—					—	—	—
Prepaid Software ABS	946.64						946.64					946.64	—	—
Professional Fees-Ordinary Course	—						—					—	—	—
Rent	7,330.93						7,330.93					7,330.93	—	—
Repairs & Maintenance	1,384.98						1,384.98					1,384.98	—	—
Roadgard	—						—					—	—	—
Seminars & Meetings	—						—					—	—	—
Taxes & Licenses	376.80						376.80					376.80	—	—
Telephone	2,221.68						2,221.68					2,221.68	—	—
Temporary Agency Staff	—						—					—	—	—
Travel	487.24						487.24					487.24	—	—
Utilities	5,985.31						5,985.31					5,985.31	—	—
Interest to Finova	—						—					—	—	—
Payroll Paid TTG	—						—					—	—	—
Payroll Paid SMC	88,176.63						48,429.89	39,746.74				48,429.89	39,746.74	—
Restructuring Officer	—						—					—	—	—
Insurance Renewal	—						—					—	—	—
Voyager Payment	—						—					—	—	—
Pre-Filing Prepays	—						—					—	—	—
Deposit to Lender	—						—					—	—	—
US Trustee	—						—					—	—	—
Bankruptcy Professionals	—						—					—	—	—
Other	1,072.71						1,072.71					1,072.71	—	—

Total Other Cash Disbursements	139,188.14	—	—	—	—	—	99,441.40	39,746.74	—	—	—	99,441.40	39,746.74	—

TOTAL ALL CASH DISBURSE- MENTS	442,035.53	—	—	—	—	—	402,288.79	39,746.74	—	—	—	402,288.79	39,746.74	—

	181,822.19	27,121.22	28,823.64	18,562.58	22,691.96	16,690.02	—	—	15,505.49	43,924.99	8,502.29	181,822.19	—	—

Ending Bank Balance per bank rec.	181,822.19	27,121.22	28,823.64	18,562.58	22,691.96	16,690.02			15,505.49	43,924.99	8,502.29

In re:	Case No.	03-13212
Southern Finance of South Carolina, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period		December-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	3,013,234.70
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$3,013,234.70

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Southern Finance - SC		Case No.	03-13212
Monthly Court Report for	December-04
FED ID#	57-0827143

	Consolidated Totals	Peoples 1170002977	Exchange Bank of S.C. 510004702501	BB&T 5125815210	Regions Bank 3858010811	South Carolina Bank and Trust 270002033	WACH OVIA DISBURSEMENT ACCOUNTS
Beginning Cash Position	905,834.56	9,035.02	6,984.39	15,406.31	818,456.67	10,501.15

	—
TICO Cash Collected	—
SM Cash Collected	2,374,682.59	41,195.29	57,405.21	48,755.35	1,783,078.81	82,881.78	62,862.12
TIG Cash Collected	—
TPF Cash Collected	—
TCL Cash Collected	—
Other Income Collected	—

SUBTOTAL	2,374,682.59	41,195.29	57,405.21	48,755.35	1,783,078.81	82,881.78	62,862.12

	—
	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	177,042.00	(41,508.50)	(53,562.89)	(46,283.54)	(2,272,337.92)	(77,003.27)	2,608,597.02
	—
	—
	—
	—

Total Cash Receipts and Transfers	2,551,724.59	(313.21)	3,842.32	2,471.81	(489,259.11)	5,878.51	2,671,459.14

Cash Disbursements - Loans

Loan Proceeds Checks	1,870,163.36						1,870,163.36
Expenses related to Loans	84,082.45						84,082.45

Subtotal - Loans	1,954,245.81						1,954,245.81

Cash Disbursements - Other
Advertising	33,558.60						33,558.60
Bank Charges	—
Claims Funding*	20,687.33						20,687.33
Company Auto	1,775.43						1,775.43
Computer Costs	962.40						962.40
Dues And Subscriptions	700.96						700.96
Employee Reimbursements - collections exp	—						—
Equipment Rental	120.00						120.00
Fixed Assets	—						—
Forms & Printing	12,544.88						12,544.88
Insurance	491.80						491.80
Meals & Entertainment	2,014.62						2,014.62
Miscellaneous	1,180.50						1,180.50
Office Expense	2,302.98						2,302.98
Postage	4,891.80						4,891.80
Prepaid Expenses	—						—
Prepaid Software ABS	4,468.22						4,468.22
Professional Fees-Ordinary Course	—						—
Rent	36,682.97						36,682.97
Repairs & Maintenance	4,714.91						4,714.91
Roadgard	—						—
Seminars & Meetings	—						—
Taxes & Licenses	444.17						444.17
Telephone	20,236.90						20,236.90
Temporary Agency Staff	—						—
Travel	735.77						735.77
Utilities	5,044.72						5,044.72
Interest to Finova	—						—
Payroll Paid TTG	—						—
Payroll Paid SMC	723,818.54						382,042.98
Restructuring Officer	—						—
Insurance Renewal	—						—
Voyager Payment	175,259.84						175,259.84
Pre-Filing Prepays	—						—
Deposit to Lender	—						—
US Trustee	—						—
Bankruptcy Professionals	—						—
Other	6,351.55						6,351.55

Total Other Cash Disbursements	1,058,988.89	—	—	—	—	—	717,213.33

TOTAL ALL CASH DISBURSEMENTS	3,013,234.70	—	—	—	—	—	2,671,459.14

	444,324.45	8,721.81	10,826.71	17,878.12	329,197.56	16,379.66	—

Book Balance per bank rec.	444,324.45	8,721.81	10,826.71	17,878.12	329,197.56	16,379.66

	WACHOVIA PAYROLL ACCOUNTS	South Carolina Bank and Trust 270002041	South Carolina Bank and Trust 270002058	Palmetto Bank 11055855	Operating	Payroll	Other	Total
Beginning Cash Position	—	10,384.39	17,317.06	17,749.57	905,834.56	—	—	905,834.56

						—	—	—
TICO Cash Collected					—	—	—	—
SM Cash Collected		64,243.00	55,411.28	178,849.75	2,374,682.59	—	—	2,374,682.59
TIG Cash Collected					—	—	—	—
TPF Cash Collected					—	—	—	—
TCL Cash Collected					—	—	—	—
Other Income Collected					—	—	—	—

SUBTOTAL	—	64,243.00	55,411.28	178,849.75	2,374,682.59	—	—	2,374,682.59

					—	—	—	—
					—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	341,775.56	(59,228.40)	(53,704.09)	(169,701.97)	(164,733.56)	341,775.56	—	177,042.00
					—	—	—	—
					—	—	—	—
					—	—	—	—
					—	—	—	—

Total Cash Receipts and Transfers	341,775.56	5,014.60	1,707.19	9,147.78	2,209,949.03	341,775.56	—	2,551,724.59

Cash Disbursements - Loans					—
					—
Loan Proceeds Checks					1,870,163.36			1,870,163.36
Expenses related to Loans					84,082.45			84,082.45

Subtotal - Loans					1,954,245.81			1,954,245.81

Cash Disbursements - Other					—
Advertising					33,558.60			33,558.60
Bank Charges					—	—	—	—
Claims Funding*					20,687.33			20,687.33
Company Auto					1,775.43	—	—	1,775.43
Computer Costs					962.40	—	—	962.40
Dues And Subscriptions					700.96	—	—	700.96
Employee Reimbursements - collections exp					—	—	—	—
Equipment Rental					120.00	—	—	120.00
Fixed Assets					—	—	—	—
Forms & Printing					12,544.88	—	—	12,544.88
Insurance					491.80	—	—	491.80
Meals & Entertainment					2,014.62	—	—	2,014.62
Miscellaneous					1,180.50	—	—	1,180.50
Office Expense					2,302.98	—	—	2,302.98
Postage					4,891.80	—	—	4,891.80
Prepaid Expenses					—	—	—	—
Prepaid Software ABS					4,468.22	—	—	4,468.22
Professional Fees-Ordinary Course					—	—	—	—
Rent					36,682.97	—	—	36,682.97
Repairs & Maintenance					4,714.91	—	—	4,714.91
Roadgard					—	—	—	—
Seminars & Meetings					—	—	—	—
Taxes & Licenses					444.17	—	—	444.17
Telephone					20,236.90	—	—	20,236.90
Temporary Agency Staff					—	—	—	—
Travel					735.77	—	—	735.77
Utilities					5,044.72	—	—	5,044.72
Interest to Finova					—	—	—	—
Payroll Paid TTG					—	—	—	—
Payroll Paid SMC	341,775.56				382,042.98	341,775.56	—	723,818.54
Restructuring Officer					—	—	—	—
Insurance Renewal					—	—	—	—
Voyager Payment					175,259.84	—	—	175,259.84
Pre-Filing Prepays					—	—	—	—
Deposit to Lender					—	—	—	—
US Trustee					—	—	—	—
Bankruptcy Professionals					—	—	—	—
Other					6,351.55	—	—	6,351.55

Total Other Cash Disbursements	341,775.56	—	—	—	1,058,988.89	—	—	1,058,988.89

TOTAL ALL CASH DISBURSEMENTS	341,775.56	—	—	—	2,671,459.14	341,775.56	—	3,013,234.70

	—	15,398.99	19,024.25	26,897.35	444,324.45	—	—	444,324.45

Book Balance per bank rec.		15,398.99	19,024.25	26,897.35

In re:	Case No.	03-13211
Covington Credit of Texas, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period		December-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	2,824,083.42
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$2,824,083.42

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Covington Credit of Texas		Case	#	03-13211
Monthly Court Report for	December-04
FED ID#	57-1002963

	Consolidated Totals	1st Commerce Bank 350188	1st Commerce Bank 381959	American Bank of Texas 1002218089	American National Bank 0010944	Bank of Texas 3000010649	Community Bank & Trust 100102889	First State Bank 2702488	Frost National Bank 460020362	Hibernia National Bank 04122623

Beginning Cash Position	491,560.70	12,791.75	12,573.52	8,527.52	9,207.77	18,239.13	18,906.70	18,249.67	18,025.02	9,719.43

	—
TICO Cash Collected	—
SM Cash Collected	2,482,794.20	38,243.88	49,722.16	42,843.80	57,550.12	42,002.65	58,743.35	50,941.84	30,882.92	34,463.16
TIG Cash Collected	—
TPF Cash Collected	—
TCL Cash Collected	—
Other Income Collected	—

SUBTOTAL	2,482,794.20	38,243.88	49,722.16	42,843.80	57,550.12	42,002.65	58,743.35	50,941.84	30,882.92	34,463.16

	—
	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	453,138.52	(36,614.63)	(49,931.59)	(40,695.80)	(55,274.31)	(42,255.53)	(57,609.39)	(50,413.34)	(30,575.34)	(31,452.25)
	—					—
	—
	—
	—

Total Cash Receipts and Transfers	2,935,932.72	1,629.25	(209.43)	2,148.00	2,275.81	(252.88)	1,133.96	528.50	307.58	3,010.91

Cash Disbursements - Loans
Loan Proceeds Checks	2,079,789.20
Expenses related to Loans	94,785.04

Subtotal - Loans	2,174,574.24	—	—	—	—	—	—	—	—	—

Cash Disbursements - Other
Advertising	52,016.97
Bank Charges	—
Claims Funding*	37,148.87
Company Auto	3,581.13
Computer Costs	228.37
Dues And Subscriptions	150.00
Employee Reimbursements - collections exp	—
Equipment Rental	—
Fixed Assets	2,686.16
Forms & Printing	14,744.83
Insurance	2,428.94
Meals & Entertainment	2,901.08
Miscellaneous	2,172.00
Office Expense	1,331.53
Postage	7,388.58
Prepaid Expenses	—
Prepaid Software ABS	6,389.82
Professional Fees-Ordinary Course	—
Rent	54,336.10
Repairs & Maintenance	4,257.84
Roadgard	—
Seminars & Meetings	—
Taxes & Licenses	—
Telephone	13,118.29
Temporary Agency Staff	—
Travel	5,109.18
Utilities	9,663.77
Interest to Finova	—
Payroll Paid TTG	—
Payroll Paid SMC	420,681.26
Restructuring Officer	—
Insurance Renewal	—
Voyager Payment	—
Pre-Filing Prepays	—
Deposit to Lender	—
US Trustee	—
Bankruptcy Professionals	—
Other	9,174.46

Total Other Cash Disbursements	649,509.18	—	—	—	—	—	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	2,824,083.42	—	—	—	—	—	—	—	—	—

	603,410.00	14,421.00	12,364.09	10,675.52	11,483.58	17,986.25	20,040.66	18,778.17	18,332.60	12,730.34

Book Balance per bank rec.	603,410.00	14,421.00	12,364.09	10,675.52	11,483.58	17,986.25	20,040.66	18,778.17	18,332.60	12,730.34

THE THAXTON GROUP
Cash Disbursements for Covington Credit of Texas
Monthly Court Report for
FED ID#

	Inter- national Bank of Commerce 9004201	Kleberg First National Bank 123390	Liberty Bank 2102872900	Liberty National Bank 126979	Prosperity Bank 2794981	Prosperity Bank 2795011	Prosperity Bank 2795791	Prosperity Bank 75137494	Commu- nity Bank & Trust 11798527	Guaranty Bank 380-3594062	Guaranty Bank 380-3594567	Guaranty Bank 380-3594609	Guaranty Bank 380-3594559	Guaranty Bank 380-3594542

Beginning Cash Position	74,969.79	12,620.14	13,181.41	15,755.11	17,468.23	9,230.22	6,085.37	16,997.17	25,668.87	8,593.53	—	(54.49)	—	7,423.48

TICO Cash Collected							—
SM Cash Collected	595,785.85	56,080.96	38,611.94	35,953.57	32,978.24	45,006.69	50,900.16	26,203.61	45,844.36	17,408.94				42,322.67
TIG Cash Collected
TPF Cash Collected
TCL Cash Collected							—
Other Income Collected

SUBTOTAL	595,785.85	56,080.96	38,611.94	35,953.57	32,978.24	45,006.69	50,900.16	26,203.61	45,844.36	17,408.94	—	—	—	42,322.67

GENERAL LEDGER DEPOSITS AND TRANSFERS	(578,230.74)	(56,059.39)	(38,952.24)	(35,944.09)	(32,822.02)	(44,693.77)	(52,162.41)	(24,516.66)	(44,230.75)	(17,621.11)	16,894.00	5,866.36	30,616.96	(742.62)

Total Cash Receipts and Transfers	17,555.11	21.57	(340.30)	9.48	156.22	312.92	(1,262.25)	1,686.95	1,613.61	(212.17)	16,894.00	5,866.36	30,616.96	41,580.05

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges							—				—	—	—	—
Claims Funding*
Company Auto
Computer Costs
Dues And Subscriptions
Employee Reimbursements - collections exp
Equipment Rental
Fixed Assets
Forms & Printing
Insurance
Meals & Entertainment
Miscellaneous
Office Expense
Postage
Prepaid Expenses
Prepaid Software ABS
Professional Fees-Ordinary Course
Rent
Repairs & Maintenance
Roadgard
Seminars & Meetings
Taxes & Licenses
Telephone
Temporary Agency Staff
Travel
Utilities
Interest to Finova
Payroll Paid TTG
Payroll Paid SMC
Restructuring Officer
Insurance Renewal
Voyager Payment
Pre-Filing Prepays
Deposit to Lender
US Trustee
Bankruptcy Professionals
Other

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—	—	—	—

TOTAL ALL CASH DISBURSE- MENTS	—	—	—	—	—	—	—	—	—	—	—	—	—	—

	92,524.90	12,641.71	12,841.11	15,764.59	17,624.45	9,543.14	4,823.12	18,684.12	27,282.48	8,381.36	16,894.00	5,811.87	30,616.96	49,003.53

Book Balance per bank rec.	92,524.90	12,641.71	12,841.11	15,764.59	17,624.45	9,543.14	4,823.12	18,684.12	27,282.48	8,381.36	16,894.00	5,811.87	30,616.96	49,003.53

THE THAXTON GROUP
Cash Disbursements for Covington Credit of Texas
Monthly Court Report for
FED ID#

	Guaranty Bank 380-3594153	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Wells Fargo 4231233624
Beginning Cash Position	—	—	—	16,234.77

TICO Cash Collected
SM Cash Collected		561,389.08		48,977.90
TIG Cash Collected
TPF Cash Collected
TCL Cash Collected
Other Income Collected

SUBTOTAL	—	561,389.08	—	48,977.90

GENERAL LEDGER DEPOSITS AND TRANSFERS	7,403.55	1,842,013.08	420,681.26	(50,319.54)

Total Cash Receipts and Transfers	7,403.55	2,403,402.16	420,681.26	(1,341.64)

Cash Disbursements - Loans
Loan Proceeds Checks		2,079,789.20
Expenses related to Loans		94,785.04

Subtotal - Loans	—	2,174,574.24	—	—

Cash Disbursements - Other
Advertising		52,016.97
Bank Charges
Claims Funding*		37,148.87
Company Auto		3,581.13
Computer Costs		228.37
Dues And Subscriptions		150.00
Employee Reimbursements - collections exp		—
Equipment Rental		—
Fixed Assets		2,686.16
Forms & Printing		14,744.83
Insurance		2,428.94
Meals & Entertainment		2,901.08
Miscellaneous		2,172.00
Office Expense		1,331.53
Postage		7,388.58
Prepaid Expenses		—
Prepaid Software ABS		6,389.82
Professional Fees-Ordinary Course		—
Rent		54,336.10
Repairs & Maintenance		4,257.84
Roadgard		—
Seminars & Meetings		—
Taxes & Licenses		—
Telephone		13,118.29
Temporary Agency Staff		—
Travel		5,109.18
Utilities		9,663.77
Interest to Finova		—
Payroll Paid TTG		—
Payroll Paid SMC			420,681.26
Restructuring Officer		—
Insurance Renewal		—
Voyager Payment		—
Pre-Filing Prepays		—
Deposit to Lender		—
US Trustee		—
Bankruptcy Professionals		—
Other		9,174.46

Total Other Cash Disbursements	—	228,827.92	420,681.26	—

TOTAL ALL CASH DISBURSEMENTS	—	2,403,402.16	420,681.26	—

	7,403.55	—	—	14,893.13

Book Balance per bank rec.	7,403.55			14,893.13

THE THAXTON GROUP
Cash Disbursements for Covington Credit of Texas
Monthly Court Report for
FED ID#

	Wells Fargo 4231337470	Wells Fargo 5505312659	Wells Fargo 5690474692	Wells Fargo 5880617148	Wells Fargo 7390259432	First National Bank Texas 001100998
Beginning Cash Position	11,934.22	24,249.30	16,511.02	14,686.52	12,103.13	44,486.92

TICO Cash Collected
SM Cash Collected	52,171.84	31,903.63	37,519.64	42,477.87	44,283.23	231,645.70
TIG Cash Collected
TPF Cash Collected
TCL Cash Collected
Other Income Collected

SUBTOTAL	52,171.84	31,903.63	37,519.64	42,477.87	44,283.23	231,645.70

GENERAL LEDGER DEPOSITS AND TRANSFERS	(52,129.55)	(31,633.54)	(38,209.63)	(41,169.00)	(43,353.09)	(253,560.28)

Total Cash Receipts and Transfers	42.29	270.09	(689.99)	1,308.87	930.14	(21,914.58)

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges						—
Claims Funding*
Company Auto
Computer Costs
Dues And Subscriptions
Employee Reimbursements - collections exp
Equipment Rental
Fixed Assets
Forms & Printing
Insurance
Meals & Entertainment
Miscellaneous
Office Expense
Postage
Prepaid Expenses
Prepaid Software ABS
Professional Fees-Ordinary Course
Rent
Repairs & Maintenance
Roadgard
Seminars & Meetings
Taxes & Licenses
Telephone
Temporary Agency Staff
Travel
Utilities
Interest to Finova
Payroll Paid TTG
Payroll Paid SMC
Restructuring Officer
Insurance Renewal
Voyager Payment
Pre-Filing Prepays
Deposit to Lender
US Trustee
Bankruptcy Professionals
Other

Total Other Cash Disbursements	—	—	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—

	11,976.51	24,519.39	15,821.03	15,995.39	13,033.27	22,572.34

Book Balance per bank rec.	11,976.51	24,519.39	15,821.03	15,995.39	13,033.27	22,572.34

THE THAXTON GROUP
Cash Disbursements for Covington Credit of Texas	Case No.	03-13211
Monthly Court Report for
FED ID#

	Operating	Payroll	Other	Total
Beginning Cash Position	491,560.70	—	—	491,560.70

		—	—	—
TICO Cash Collected	—	—	—	—
SM Cash Collected	2,482,794.20	—	—	2,482,794.20
TIG Cash Collected	—	—	—	—
TPF Cash Collected	—	—	—	—
TCL Cash Collected	—	—	—	—
Other Income Collected	—	—	—	—

SUBTOTAL	2,482,794.20	—	—	2,482,794.20

	—	—	—	—
	—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	32,457.26	420,681.26	—	453,138.52
	—	—	—	—
	—	—	—	—
	—	—	—	—
	—	—	—	—

Total Cash Receipts and Transfers	2,515,251.46	420,681.26	—	2,935,932.72

		—
Cash Disbursements - Loans		—
	—	—
Loan Proceeds Checks	2,079,789.20	—		2,079,789.20
Expenses related to Loans	94,785.04	—		94,785.04

Subtotal - Loans	2,174,574.24	—	—	2,174,574.24

		—
		—
Cash Disbursements - Other		—
Advertising	52,016.97	—	—	52,016.97
Bank Charges	—		—	—
Claims Funding*	37,148.87	—		37,148.87
Company Auto	3,581.13	—	—	3,581.13
Computer Costs	228.37	—	—	228.37
Dues And Subscriptions	150.00	—	—	150.00
Employee Reimbursements - collections exp	—	—	—	—
Equipment Rental	—	—	—	—
Fixed Assets	2,686.16	—	—	2,686.16
Forms & Printing	14,744.83	—	—	14,744.83
Insurance	2,428.94	—	—	2,428.94
Meals & Entertainment	2,901.08	—	—	2,901.08
Miscellaneous	2,172.00	—	—	2,172.00
Office Expense	1,331.53	—	—	1,331.53
Postage	7,388.58	—	—	7,388.58
Prepaid Expenses	—	—	—	—
Prepaid Software ABS	6,389.82	—	—	6,389.82
Professional Fees-Ordinary Course	—	—	—	—
Rent	54,336.10	—	—	54,336.10
Repairs & Maintenance	4,257.84	—	—	4,257.84
Roadgard	—	—	—	—
Seminars & Meetings	—	—	—	—
Taxes & Licenses	—	—	—	—
Telephone	13,118.29	—	—	13,118.29
Temporary Agency Staff	—	—	—	—
Travel	5,109.18	—	—	5,109.18
Utilities	9,663.77	—	—	9,663.77
Interest to Finova	—	—	—	—
Payroll Paid TTG	—	—	—	—
Payroll Paid SMC	—	420,681.26	—	420,681.26
Restructuring Officer	—	—	—	—
Insurance Renewal	—	—	—	—
Voyager Payment	—	—	—	—
Pre-Filing Prepays	—	—	—	—
Deposit to Lender	—	—	—	—
US Trustee	—	—	—	—
Bankruptcy Professionals	—	—	—	—
Other	9,174.46	—	—	9,174.46

Total Other Cash Disbursements	228,827.92	420,681.26	—	649,509.18

	—		—	—

TOTAL ALL CASH DISBURSEMENTS	2,403,402.16	420,681.26	—	2,824,083.42

	603,410.00	—	—	603,410.00

Book Balance per bank rec.

In re:	Case No.	03-13213
Quick Credit Corporation, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period		December-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	1,536,198.29
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$1,536,198.29

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Quick Credit Corporation, Inc.	03-13213	Case No.	03-13213
Monthly Court Report for	December-04
FED ID# 57-0857420

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Operating	Payroll	Other	Total
Beginning Cash Position	—			—	—	—	—

	—				—	—	—
TICO Cash Collected	—			—	—	—	—
SM Cash Collected	1,262,296.11	1,262,296.11		1,262,296.11	—	—	1,262,296.11
TIG Cash Collected	—			—	—	—	—
TPF Cash Collected	—			—	—	—	—
TCL Cash Collected	—			—	—	—	—
Other Income Collected	—			—	—	—	—

SUBTOTAL	1,262,296.11	1,262,296.11	—	1,262,296.11	—	—	1,262,296.11

	—			—	—	—	—
	—			—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	273,902.18	115,541.98	158,360.20	115,541.98	158,360.20	—	273,902.18
	—			—	—	—	—
	—			—	—	—	—
	—			—	—	—	—
	—			—	—	—	—

Total Cash Receipts and Transfers	1,536,198.29	1,377,838.09	158,360.20	1,377,838.09	158,360.20	—	1,536,198.29

Cash Disbursements - Loans
Loan Proceeds Checks	948,714.68	948,714.68		948,714.68			948,714.68
Expenses related to Loans	45,038.04	45,038.04		45,038.04			45,038.04

Subtotal - Loans	993,752.72	993,752.72	—	993,752.72	—	—	993,752.72

		—		—			—
		—		—			—
Cash Disbursements - Other		—		—			—
Advertising	23,315.21	23,315.21		23,315.21			23,315.21
Bank Charges	—	—		—	—	—	—
Claims Funding*	21,390.74	21,390.74		21,390.74			21,390.74
Company Auto	1,214.66	1,214.66		1,214.66	—	—	1,214.66
Computer Costs	2.00	2.00		2.00	—	—	2.00
Dues And Subscriptions	—	—		—	—	—	—
Employee Reimbursements - collections exp	—	—		—	—	—	—
Equipment Rental	—	—		—	—	—	—
Fixed Assets	—	—		—	—	—	—
Forms & Printing	5,909.46	5,909.46		5,909.46	—	—	5,909.46
Insurance	1,618.95	1,618.95		1,618.95	—	—	1,618.95
Meals & Entertainment	980.57	980.57		980.57	—	—	980.57
Miscellaneous	826.50	826.50		826.50	—	—	826.50
Office Expense	897.81	897.81		897.81	—	—	897.81
Postage	3,683.61	3,683.61		3,683.61	—	—	3,683.61
Prepaid Expenses	—	—		—	—	—	—
Prepaid Software ABS	2,603.26	2,603.26		2,603.26	—	—	2,603.26
Professional Fees-Ordinary Course	—	—		—	—	—	—
Rent	19,900.81	19,900.81		19,900.81	—	—	19,900.81
Repairs & Maintenance	2,203.21	2,203.21		2,203.21	—	—	2,203.21
Roadgard	—	—		—	—	—	—
Seminars & Meetings	—	—		—	—	—	—
Taxes & Licenses	1,037.17	1,037.17		1,037.17	—	—	1,037.17
Telephone	14,327.11	14,327.11		14,327.11	—	—	14,327.11
Temporary Agency Staff	—	—		—	—	—	—
Travel	438.58	438.58		438.58	—	—	438.58
Utilities	4,490.97	4,490.97		4,490.97	—	—	4,490.97
Interest to Finova	—	—		—	—	—	—
Payroll Paid TTG	—	—		—	—	—	—
Payroll Paid SMC	309,802.19	151,441.99	158,360.20	151,441.99	158,360.20	—	309,802.19
Restructuring Officer	—	—		—	—	—	—
Insurance Renewal	—	—		—	—	—	—
Voyager Payment	123,568.40	123,568.40		123,568.40	—	—	123,568.40
Pre-Filing Prepays	—	—		—	—	—	—
Deposit to Lender	—	—		—	—	—	—
US Trustee	—	—		—	—	—	—
Bankruptcy Professionals	—	—		—	—	—	—
Other	4,234.36	4,234.36		4,234.36	—	—	4,234.36

Total Other Cash Disbursements	542,445.57	384,085.37	158,360.20	384,085.37	158,360.20	—	542,445.57

TOTAL ALL CASH DISBURSEMENTS	1,536,198.29	1,377,838.09	158,360.20	1,377,838.09	158,360.20	—	1,536,198.29

	—	—	—	—	—	—	—

Book Balance per bank rec.	—

In re:	Case No.	03-13209
Covington Credit of Georgia, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period		December-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	1,687,501.07
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$1,687,501.07

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Covington Credit of GA		Case #	03-13209	Case No.	03-13209
Monthly Court Report for	December-04
FED ID#	58-1435012

	Consolidated Totals	Bank of Perry 429068	Flag Financial Corp 0189003751	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Operating	Payroll	Other	Total
Beginning Cash Position	32,491.53	12,469.89	20,021.64	—	—	32,491.53	—	—	32,491.53

	—						—	—	—
TICO Cash Collected	—					—	—	—	—
SM Cash Collected	1,198,500.06	35,110.33	105,131.68	1,058,258.05		1,198,500.06	—	—	1,198,500.06
TIG Cash Collected	—					—	—	—	—
TPF Cash Collected	—					—	—	—	—
TCL Cash Collected	—					—	—	—	—
Other Income Collected	—					—	—	—	—

SUBTOTAL	1,198,500.06	35,110.33	105,131.68	1,058,258.05	—	1,198,500.06	—	—	1,198,500.06

	—					—	—	—	—
	—					—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	492,766.59	(34,933.74)	(101,542.69)	446,406.70	182,836.32	309,930.27	182,836.32	—	492,766.59
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—

Total Cash Receipts and Transfers	1,691,266.65	176.59	3,588.99	1,504,664.75	182,836.32	1,508,430.33	182,836.32	—	1,691,266.65

Cash Disbursements - Loans
						—
Loan Proceeds Checks	951,753.07			951,753.07		951,753.07			951,753.07
Expenses related to Loans	64,161.91			64,161.91		64,161.91			64,161.91

Subtotal - Loans	1,015,914.98	—	—	1,015,914.98	—	1,015,914.98	—	—	1,015,914.98

	—					—
	—					—
Cash Disbursements - Other	—					—
Advertising	25,698.08			25,698.08		25,698.08			25,698.08
Bank Charges	—			—		—	—	—	—
Claims Funding*	6,685.35			6,685.35		6,685.35			6,685.35
Company Auto	2,167.71			2,167.71		2,167.71	—	—	2,167.71
Computer Costs	207.50			207.50		207.50	—	—	207.50
Dues And Subscriptions	—			—		—	—	—	—
Employee Reimbursements - collections exp	—			—		—	—	—	—
Equipment Rental	—			—		—	—	—	—
Fixed Assets	950.00			950.00		950.00	—	—	950.00
Forms & Printing	6,472.17			6,472.17		6,472.17	—	—	6,472.17
Insurance	1,619.29			1,619.29		1,619.29	—	—	1,619.29
Meals & Entertainment	738.77			738.77		738.77	—	—	738.77
Miscellaneous	590.00			590.00		590.00	—	—	590.00
Office Expense	1,008.55			1,008.55		1,008.55	—	—	1,008.55
Postage	3,848.67			3,848.67		3,848.67	—	—	3,848.67
Prepaid Expenses	—			—		—	—	—	—
Prepaid Software ABS	2,603.26			2,603.26		2,603.26	—	—	2,603.26
Professional Fees-Ordinary Course	—			—		—	—	—	—
Rent	24,159.14			24,159.14		24,159.14	—	—	24,159.14
Repairs & Maintenance	2,377.84			2,377.84		2,377.84	—	—	2,377.84
Roadgard	3,480.00			3,480.00		3,480.00	—	—	3,480.00
Seminars & Meetings	—			—		—	—	—	—
Taxes & Licenses	6,130.20			6,130.20		6,130.20	—	—	6,130.20
Telephone	10,695.17			10,695.17		10,695.17	—	—	10,695.17
Temporary Agency Staff	—			—		—	—	—	—
Travel	250.30			250.30		250.30	—	—	250.30
Utilities	5,227.40			5,227.40		5,227.40	—	—	5,227.40
Interest to Finova	—			—		—	—	—	—
Payroll Paid TTG	—			—		—	—	—	—
Payroll Paid SMC	383,421.53			200,585.21	182,836.32	200,585.21	182,836.32	—	383,421.53
Restructuring Officer	—			—		—	—	—	—
Insurance Renewal	—			—		—	—	—	—
Voyager Payment	179,359.54			179,359.54		179,359.54	—	—	179,359.54
Pre-Filing Prepays	—			—		—	—	—	—
Deposit to Lender	—			—		—	—	—	—
US Trustee	—			—		—	—	—	—
Bankruptcy Professionals	—			—		—	—	—	—
Other	3,895.62			3,895.62		3,895.62	—	—	3,895.62

Total Other Cash Disbursements	671,586.09	—	—	488,749.77	182,836.32	488,749.77	182,836.32	—	671,586.09

						—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	1,687,501.07	—	—	1,504,664.75	182,836.32	1,504,664.75	182,836.32	—	1,687,501.07

	36,257.11	12,646.48	23,610.63	—	—	36,257.11	—	—	36,257.11

Book Balance per bank rec.	36,257.11	12,646.48	23,610.63

In re:	Case No.		03-13206
Southern Finance of Tennessee, Inc.		Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period		December-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	1,239,720.58
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$1,239,720.58

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Southern Finance of TN		Case #	03-13206	Case No.	03-13206
Monthly Court Report for	December-04
FED ID#	62-1618281

	Consolidated Totals	Peoples 5003363	Union Planters 3600381309	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	First Tennessee 103193515	Operating	Payroll	Other	Total
Beginning Cash Position	118,675.24	15,684.84	25,028.09	—	—	77,962.31	118,675.24	—	—	118,675.24

	—						—	—	—	—
TICO Cash Collected	—						—	—	—	—
SM Cash Collected	879,115.19	43,111.48	38,886.70	216,243.33		580,873.68	879,115.19	—	—	879,115.19
TIG Cash Collected	—						—	—	—	—
TPF Cash Collected	—						—	—	—	—
TCL Cash Collected	—						—	—	—	—
Other Income Collected	—						—	—	—	—

SUBTOTAL	879,115.19	43,111.48	38,886.70	216,243.33	—	580,873.68	879,115.19	—	—	879,115.19

	—						—	—	—	—
	—						—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	400,610.27	(42,555.40)	(40,511.65)	908,936.71	114,540.54	(539,799.93)	286,069.73	114,540.54	—	400,610.27
	—						—	—	—	—
	—						—	—	—	—
	—						—	—	—	—
	—						—	—	—	—

Total Cash Receipts and Transfers	1,279,725.46	556.08	(1,624.95)	1,125,180.04	114,540.54	41,073.75	1,165,184.92	114,540.54	—	1,279,725.46

							—
Cash Disbursements - Loans							—
							—
Loan Proceeds Checks	882,554.32			882,554.32			882,554.32			882,554.32
Expenses related to Loans	31,762.20			31,762.20			31,762.20			31,762.20

Subtotal -Loans	914,316.52	—	—	914,316.52	—	—	914,316.52	—	—	914,316.52

							—
							—
Cash Disbursements - Other							—
Advertising	17,218.75			17,218.75			17,218.75			17,218.75
Bank Charges	—		—	—			—	—	—	—
Claims Funding*	6,700.36			6,700.36			6,700.36			6,700.36
Company Auto	801.01			801.01			801.01	—	—	801.01
Computer Costs	—			—			—	—	—	—
Dues And Subscriptions	—			—			—	—	—	—
Employee Reimbursements - collections exp	—			—			—	—	—	—
Equipment Rental	—			—			—	—	—	—
Fixed Assets	—			—			—	—	—	—
Forms & Printing	4,697.51			4,697.51			4,697.51	—	—	4,697.51
Insurance	1,003.96			1,003.96			1,003.96	—	—	1,003.96
Meals & Entertainment	683.71			683.71			683.71	—	—	683.71
Miscellaneous	367.50			367.50			367.50	—	—	367.50
Office Expense	144.79			144.79			144.79	—	—	144.79
Postage	2,003.37			2,003.37			2,003.37	—	—	2,003.37
Prepaid Expenses	—			—			—	—	—	—
Prepaid Software ABS	1,656.62			1,656.62			1,656.62	—	—	1,656.62
Professional Fees-Ordinary Course	—			—			—	—	—	—
Rent	16,779.19			16,779.19			16,779.19	—	—	16,779.19
Repairs & Maintenance	1,813.49			1,813.49			1,813.49	—	—	1,813.49
Roadgard	—			—			—	—	—	—
Seminars & Meetings	—			—			—	—	—	—
Taxes & Licenses	106.62			106.62			106.62	—	—	106.62
Telephone	6,569.07			6,569.07			6,569.07	—	—	6,569.07
Temporary Agency Staff	—			—			—	—	—	—
Travel	1,177.58			1,177.58			1,177.58	—	—	1,177.58
Utilities	3,071.37			3,071.37			3,071.37	—	—	3,071.37
Interest to Finova	—			—			—	—	—	—
Payroll Paid TTG	—			—			—	—	—	—
Payroll Paid SMC	257,983.85			143,443.31	114,540.54		143,443.31	114,540.54	—	257,983.85
Restructuring Officer	—			—			—	—	—	—
Insurance Renewal	—			—			—	—	—	—
Voyager Payment	—			—			—	—	—	—
Pre-Filing Prepays	—			—			—	—	—	—
Deposit to Lender	—			—			—	—	—	—
US Trustee	—			—			—	—	—	—
Bankruptcy Professionals	—			—			—	—	—	—
Other	2,625.31			2,625.31			2,625.31	—	—	2,625.31

Total Other Cash Disbursements	325,404.06	—	—	210,863.52	114,540.54	—	210,863.52	114,540.54	—	325,404.06

							—

TOTAL ALL CASH DISBURSEMENTS	1,239,720.58	—	—	1,125,180.04	114,540.54	—	1,125,180.04	114,540.54	—	1,239,720.58

	158,680.12	16,240.92	23,403.14	—	—	119,036.06	158,680.12	—	—	158,680.12

Book Balance per bank rec.	158,680.12	16,240.92	23,403.14			119,036.06

In re:	Case No.	03-13205
Southern Management Corporation	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period		December-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow

(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	555,232.11
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$555,232.11

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Southern Management Corp		Case No.	03-13205	Case No.	03-13205
Monthly Court Report for	December-04
FED ID#	57-0997623

	Consolidated Totals	BB&T DEBIT CARD ACCT	WACHOVIA DEPOSITORY ACCOUNTS	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Operating	Payroll	Other	Total
Beginning Cash Position	(1,012,310.18)	100,796.58	263,082.25	(1,248,573.06)	(127,615.95)	(1,012,310.18)	—	—	(1,012,310.18)

	—						—	—	—
TICO Cash Collected	—					—	—	—	—
SM Cash Collected	1,764,234.86			1,764,234.86	—	1,764,234.86	—	—	1,764,234.86
TIG Cash Collected	—					—	—	—	—
TPF Cash Collected	—					—	—	—	—
TCL Cash Collected	—					—	—	—	—
Other Income Collected	123.84	123.84				123.84	—	—	123.84

SUBTOTAL	1,764,358.70	123.84	—	1,764,234.86	—	1,764,358.70	—	—	1,764,358.70

	—					—	—	—	—
	—					—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(438,922.76)		264,033.82	(841,939.33)	138,982.75	(577,905.51)	138,982.75	—	(438,922.76)
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—

Total Cash Receipts and Transfers	1,325,435.94	123.84	264,033.82	922,295.53	138,982.75	1,186,453.19	138,982.75	—	1,325,435.94

Cash Disbursements - Loans
Loan Proceeds Checks	—					—
Expenses related to Loans	—			—		—			—

Subtotal - Loans	—	—	—	—	—	—	—	—	—

Cash Disbursements - Other	—					—
Advertising	100,520.68			100,520.68		100,520.68			100,520.68
Bank Charges	22,388.67			22,388.67		22,388.67	—	—	22,388.67
Claims Funding*	4,322.86			4,322.86		4,322.86			4,322.86
Company Auto	5,064.57			5,064.57		5,064.57	—	—	5,064.57
Computer Costs	3,677.22			3,677.22		3,677.22	—	—	3,677.22
Dues And Subscriptions	990.70			990.70		990.70	—	—	990.70
Employee Reimbursements -collections exp	—			—		—	—	—	—
Equipment Rental	2,844.27			2,844.27		2,844.27	—	—	2,844.27
Fixed Assets	1,750.00			1,750.00		1,750.00	—	—	1,750.00
Forms & Printing	19,606.46			19,606.46		19,606.46	—	—	19,606.46
Insurance	26,003.00			26,003.00		26,003.00	—	—	26,003.00
Meals & Entertainment	2,522.84			2,522.84		2,522.84	—	—	2,522.84
Miscellaneous	6,261.19			6,261.19		6,261.19	—	—	6,261.19
Office Expense	2,144.77			2,144.77		2,144.77	—	—	2,144.77
Postage	11,336.44			11,336.44		11,336.44	—	—	11,336.44
Prepaid Expenses	—			—		—	—	—	—
Prepaid Software ABS	—			—		—	—	—	—
Professional Fees-Ordinary Course	33,154.40			33,154.40		33,154.40	—	—	33,154.40
Rent	15,725.14			15,725.14		15,725.14	—	—	15,725.14
Repairs & Maintenance	259.56			259.56		259.56	—	—	259.56
Roadgard	—			—		—	—	—	—
Seminars & Meetings	503.36			503.36		503.36	—	—	503.36
Taxes & Licenses	—			—		—	—	—	—
Telephone	3,606.37			3,606.37		3,606.37	—	—	3,606.37
Temporary Agency Staff	4,028.50			4,028.50		4,028.50	—	—	4,028.50
Travel	5,737.37			5,737.37		5,737.37	—	—	5,737.37
Utilities	—			—		—	—	—	—
Interest to Finova	—			—		—	—	—	—
Payroll Paid TTG	—			—		—	—	—	—
Payroll Paid SMC	254,997.57			132,772.04	122,225.53	132,772.04	122,225.53	—	254,997.57
Restructuring Officer	—			—		—	—	—	—
Insurance Renewal	—			—		—	—	—	—
Voyager Payment	—			—		—	—	—	—
Pre-Filing Prepays	—			—		—	—	—	—
Deposit to Lender	—			—		—	—	—	—
US Trustee	—			—		—	—	—	—
Bankruptcy Professionals	—			—		—	—	—	—
Other	27,786.17			27,786.17		27,786.17	—	—	27,786.17

Total Other Cash Disbursements	555,232.11	—	—	433,006.58	122,225.53	433,006.58	122,225.53	—	555,232.11

						—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	555,232.11	—	—	433,006.58	122,225.53	433,006.58	122,225.53	—	555,232.11

	(242,106.35)	100,920.42	527,116.07	(759,284.11)	(110,858.73)	(258,863.57)	16,757.22	—	(242,106.35)

Book Balance per bank rec.	(242,106.35)	100,920.42	527,116.07	(759,284.11)	(110,858.73)
	—	—		—
			—

In re:	Case No.	03-13207
Southern Financial Management, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period		December-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow

(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Southern Management - Dormant		Case	#	03-13207	Case No.	03-13207
Monthly Court Report for	December-04
FED ID#	57-1013036

	Consolidated Totals							Operating	Payroll	Other	Total
Beginning Cash Position		—	—	—	—	—		—	—	—	—

	—								—	—	—
TICO Cash Collected	—							—	—	—	—
SM Cash Collected	—							—	—	—	—
TIG Cash Collected	—							—	—	—	—
TPF Cash Collected	—							—	—	—	—
TCL Cash Collected	—							—	—	—	—
Other Income Collected	—							—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—	—

	—							—	—	—	—
	—							—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—							—	—	—	—
								—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—

Total Cash Receipts and Transfers		—	—		—	—	—		—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges				—				—	—	—	—
Claims Funding*	—			—
Company Auto	—			—				—	—	—	—
Computer Costs								—	—	—	—
Dues And Subscriptions								—	—	—	—
Employee Reimbursements - collections exp								—	—	—	—
Equipment Rental								—	—	—	—
Fixed Assets								—	—	—	—
Forms & Printing								—	—	—	—
Insurance								—	—	—	—
Meals & Entertainment								—	—	—	—
Miscellaneous								—	—	—	—
Office Expense								—	—	—	—
Postage								—	—	—	—
Prepaid Expenses								—	—	—	—
Prepaid Software ABS								—	—	—	—
Professional Fees-Ordinary Course								—	—	—	—
Rent								—	—	—	—
Repairs & Maintenance								—	—	—	—
Roadgard								—	—	—	—
Seminars & Meetings								—	—	—	—
Taxes & Licenses								—	—	—	—
Telephone								—	—	—	—
Temporary Agency Staff								—	—	—	—
Travel								—	—	—	—
Utilities								—	—	—	—
Interest to Finova								—	—	—	—
Payroll Paid TTG								—	—	—	—
Payroll Paid SMC								—	—	—	—
Restructuring Officer								—	—	—	—
Insurance Renewal								—	—	—	—
Voyager Payment								—	—	—	—
Pre-Filing Prepays								—	—	—	—
Deposit to Lender								—	—	—	—
US Trustee								—	—	—	—
Bankruptcy Professionals								—	—	—	—
								—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—

								—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.			—	—	—

In re:	Case No.	03-13210
Covington Credit of Louisiana, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period		December-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow

(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Southern Management - Lousiana - InActive		Case	#	03-13210	Case No.	03-13210
Monthly Court Report for	December-04
FED ID#	57-1096371

	Consolidated Totals							Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—	—	—	—		—	—	—	—

	—								—	—	—
TICO Cash Collected	—							—	—	—	—
SM Cash Collected	—							—	—	—	—
TIG Cash Collected	—							—	—	—	—
TPF Cash Collected	—							—	—	—	—
TCL Cash Collected	—							—	—	—	—
Other Income Collected	—							—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—	—

	—							—	—	—	—
	—							—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—

Total Cash Receipts and Transfers

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	—			—				—	—	—	—
Claims Funding*	—			—
Company Auto	—			—				—	—	—	—
Computer Costs	—			—				—	—	—	—
Dues And Subscriptions	—			—				—	—	—	—
Employee Reimbursements - collections exp								—	—	—	—
Equipment Rental								—	—	—	—
Fixed Assets								—	—	—	—
Forms & Printing								—	—	—	—
Insurance								—	—	—	—
Meals & Entertainment								—	—	—	—
Miscellaneous								—	—	—	—
Office Expense								—	—	—	—
Postage								—	—	—	—
Prepaid Expenses								—	—	—	—
Prepaid Software ABS								—	—	—	—
Professional Fees-Ordinary Course								—	—	—	—
Rent								—	—	—	—
Repairs & Maintenance								—	—	—	—
Roadgard								—	—	—	—
Seminars & Meetings								—	—	—	—
Taxes & Licenses								—	—	—	—
Telephone								—	—	—	—
Temporary Agency Staff								—	—	—	—
Travel								—	—	—	—
Utilities								—	—	—	—
Interest to Finova								—	—	—	—
Payroll Paid TTG								—	—	—	—
Payroll Paid SMC								—	—	—	—
Restructuring Officer								—	—	—	—
Insurance Renewal								—	—	—	—
Voyager Payment								—	—	—	—
Pre-Filing Prepays								—	—	—	—
Deposit to Lender								—	—	—	—
US Trustee								—	—	—	—
Bankruptcy Professionals								—	—	—	—
								—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—

								—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.			—	—	—

In re:	Case No.	03-13182 - 03-13213
THE THAXTON GROUP	Jointly Administered

	Reporting Period	December-04

SEE ATTACHED FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

(Income Statement)

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of account recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

REVENUES	Month	Cumulative Filing to Date
Gross Revenues
Less: Returns and Allowances

Net Revenue	$0.00	$0.00

COST OF GOODS SOLD
Beginning Inventory
Add: Purchases
Add: Cost of Labor
Add: Other Costs (attach Schedule)
Less: Ending Inventory
Cost of Goods Sold	$0.00	$0.00

Gross Profit	$0.00	$0.00

OPERATING EXPENSES
Advertising
Auto and Truck Expense
Bad Debts
Contributions
Employee Benefits Program
Insider Compensation*
Insurance
Management Fees/Bonuses
Office Expense
Salaries/Commissions/Fees
Supplies
Taxes-Payroll
Taxes-Real Estate
Taxes-Other
Travel and Entertainment
Utilities
Other (attach schedule)

Total Operating Expenses Before Depreciation	$0.00	$0.00

Net Proft (Loss) Before Other Income & Expenses	$0.00	$0.00

OTHER INCOME AND EXPENSE
Other Income (attach schedule)
Interest Income
Other Expense (attach schedule)

Net Profit (Loss) Before Reorganization Items	$0.00	$0.00

REORGANIZATION ITEMS
Professional Fees
US Trustee Quarterly Fees
Interest Earned on Accumulated Cash from Chapter 11(see continuation sheet)
Gain (Loss) from Sale of Equipment
Other Reorganization Expenses (attach schedule)

Total Reorganization Expenses	$0.00	$0.00

Income Taxes

Net Profit (Loss)	$0.00	$0.00

* “Insider is defined in 11 U.S.C Section 101(31).	Form Mor - 2

In re:	Case No.	03-13182 - 03-13213
THE THAXTON GROUP	Jointly Administered

SEE ATTACHED FINANCIAL STATEMENTS	Reporting Period	December-04

STATEMENT OF OPERATIONS - continuation sheet

BREAKDOWN OF OTHER CATEGORY	Month	Cumulative Filing to Date
Other Costs

Total Other Costs	$0.00	$0.00

Other Operation as Expenses

Total Other Operational Costs	$0.00	$0.00

Other Income

Total Other Income	$0.00	$0.00

Other Expenses

Total Other Expenses	$0.00	$0.00

Other Reorganization Expenses

Total Other Reorganization Expenses	$0.00	$0.00

Reorganization Items - Interest Earned on Accumulated Cash from Chapter 11:

Interest earned on cash accumulated during the chapter 1 case, which would not have been earned but for the bankruptcy proceeding, should be reported as a reorganization item.

Form Mor-2 (Con’t)

The Thaxton Group

MTD Income Statement

11/30/2004

	Premium Finance	Commercial Lending	Insurance Group	Southern	Corporate	Eliminations	Total Continuing Ops.		Discontinued TICO	Total Company
Net Interest Income
Interest Income	488	—	—	3,206,991	—	—	3,207,479	75.0%	—	3,207,479	75.0%
I/B Income	—	—	—	—	—	—	—	0.0%	5,735	5,735	0.1%
Fee Income	—	—	—	337,207	—	—	337,207	7.9%	—	337,207	7.9%
Late Charges	1,328	—	—	247,685	—	—	249,013	5.8%	—	249,013	5.8%

Total Interest Income	1,817	—	—	3,791,884	—	—	3,793,700	88.7%	5,735	3,799,435	88.8%
Interest Expense	99	—	—	83,109	407,308	—	490,517	11.5%	792	491,309	11.5%

Net Interest Income	1,717	—	—	3,708,774	(407,308)	—	3,303,183	77.2%	4,943	3,308,127	77.4%
Provision for Loan Losses
P&L Recoveries	—	—	—	(39,882)	—	—	(39,882)	-0.9%	(47,601)	(87,483)	-2.0%
Reserves	—	—	—	122,129	—	—	122,129	2.9%	—	122,129	2.9%
Cash	1,273	—	—	1,073,196	—	—	1,074,469	25.1%	7,622	1,082,091	25.3%

Total Provision	1,273	—	—	1,155,444	—	—	1,156,717	27.0%	(39,979)	1,116,737	26.1%
Net Interest included Provision	445	—	—	2,553,330	(407,308)	—	2,146,467		44,923	2,191,389
Revenues
Premiums on Loans Sold	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Insurance Premiums	—	—	—	490,439	—	—	490,439	11.5%	137,416	627,855	14.7%
Insurance Commissions	—	—	(11,525)	(56,006)	—	—	(67,530)	-1.6%	—	(67,530)	-1.6%
Earned Insurance	—	—	—	—	—	—	—	0.0%	6,021	6,021	0.1%
Processing Fees	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Other Fees	—	—	—	28,490	—	—	28,490	0.7%	—	28,490	0.7%
Other Income	—	—	—	(15,177)	48,152	—	32,975	0.8%	(150,920)	(117,945)	-2.8%

Total Direct Income	—	—	(11,525)	447,746	48,152	—	484,374	11.3%	(7,483)	476,891	11.2%
Total Revenue	1,817	—	(11,525)	4,239,630	48,152	—	4,278,074	100.0%	(1,748)	4,276,326	100.0%

Expenses
Personnel
Salaries & Wages	3,713	10,465	—	1,268,452	(189,294)	—	1,093,337	25.6%	39,573	1,132,909	26.5%
Commissions/Bonus	—	286	(1,489)	177,556	—	—	176,354	4.1%	1,771	178,125	4.2%
Benefits	111	207	—	85,199	(22,855)	—	62,663	1.5%	1,786	64,448	1.5%
Taxes	280	820	—	101,173	3,740	—	106,013	2.5%	3,034	109,048	2.6%
Other	—	—	—	6,031	2,363	—	8,393	0.2%	—	8,393	0.2%

Total Personnel	4,105	11,777	(1,489)	1,638,411	(206,045)	—	1,446,760	33.8%	46,164	1,492,923	34.9%
Building
Rent	—	456	—	170,627	11,864	—	182,947	4.3%	2,464	185,411	4.3%
Utilities	—	—	—	34,564	1,280	—	35,844	0.8%	228	36,071	0.8%
Depreciation	18,674	—	—	66,047	15,745	—	100,465	2.3%	12,693	113,159	2.6%
Other	—	—	—	50,824	—	—	50,824	1.2%	—	50,824	1.2%

Total Building	18,674	456	—	322,061	28,888	—	370,080	8.7%	15,385	385,464	9.0%
Telecommunications
Telephone	339	207	—	79,715	1,609	—	81,871	1.9%	563	82,433	1.9%
Computers	1,036	—	—	21,879	21,692	—	44,607	1.0%	(332)	44,275	1.0%
Office Expense	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Other	—	—	—	—	—	—	—	0.0%	—	—	0.0%

Total Telecommunications	1,375	207	—	101,594	23,301	—	126,478	3.0%	230	126,708	3.0%
Advertising	—	—	—	45,963	—	—	45,963	1.1%	—	45,963	1.1%
Reinsurance Claims Expense	—	—	—	(52,168)	—	—	(52,168)	-1.2%	168,663	116,495	2.7%
Reinsurance Commission Exp	—	—	—	—	—	—	—	0.0%	5,459	5,459	0.1%
Professional Fees	—	184	—	(2,979)	36,411	—	33,616	0.8%	31	33,647	0.8%
Collection Expense	—	—	—	1,785	—	—	1,785	0.0%	9,639	11,424	0.3%
Travel	—	—	—	127,074	2,338	—	129,412	3.0%	985	130,397	3.0%
Office Expense	88	204	(60,755)	136,395	4,930	—	80,862	1.9%	2,226	83,088	1.9%
Entertainment	—	—	—	(59,840)	—	—	(59,840)	-1.4%	—	(59,840)	-1.4%
Amortization	—	—	—	10,332	—	—	10,332	0.2%	12,385,562	12,395,895	289.9%
Taxes & Licenses	—	238	—	27,938	1,770	—	29,946	0.7%	4,261	34,207	0.8%
Other	1,171	534	611	108,285	(113,502)	—	(2,901)	-0.1%	(10,106)	(13,007)	-0.3%

Total Other Expense	1,258	976	(60,144)	223,109	(106,802)	—	58,398	1.4%	12,381,944	12,440,342	290.9%

Total Direct Expense	26,785	13,600	(61,632)	3,643,403	185,400	—	3,807,556	89.0%	12,589,314	16,396,870	383.4%
Allocated Expense	—	—	—	—	—	—	—	0.0%	—	—	0.0%

Net Income Before Restructure	(24,969)	(13,600)	50,108	596,226	(137,247)	—	470,518	11.0%	(12,591,061)	(12,120,543)	- 283.4%
Restructuring Expenses	—	—	—	—	2,699,594	—	2,699,594	63.1%	—	2,699,594	63.1%

Net Income After Restructure	(24,969)	(13,600)	50,108	596,226	(2,836,841)	—	(2,229,076)		(12,591,061)	(14,820,137)
Income Tax (34%)	—	—	—	223,174	—	—	223,174	5.2%	—	223,174	5.2%

Net Income	(24,969)	(13,600)	50,108	373,053	(2,836,841)	—	(2,452,249)	-57.3%	(12,591,061)	(15,043,311)	-351.8%

The Thaxton Group

YTD Income Statement

For Period October 17, 2003 thru December 31, 2004

	Premium Finance	Commercial Lending	Insurance Group	Southern	Corporate	Eliminations	Total Continuing Ops.		Discontinued Ops TICO	Total Company
Net Interest Income
Interest Income	365,935	12,926	—	48,198,367	36	—	48,577,265	67.6%	10,166,085	58,743,350
I/B Income	—	—	—	—	—	—	—	0.0%	3,626,464	3,626,464
Fee Income	226,383	105,384	—	4,985,959	—	—	5,317,726	7.4%	51,566	5,369,292
Late Charges	150,328	—	—	3,629,515	—	—	3,779,843	5.3%	1,064,348	4,844,191

Total Interest Income	742,646	118,310	—	56,813,841	36	—	57,674,834	80.2%	14,908,464	72,583,298
Interest Expense	113,699	52,912	0	2,738,324	2,217,822	—	5,122,758	7.1%	3,238,836	8,361,594

Net Interest Income	628,947	65,398	(0)	54,075,517	(2,217,786)	—	52,552,076	73.1%	11,669,628	64,221,704

Provision for Loan Losses
P&L Recoveries	(9,385)	(110)	—	(608,453)	—	—	(617,948)	-0.9%	(2,074,892)	(2,692,841)
Reserves	—	(20,000)	—	(308,965)	—	—	(328,965)	-0.5%	(7,657,559)	(7,986,524)
Cash	542,456	64,134	4,612	15,658,747	—	—	16,269,948	22.6%	21,298,877	37,568,825

Total Provision	533,070	44,024	4,612	14,741,328	—	—	15,323,034	21.3%	11,566,426	26,889,460
Net Interest included Provision	95,877	21,375	(4,612)	39,334,189	(2,217,786)	—	37,229,042		103,202	37,332,244

Revenues

Premiums on Loans Sold	—	—	—	—	—	—	—	0.0%	—	—
Insurance Premiums	—	—	—	7,929,699	—	—	7,929,699	11.0%	1,561,113	9,490,812
Insurance Commissions	—	—	3,223,179	(1,085,855)	—	—	2,137,324	3.0%	79,011	2,216,335
Earned Insurance	—	—	—	—	—	—	—	0.0%	372,797	372,797
Processing Fees	—	—	—	—	—	—	—	0.0%	—	—
Other Fees	—	—	896	432,394	—	—	433,290	0.6%	—	433,290
Other Income	—	256,832	2,040,050	799,016	614,776	—	3,710,674	5.2%	(20,673,029)	(16,962,355)

Total Direct Income	—	256,832	5,264,125	8,075,254	614,776	—	14,210,987	19.8%	(18,660,108)	(4,449,121)

Total Revenue	742,646	375,142	5,264,125	64,889,096	614,812	—	71,885,821	100.0%	(3,751,644)	68,134,177

Expenses

Personnel
Salaries & Wages	86,164	172,532	1,557,993	18,373,888	1,358,586	—	21,549,163	30.0%	5,102,288	26,651,451
Commissions/Bonus	—	58,213	366,715	2,694,843	256,582	—	3,376,352	4.7%	481,566	3,857,918
Benefits	6,989	12,842	142,412	1,855,467	67,447	—	2,085,157	2.9%	450,025	2,535,182
Taxes	6,914	15,553	159,820	1,951,461	131,677	—	2,265,425	3.2%	575,550	2,840,975
Other	—	—	66,338	144,492	64,430	—	275,261	0.4%	130,139	405,399

Total Personnel	100,067	259,140	2,293,278	25,020,151	1,878,722	—	29,551,358	41.1%	6,739,568	36,290,926

Building
Rent	392	9,889	184,677	2,544,621	166,651	—	2,906,229	4.0%	864,785	3,771,014
Utilities	—	216	40,071	575,175	33,816	—	649,278	0.9%	152,427	801,705
Depreciation	40,494	2,445	84,488	954,683	260,607	—	1,342,718	1.9%	521,593	1,864,311
Other	428	257	—	231,579	12,079	—	244,342	0.3%	109,340	353,682

Total Building	41,314	12,806	309,236	4,306,058	473,153	—	5,142,567	7.2%	1,648,145	6,790,712

Telecommunications
Telephone	5,571	6,411	89,222	1,278,740	130,437	—	1,510,381	2.1%	395,611	1,905,992
Computers	20,655	3,315	80,347	319,303	196,252	—	619,871	0.9%	365,647	985,519
Office Expense	866	415	16,583	350,964	23,580	—	392,408	0.5%	91,889	484,297
Other	—	—	(551)	—	—	—	(551)	0.0%	700	149

Total Telecommunications	27,092	10,141	185,601	1,949,006	350,269	—	2,522,109	3.5%	853,847	3,375,956

Advertising	—	113	43,816	1,680,895	25,317	—	1,750,140	2.4%	163,791	1,913,931
Reinsurance Claims Expense	—	—	—	1,259,925	—	—	1,259,925	1.8%	1,545,614	2,805,539
Reinsurance Commission Exp	—	—	—	—	—	—	—	0.0%	403,104	403,104
Professional Fees	2,386	9,408	36,482	296,643	18,103,149	—	18,448,067	25.7%	79,232	18,527,299
Collection Expense	1,860	51	—	30,054	—	—	31,965	0.0%	647,565	679,530
Travel	—	6,620	24,540	1,220,859	123,037	—	1,375,056	1.9%	207,618	1,582,674
Office Expense	23,028	3,158	52,550	1,511,505	197,689	—	1,787,931	2.5%	484,912	2,272,843
Entertainment	—	68	—	110,465	35	—	110,569	0.2%	126	110,695
Amortization	—	—	101,806	208,968	—	—	310,774	0.4%	12,568,082	12,878,856
Taxes & Licenses	5,636	3,405	20,599	336,664	37,678	—	403,982	0.6%	196,209	600,191
Other	137	29,298	567,361	1,902,946	44,497	—	2,544,239	3.5%	2,306,576	4,850,814

Total Other Expense	28,802	35,930	742,315	4,070,548	279,900	—	5,157,495	7.2%	15,555,905	20,713,399

Total Direct Expense	848,290	431,143	3,639,880	57,313,791	23,451,368	—	85,684,472	119.2%	42,649,651	128,334,123

Allocated Expense	—	—	15,097	21,858	(79,452)	—	(42,497)	-0.1%	42,497	0

Net Income Before Taxes	(105,644)	(56,002)	1,609,148	7,553,447	(22,757,104)	—	(13,756,155)	-19.1%	(46,443,792)	(60,199,947)

Income Tax (34%)	—	—	66,684	2,154,062	5,598,039	—	7,818,784	10.9%	(6,674,996)	1,143,789

Net Income	(105,644)	(56,002)	1,542,464	5,399,385	(28,355,143)	—	(21,574,939)	-30.0%	(39,768,796)	(61,343,735)

In re:	Case No.		03-13182 - 03-13213
THE THAXTON GROUP		Jointly Administered

SEE ATTACHED FINANCIAL STATEMENTS	Reporting Period			December-04

BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

	Book Value at End of Current Reporting Month	Book Value on Petition Date
ASSETS
Current Assets
Unrestricted Cash and Equivalents
Restricted Cash and Cash Equivalents (see continuation sheet)
Accounts Receivable (Net)
Notes Receivable
Inventories
Prepaid Expenses
Professional Retainers
Other Current Assets (attach schedule)

Total Current Assets	$0.00	$0.00

Property and Equipment
Real Property and Improvements
Machinery and Equipment
Furniture, Fixtures and Office Equipment
Leasehold Improvements
Vehicles
Less Accumulated Depreciation

Total Property and Equipment	$0.00	$0.00

Other Assets
Loans to Insiders*
Other Assets (attach schedule)

Total Other Assets	$0.00	$0.00

TOTAL ASSETS	$0.00	$0.00

	Book Value at End of Current Reporting Month	Book Value on Petition Date
LIABILITIES AND OWNER EQUITY
LIABILITES NOT SUBJECT TO COMPROMISE (Postpetition)
Accounts Payable
Taxes Payable (refer to Form Mor-4)
Wages Payable
Notes Payable
Rent /Leases- Building/Equipment
Secured Debt/Adequate Protection Payments
Professional Fees
Amount Due to Insiders*
Other Postpetition Liabilities (attach schedule)

Total Postpetition Liabilities	$0.00	$0.00

LIABILITES SUBJECT TO COMPROMISE (Pre-petition)
Secured Debt
Priority Debt
Unsecured Debt

Total Pre-petition Liabilities	$0.00	$0.00

TOTAL LIABILITIES	$0.00	$0.00

Owner Equity
Capital Stock
Additional Paid-In Capital
Partners’ Capital Account
Owner’s Equity Account
Retained Earnings - Pre-Petition
Retained Earnings - Post-Petition
Adjustments to Owner Equity (attach schedule)
Postpetition Contributions (Distributions) (Draws) (attach schedule)

NET OWNER EQUITY	$0.00	$0.00

TOTAL LIABILITIES AND OWNERS’ EQUITY	$0.00	$0.00

* Insider is defined in 11 U.S.C Section 101(31).	Form Mor -3

In re:	Case No.	03-13182 - 03-13213
THE THAXTON GROUP	Jointly Administered

SEE ATTACHED FINANCIAL STATEMENTS	Reporting Period	December-04

BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

	Book Value at End of Current Reporting Month	Book Value on Petition Date
ASSETS
Other Current Assets

Total Other Current Assets	$0.00	$0.00

Other Assets

Total Other Assets	$0.00	$0.00

	Book Value at End of Current Reporting Month	Book Value on Petition Date
LIABILITIES AND OWNER EQUITY
Other Postpetition Liabilities

Total Other Postpetition Liabilities	$0.00	$0.00

Adjustments to Owner Equity

Total Adjustments to Owner Equity	$0.00	$0.00

Postpetition Contributions (Distributions) (Draws)

Total Postpetition Contributions (Distributions) (Draws)	$0.00	$0.00

Restricted Cash: cash that is restricted for a specific use and not available to fund operations. Typically, restricted cash is segregated into a separate account, such as an escrow account.

Form Mor - 3 (Con’t)

The Thaxton Group

Balance Sheet

12/31/2004

								Discontinued TICO	Operations Reinsurance
	Premium Finance	Commercial Lending	Insurance Group	Southern	Corporate	Corporate Eliminations	Total Continuing Ops			Total Disc. Ops	Total Company
Assets
Cash/Investments	(7,254)	—	(7,539)	1,447,091	44,301,252	—	45,733,549	(35,544)	—	(35,544)	45,698,005
Restricted Cash	—	—	—	—	12,196,688	—	12,196,688	—	—	—	12,196,688
Finance Receivables, GROSS	26,558	—	—	75,914,117	—	—	75,940,674	602,459	—	602,459	76,543,133
Loans Held for Sale	—	—	—	—	—	—	—	—	—	—	—
Deferred Loan Cost, NET	—	—	—	—	—	—	—	—	—	—	—
Unearned Interest	—	—	—	(13,458,441)	—	—	(13,458,441)	(38)	—	(38)	(13,458,479)
Loss Reserve	—	—	—	(5,022,660)	(25,000)	—	(5,047,660)	(1,077,298)	—	(1,077,298)	(6,124,957)
Unearned Insurance	—	—	—	(1,016,288)	—	—	(1,016,288)	(1,925,330)	(547,810)	(2,473,140)	(3,489,427)
Dealer Holdback	—	—	—	—	—	—	—	—	—	—	—
Premises and Equipment, GROSS	—	—	—	6,600,217	1,101,830	—	7,702,047	722,221	—	722,221	8,424,267
Accumulated Depreciation	—	—	—	(4,722,635)	(808,413)	—	(5,531,048)	(505,155)	—	(505,155)	(6,036,203)
Accounts Receivable	73,260	—	—	360,954	4,459,985	—	4,894,199	1,811,776	(3,074,090)	(1,262,313)	3,631,886
Repossessed Automobiles	—	—	—	—	—	—	—	134,767	—	134,767	134,767
Intercompany Balance	568,326	57,761	(3,405,713)	(39,670,792)	86,428,815	(6,248,675)	37,729,723	(47,317,813)	9,588,090	(37,729,723)	0
Goodwill	—	—	—	18,187,201	—	—	18,187,201	—	—	—	18,187,201
Other Intangible Assets	—	—	—	972	—	—	972	—	—	—	972
Accumulated Amortization	—	—	—	(274,261)	—	—	(274,261)	—	—	—	(274,261)
Memo Assets	—	—	—	—	—	—	—	—	—	—	—
Investment In Subsidiary	—	—	—	—	12,160,920	(12,160,920)	—	—	—	—	—
DAC Commissions	—	—	—	—	—	—	—	—	153,506	153,506	153,506
Prepaid Assets	—	—	—	682,386	39,896	—	722,281	26,585	—	26,585	748,866
Other Assets	—	—	—	(19,075)	152,329	—	133,253	11,696	107,456	119,152	252,405

Total Assets	660,890	57,761	(3,413,251)	39,008,785	160,008,300	(18,409,595)	177,912,890	(47,551,673)	6,227,152	(41,324,522)	136,588,368
Liabilities & Stockholders’ Equity
Liabilities
Accrued Interest Payable	—	—	1,510	—	2,711,756	—	2,713,265	32,347	—	32,347	2,745,612
Notes Payable	—	—	67,738	—	60,489,870	—	60,557,608	—	—	—	60,557,608
Subordinated Notes Payable	—	—	—	—	120,905,289	—	120,905,289	1,896,058	—	1,896,058	122,801,348
Accounts Payable	4,236	1,509	13,541	984,747	84,150	—	1,088,182	493,994	326,951	820,945	1,909,128
Employee Savings	—	—	—	289	1,060,395	—	1,060,684	—	—	—	1,060,684
Income Taxes Payable	—	—	—	2,348,272	—	—	2,348,272	—	124,370	124,370	2,472,643
Claims Reserves	—	—	—	—	—	—	—	—	217,396	217,396	217,396
Accrued Liabilities - Other	3,668	—	—	2,158,891	67,418	—	2,229,977	27,919	8,171	36,090	2,266,067
Other Liabilities	296,177	—	—	459,387	39,326	—	794,890	39,128	236,890	276,018	1,070,908

Total Liabilities	304,080	1,509	82,789	5,951,586	185,358,203	—	191,698,168	2,489,446	913,778	3,403,224	195,101,392
Stockholders’ Equity
Preferred Stock	—	—	408,332	—	8,804	(408,332)	8,804	—	—	—	8,804
Common Stock	25,000	—	400	(2,374,859)	68,671	2,349,459	68,670	—	—	—	68,670
Additional Paid in Capital	851,000	—	800,000	1,768,585	8,835,246	(3,419,685)	8,835,146	—	—	—	8,835,146
Dividends	—	—	—	(1,078,197)	(443,873)	1,079,297	(442,773)	—	—	—	(442,773)
Retained Earnings	(310,603)	128,015	(6,334,675)	30,834,307	(5,106,708)	(18,010,334)	1,200,001	(23,179,341)	4,704,482	(18,474,859)	(17,274,858)
Equity in Subsidiary	—	—	—	—	—	—	—	—	—	—	—
Current Year Income (Loss)	(208,587)	(71,763)	1,629,902	3,907,364	(28,712,044)	—	(23,455,127)	(26,861,779)	608,892	(26,252,887)	(49,708,014)

Total Stockholders’ Equity	356,810	56,252	(3,496,040)	33,057,199	(25,349,903)	(18,409,595)	(13,785,278)	(50,041,120)	5,313,374	(44,727,746)	(58,513,024)
Total Liabilities & Stockholders’ Equity	660,890	57,761	(3,413,251)	39,008,785	160,008,300	(18,409,595)	177,912,890	(47,551,673)	6,227,152	(41,324,522)	136,588,368

The Thaxton Group

Balance Sheet

10/17/2003

									NONE BANKRUPTCY
	Premium Finance	Commercial Lending	Insurance Group	Southern	Corporate	Corporate Eliminations	TICO	Total	Reinsurance	Total Company
Assets
Cash	(371,234)	(37,104)	(116,373)	1,398,695	21,369,308	—	(953,205)	21,290,087	—	21,290,087
Investments/Restricted Cash	—	—	—	—	12,107,856	—	—	12,107,856	—	12,107,856
Finance Receivables, GROSS	4,190,018	1,474,512	—	77,545,790	—	—	134,271,101	217,481,421	—	217,481,421
Loans Held for Sale	—	—	—	—	—	—	—	—	—	—
Deferred Loan Cost, NET	—	—	—	—	—	—	2,362,384	2,362,384	—	2,362,384
Unearned Interest	(121,109)	—	—	(13,237,418)	—	—	(16,526,612)	(29,885,139)	—	(29,885,139)
Loss Reserve	(300,000)	(200,000)	—	(5,317,281)	(25,000)	—	(7,747,043)	(13,589,324)	—	(13,589,324)
Unearned Insurance	—	—	—	(2,906,735)	—	—	(742,857)	(3,649,592)	(5,332,163)	(8,981,755)
Dealer Holdback	—	—	—	—	—	—	(2,225,806)	(2,225,806)	—	(2,225,806)
Premises and Equipment, GROSS	206,231	71,891	1,154,498	6,841,533	1,111,796	—	4,888,186	14,274,134	—	14,274,134
Accumulated Depreciation	(165,736)	(68,396)	(974,034)	(4,162,508)	(580,712)	—	(3,647,530)	(9,598,916)	—	(9,598,916)
Accounts Receivable	—	—	163,208	399,412	4,347	—	35,193	602,160	—	602,160
Repossessed Automobiles	—	—	—	—	—	—	404,107	404,107	—	404,107
Intercompany Balance	(3,042,529)	(964,230)	(6,423,721)	(49,993,378)	193,510,864	(6,248,675)	(140,136,058)	(13,297,726)	13,297,726	0
Goodwill	348,938	—	353,379	17,749,087	—	—	13,499,015	31,950,419	—	31,950,419
Other Intangible Assets	—	—	2,030,601	2,979	—	—	—	2,033,580	—	2,033,580
Accumulated Amortization	(220,994)	—	(1,153,028)	—	—	—	(1,047,922)	(2,421,944)	—	(2,421,944)
Memo Assets	—	—	—	—	—	—	—	—	—	—
Investment In Subsidiary	—	—	—	—	12,060,920	(12,060,920)	—	—	—	—
Other Assets	7,718	4,977	233,732	1,751,338	3,111,348	—	529,260	5,638,374	1,432,748	7,071,122

Total Assets	531,303	281,650	(4,731,738)	30,071,515	242,670,728	(18,309,595)	(17,037,787)	233,476,076	9,398,311	242,874,387

Liabilities & Stockholders’ Equity
Liabilities
Accrued Interest Payable	—	—	1,510	—	2,474,901	—	—	2,476,411	—	2,476,411
Notes Payable	—	—	—	—	110,000,000	—	—	110,000,000	—	110,000,000
Subordinated Notes Payable	—	—	67,738	—	122,845,473	—	—	122,913,211	—	122,913,211
Accounts Payable	59,727	9,007	103,518	1,838,520	165,486	—	155,723	2,331,980	7,904	2,339,884
Employee Savings	—	—	—	—	1,060,128	—	—	1,060,128	—	1,060,128
Income Taxes Payable	17,275	23,343	3,090	1,021,349	(4,483,140)	—	(3,496,515)	(6,914,597)	—	(6,914,597)
Other Liabilities	53,245	131,135	(501)	2,998,721	404,568	—	480,499	4,067,667	1,040,409	5,108,076

Total Liabilities	130,247	163,485	175,355	5,858,590	232,467,416	—	(2,860,294)	235,934,799	1,048,313	236,983,112
Stockholders’ Equity
Preferred Stock	—	—	408,332	—	8,804	(408,332)	—	8,804	—	8,804
Common Stock	25,000	—	400	(2,374,859)	68,671	2,349,459	—	68,670	—	68,670
Additional Paid in Capital	751,000	—	800,000	1,768,685	8,835,246	(3,319,685)	—	8,835,246	—	8,835,246
Dividends	—	—	(1,100)	(1,078,197)	(443,873)	1,079,297	—	(443,873)	—	(443,873)
Retained Earnings	(403,733)	79,261	(6,190,240)	24,195,048	2,280,943	(18,010,334)	(7,252,037)	(5,301,092)	7,252,037	1,950,945
Equity in Subsidiary	—	—	—	—	—	—	—	—	—	—
Current Year Income (Loss)	28,789	38,904	75,515	1,702,249	(546,480)	—	(6,925,457)	(5,626,479)	1,097,961	(4,528,518)

Total Stockholders’ Equity	401,056	118,165	(4,907,093)	24,212,925	10,203,312	(18,309,595)	(14,177,493)	(2,458,723)	8,349,998	5,891,275

Total Liabilities & Stockholders’ Equity	531,303	281,650	(4,731,738)	30,071,515	242,670,728	(18,309,595)	(17,037,787)	233,476,076	9,398,311	242,874,387

In re:	Case No.	03-13182 - 03-13213
THE THAXTON GROUP	Jointly Administered

	Reporting Period		December 31, 2004

STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior mongh or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes.

Attach photocopies of any tax returns filed during the reportin period.

	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Date Paid	Check No. or EFT	Ending Tax Liability
Federal*
Withholding	0	$138,162.03	$138,162.03	Bi-Weekly	EFT	0
FICA-Employee	0	$87,421.86	$87,421.86	Bi-Weekly	EFT	0
FICA-Employer	0	$128,023.98	$128,023.98	Bi-Weekly	EFT	0
Unemployment	0	$2,695.91	$2,695.91	Bi-Weekly	EFT	0
Income	0
Other:	0
Corp Taxes

Total Federal Taxes	$0.00	$356,303.78	$356,303.78	$0.00		$0.00

State and Local
Withholding	0	$45,195.77	$45,195.77	Bi-Weekly		0
Sales	0	$—		None
Excise	0			N/A
Unemployment	0	$—	$—	Bi-Weekly		0
Real Property	0		$—
Personal Property			$—
Other:	0	60,058.01	$60,058.01			0

Total State and Local Taxes	$0.00	$105,253.78	$105,253.78	$0.00		$0.00

TOTAL TAXES		$461,557.56	$461,557.56			$0.00

All payroll taxes debited from payroll account by ADP and remitted by ADP

SUMMARY OF UNPAID POSTPETITION DEBTS

Attach Aged listing of Accounts Payable

	Number of Days Past Due
	Current	0-30	31-60	61-90	over 90	Total
Accounts Payable	220	0				220
Wages Payable - Accrued	0	0				0
Taxes Payable-Accrued	0	0				0
Rent/Leases-Building	0					0
Secured Debt/Adequate Protection Payments	0					0
Professional Fees	escrowed					0
Amounts Due to Insiders*	0					0
Other:	0					0
Other:	0					0
Other:	0					0

Total Postpetition Debts	$220.45	$0.00	$0.00	$0.00	$0.00	$220.45

Explain how and when the Debtor intends to pay any past-due postpetition debts.

_______________________________________________________________________________________________________________________

_______________________________________________________________________________________________________________________

_______________________________________________________________________________________________________________________

_______________________________________________________________________________________________________________________

_______________________________________________________________________________________________________________________

_______________________________________________________________________________________________________________________

_______________________________________________________________________________________________________________________

_______________________________________________________________________________________________________________________

*”Insider is defined in 11 U.S.C Section 101(31).	Form Mor - 4

THE THAXTON GROUP

Cash Disbursements for Consolidated Payroll Account - THE THAXTON GROUP

Wachovia 2000014825402

Monthly Court Report for	December-04

	Consolidated Totals	TICO-AL	TICO-GA	TICO-DE	TICO-MS	TICO-NC	TICO-OH	MODERN REC	TICO-SC	TICO-TN	TICO-HQ	TICO PREMIUM	COMMERCIAL LENDING	THAXTON INSURANCE	CORPORATE
Beginning Cash Position	(1,872.35)	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	(1,872.35)

	0.00
	0.00
	0.00
	0.00

SUBTOTAL	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

	0.00
GENERAL LEDGER DEPOSITS AND TRANSFERS	206,036.57	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	28,755.08	0.00	4,988.76	0.00	172,292.73
Outstanding Checks - Adjustment	0.00
	0.00
	0.00
	0.00
	0.00

Total Cash Receipts and Transfers	206,036.57	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	28,755.08	0.00	4,988.76	0.00	172,292.73

Cash Disbursements
Advertising	0.00
Bank Charges	0.00								0.00	0.00	0.00	0.00	0.00		0.00
Claims Funding*	0.00								0.00	0.00	0.00	0.00	0.00		0.00
Company Auto	0.00								0.00	0.00	0.00	0.00	0.00		0.00
Computer Costs	0.00
Dues And Subscriptions	0.00
Employee Reimbursements - collections exp	0.00								0.00	0.00	0.00	0.00	0.00		0.00
Equipment Rental	0.00								0.00	0.00	0.00	0.00	0.00		0.00
Fixed Assets	0.00								0.00	0.00	0.00	0.00	0.00		0.00
Forms & Printing	0.00								0.00	0.00	0.00	0.00	0.00	0.00	0.00
Insurance	0.00
Meals & Entertainment	0.00								0.00	0.00	0.00	0.00	0.00	0.00	0.00
Miscellaneous	0.00								0.00	0.00	0.00	0.00	0.00		0.00
Office Expense	0.00
Postage	0.00
Prepaid Expenses	0.00								0.00	0.00	0.00	0.00	0.00		0.00
Prepaid Software ABS	0.00								0.00	0.00	0.00	0.00	0.00	0.00	0.00
Professional Fees-Ordinary Course	0.00
Rent	0.00
Repairs & Maintenance	0.00								0.00	0.00	0.00	0.00	0.00		0.00
Roadgard	0.00								0.00	0.00	0.00	0.00	0.00		0.00
Seminars & Meetings	0.00								0.00	0.00	0.00	0.00	0.00		0.00
Taxes & Licenses	0.00								0.00	0.00	0.00	0.00	0.00		0.00
Telephone	0.00
Temporary Agency Staff	0.00
Travel	0.00
Utilities	0.00
Interest to Finova	0.00
Payroll Paid TTG	212,876.54	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	28,755.08	0.00	4,988.76	0.00	179,132.70
Employee Witholding of Insurance/etc	(6,906.52)														(6,906.52)
Restructuring Officer	0.00
Insurance Renewal	0.00
Voyager Payment	0.00
Pre-Filing Prepays	0.00
Deposit to Lender	0.00
US Trustee	0.00
Bankruptcy Professionals	0.00
Other	0.00
	0.00
	0.00
	0.00
	0.00
	0.00

	205,970.02	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	28,755.08	0.00	4,988.76	0.00	172,226.18

	(1,805.80)	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	(1,805.80)

THE THAXTON GROUP

Cash Disbursements for Consolidated Payroll Account - THE THAXTON GROUP	Case No.	01-10571
Wachovia 2000014825402
Monthly Court Report for

	Operating	Payroll	Other	Total
Beginning Cash Position	0.00	(1,872.35)	0.00	(1,872.35)

	0.00	0.00	0.00	0.00
	0.00	0.00	0.00	0.00
	0.00	0.00	0.00	0.00
	0.00	0.00	0.00	0.00

SUBTOTAL	0.00	0.00	0.00	0.00

	0.00	0.00	0.00	0.00
	0.00	0.00	0.00	0.00
GENERAL LEDGER DEPOSITS AND TRANSFERS	0.00	206,036.57	0.00	206,036.57
Outstanding Checks - Adjustment	0.00	0.00	0.00	0.00
	0.00	0.00	0.00	0.00
	0.00	0.00	0.00	0.00
	0.00	0.00	0.00	0.00
	0.00	0.00	0.00	0.00
	0.00	0.00	0.00	0.00

Total Cash Receipts and Transfers	0.00	206,036.57	0.00	206,036.57

Cash Disbursements
Advertising	0.00	0.00	0.00	0.00
Bank Charges	0.00			0.00
Claims Funding*	0.00			0.00
Company Auto	0.00			0.00
Computer Costs
Dues And Subscriptions
Employee Reimbursements - collections exp	0.00			0.00
Equipment Rental	0.00			0.00
Fixed Assets	0.00			0.00
Forms & Printing	0.00			0.00
Insurance	0.00			0.00
Meals & Entertainment	0.00			0.00
Miscellaneous	0.00			0.00
Office Expense	0.00			0.00
Postage	0.00			0.00
Prepaid Expenses	0.00			0.00
Prepaid Software ABS	0.00			0.00
Professional Fees-Ordinary Course	0.00			0.00
Rent	0.00			0.00
Repairs & Maintenance	0.00			0.00
Roadgard	0.00			0.00
Seminars & Meetings	0.00			0.00
Taxes & Licenses	0.00			0.00
Telephone	0.00			0.00
Temporary Agency Staff	0.00	0.00		0.00
Travel	0.00	0.00		0.00
Utilities	0.00	0.00		0.00
Interest to Finova	0.00			0.00
Payroll Paid TTG	0.00	212,876.54		212,876.54
Employee Witholding of Insurance/etc	0.00	(6,906.52)		(6,906.52)
Restructuring Officer	0.00			0.00
Insurance Renewal	0.00			0.00
Voyager Payment	0.00			0.00
Pre-Filing Prepays	0.00			0.00
Deposit to Lender	0.00			0.00
US Trustee	0.00			0.00
Bankruptcy Professionals	0.00			0.00
Other	0.00			0.00
	0.00			0.00
	0.00			0.00
	0.00			0.00
	0.00	0.00		0.00
	0.00			0.00

	0.00	205,970.02	0.00	205,970.02

	0.00	(1,805.80)	0.00	(1,805.80)

PAYROLL - THE THAXTON GROUP

	Period Ending 12/10/2004	Period Ending 12/23/2004	Period Ending	Total
Corporate
Salary expense	$34,390.33	$47,033.70	$—	$81,424.03
FICA/FUTA/SUTA	$1,908.78	$4,057.09	$—	$5,965.87
401(k) match	$286.35	$309.33	$—	$595.68
Overtime	$327.38	$181.13		$508.51
Bonus	$418.11	$90,220.50		$90,638.61

Total	$37,330.95	$141,801.75	$—	$179,132.70

Tico Premium
Salary expense	$—	$—	$—	$—
FICA/FUTA/SUTA	$—	$—	$—	$—
401(k) match	$—	$—	$—	$—

Total	$—	$—	$—	$—

Commercial Lending
Salary expense	$4,634.24	$—	$—	$4,634.24
FICA/FUTA/SUTA	$354.52	$—	$—	$354.52
401(k) match	$—	$—	$—	$—
Commissions	$—	$—

Total	$4,988.76	$—	$—	$4,988.76

Thaxton Insurance Group
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—

Tico
Salary expense	$13,206.92	$11,916.03	$—	$25,122.95
FICA/FUTA/SUTA	$894.75	$686.28	$—	$1,581.03
401(k) match	$262.86	$255.14	$—	$518.00
Overtime	$—	$—	$—	$—
Commissions	$—	$—	$—	$—
Bonus	$1,378.41	$154.69	$—	$1,533.10

Total	$15,742.94	$13,012.14	$—	$28,755.08

Period Total	$58,062.65	$154,813.89	$—	$212,876.54

401(k) payable	$(2,098.60)	$(2,146.98)	$—	$(4,245.58)
Payable to reimbursement	$(228.84)	$(228.84)	$—	$(457.68)
Dental insurance	$(66.50)	$(66.50)	$—	$(133.00)
Cancer insurance	$(50.18)	$(50.18)	$—	$(100.36)
Life insurance	$(28.30)	$(28.30)	$—	$(56.60)
Contingent health liability	$(971.98)	$(941.32)	$—	$(1,913.30)
Tax/stale date adj		$—		$—
Tax levy				$—
Advance		$—
Unidentified	$—
KERP	$—	$—
Company car	$—	$(2,534.70)	$—

	$54,618.25	$148,817.07	$—	$203,435.32
	$(3,444.40)	$(5,996.82)	$—	$(9,441.22)
				$—
				$—
Net Checks	$4,507.22	$—	$—	$4,507.22
Direct Deposits	$33,427.23	$31,829.49	$—	$65,256.72
Wage Garnishments	$—	$—	$—	$—
Federal Tax	$6,342.05	$33,590.24	$—	$39,932.29
EE SS Tax	$2,387.13	$2,589.89	$—	$4,977.02
ER SS Tax	$2,387.13	$2,589.91	$—	$4,977.04
EE Med Tax	$770.91	$2,153.46	$—	$2,924.37
ER Med Tax	$770.92	$2,153.46	$—	$2,924.38
State/local Tax	$2,839.33	$9,057.19	$—	$11,896.52
Futa	$—	$—		$—
Suta	$—	$—		$—
Adjustments	$1,186.33	$64,853.43	$—	$66,039.76

GRAND TOTAL	$54,618.25	$148,817.07	$—	$203,435.32

				$—
reconciliation	$—	$—	$—	$—
Accrual	$3,444.40	$5,996.82	$—	$9,441.22

PAYROLL - TICO

	Period Ending 12/10/2004	Period Ending 12/23/2004	Period Ending	Total
SC/VA
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—

AL
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—

NC
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—

GA
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—

OH
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—

PAYROLL - TICO

	Period Ending 12/10/2004	Period Ending 12/23/2004	Period Ending	Total
KY
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—

MS
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—

TN
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—

Corp
Salary expense	$13,206.92	$11,916.03	$—	$25,122.95
FICA/FUTA/SUTA	$894.75	$686.28	$—	$1,581.03
401(k) match	$262.86	$255.14	$—	$518.00
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$1,378.41	$154.69	$—	$1,533.10

Total	$15,742.94	$13,012.14	$—	$28,755.08

Modern
Salary expense	$—	$—	$—	$—
FICA/FUTA/SUTA	$—	$—	$—	$—
401(k) match	$—	$—	$—	$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—

Total	$—	$—	$—	$—

Period Total	$15,742.94	$13,012.14	$—	$28,755.08

THE THAXTON GROUP		Wachovia	#	2000014825703
Cash Disbursements for THAXTON INVESTMENT PAYROLL				2079900431038
Wachovia	December-04			540439122
Monthly Court Report for				2079900431041

	Consolidated Totals	Covington Credit-OK	Covington Credit of Texas	Southern Finance of South Carolina	Covington Credit of Georgia	Quick Credit	Southern Finance of Tennesse	CORPORATE HQ
Beginning Cash Position	(127,615.95)	—	—	—	—	—		(127,615.95)

	—
	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	1,396,923.37	39,746.74	420,681.26	341,775.56	182,836.32	158,360.20	114,540.54	138,982.75
Outstanding Checks	—					—
	—

Total Cash Receipts and Transfers	1,396,923.37	39,746.74	420,681.26	341,775.56	182,836.32	158,360.20	114,540.54	138,982.75

Cash Disbursements - Loans
Gross Wages	1,424,600.76	46,236.46	404,176.47	359,653.60	185,935.39	144,988.39	131,291.03	152,319.42
Federal Tax	105,534.54	2,576.80	28,221.79	26,248.79	14,335.42	8,688.15	11,101.25	14,362.34
SS Tax	75,726.29	2,424.73	21,904.42	18,473.82	10,451.61	8,548.39	7,025.31	6,898.01
Med Tax	18,135.35	540.07	5,068.90	4,461.25	2,379.59	1,982.16	1,572.26	2,131.12
EIC	1,188.32	61.00	0.08	796.25	276.12	48.77	6.10	—
State Tax	31,997.45	1,262.00	76.37	12,322.30	6,890.03	5,331.58	96.82	6,018.35
Advance	660.72	(12.90)	17.12	581.50	150.00	—	—	(75.00)
Mileage	(41,190.06)	(1,160.56)	(13,525.46)	(11,436.02)	(4,595.66)	(5,578.72)	(4,807.40)	(86.24)
Miscellaneous	251.67	—	—	251.67	—	—	—	—
Shortage	134.00	—	—	62.00	72.00	—	—	—
STD	1,786.53	63.71	516.96	425.18	235.45	227.14	174.51	143.58
Medical	21,531.69	816.40	5,778.16	4,844.41	1,949.23	2,495.97	1,444.36	4,203.16
401K Loans	7,241.75	175.34	3,571.82	1,363.77	732.00	110.02	86.08	1,202.72
401K Deducts	14,417.85	397.66	4,422.53	3,620.09	1,637.51	183.14	129.24	4,027.68
AHL Dental	4,815.04	148.40	1,136.76	1,368.46	667.32	580.76	457.62	455.72
AHL Cancer	1,258.90	58.64	411.36	277.84	117.08	135.18	87.68	171.12
AHL Life	3,221.03	161.04	946.33	667.89	485.29	418.22	293.66	248.60
Flex Med	1,420.86	—	230.76	577.66	—	—	—	612.44
Dep Care	60.00	—	—	—	—	60.00	—	—
Stop Payment Fee	—	—	—	—	—	—	—	—
Garnishment fee	116.00	—	31.00	32.00	20.00	9.00	20.00	4.00
Garnishment	705.03	—	158.74	227.93	—	—	318.36	—
Bankrpc	815.00	—	—	375.00	440.00	—	—	—
Child support	9,978.53	—	2,886.28	1,554.26	1,986.48	653.01	2,053.50	845.00
Tax Levy	714.69	—	74.69	450.00	40.00	150.00	—	—
Fringe	42,991.49	660.96	8,810.87	5,286.88	1,613.19	8,752.33	253.58	17,613.68
STD Net	—	—	—	—	—	—	—	—
SS Tax Adjust	17,973.58	939.74	5,169.08	6,101.91	2,440.61	471.96	2,850.28	—
Other	—	—	—	—	—	—	—	—
	321,486.25	9,113.03	75,908.56	78,934.84	42,323.27	33,267.06	23,163.21	58,776.28
Gross To Net (includes adj.)	—	—	—	—	—	—	—	—
Prepays and voids	—	—	—	—	—	—	—	—
DD Reversals & adjs.	—	—	—	—	—	—	—	—
Net DD/live checks	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—
FUNDING REQUIREMENTS		—	—	—	—	—	—	—
Net Checks	—	—	—	—	—	—	—	—
Direct Deposits	—	—	—	—	—	—	—	—
Wage Garnishments	15,124.21	106.83	4,334.71	2,607.19	2,866.32	830.93	3,533.23	845.00
Federal Tax	98,229.74	2,082.82	25,297.93	25,151.61	13,151.40	8,376.47	9,807.17	14,362.34
EE SS Tax	82,444.84	2,803.21	24,144.50	20,436.36	11,358.75	8,787.30	8,016.71	6,898.01
ER SS Tax	76,237.30	2,309.25	21,220.77	20,436.25	10,174.76	8,475.54	6,722.69	6,898.04
EE Med Tax	20,238.32	655.59	5,752.69	5,112.47	2,656.50	2,055.05	1,874.90	2,131.12
ER Med Tax	18,786.51	540.06	5,068.84	5,112.47	2,379.58	1,982.20	1,572.24	2,131.12
State Tax	33,299.25	1,287.61	283.04	13,185.33	7,032.60	5,340.80	151.52	6,018.35
Futa	2,695.91	195.26	700.72	512.20	599.64	371.58	303.04	13.47
Suta	10,073.05	236.09	2,626.62	2,124.71	2,488.42	1,424.09	1,115.85	57.27
	—	—	—	—	—	—	—	—
Total Amt Debited from our Acct		—	—	—	—	—	—	—
Cash BY ENTITY	1,380,166.15	39,746.74	420,681.26	341,775.56	182,836.32	158,360.20	114,540.54	122,225.53
Manual Checks	—

Total Other Cash Disbursements	1,380,166.15	39,746.74	420,681.26	341,775.56	182,836.32	158,360.20	114,540.54	122,225.53

TOTAL ALL CASH DISBURSEMENTS	1,380,166.15	39,746.74	420,681.26	341,775.56	182,836.32	158,360.20	114,540.54	122,225.53

	(110,858.73)	—	—	—	—	—	—	(110,858.73)

Book Balance per bank rec. Ending Bank Balance per bank rec.	(110,858.73)		—		—	—		(110,858.73)

THE THAXTON GROUP
Cash Disbursements for THAXTON INVESTMENT PAYROLL	Case No.	-
Wachovia
Monthly Court Report for

	Operating	Payroll	Other	Total
Beginning Cash Position	—	(127,615.95)	—	(127,615.95)

	—	—	—	—
	—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—	1,396,923.37	—	1,396,923.37
Outstanding Checks	—	—	—	—
	—	—	—	—

Total Cash Receipts and Transfers	—	1,396,923.37	—	1,396,923.37

	—	—
Cash Disbursements - Loans	—	—
	—	—
Gross Wages	—	1,424,600.76
Federal Tax	—	105,534.54
SS Tax	—	75,726.29	—	75,726.29
Med Tax	—	18,135.35
EIC	—	1,188.32	—	1,188.32
State Tax	—	31,997.45	—	31,997.45
Advance	—	660.72	—	660.72
Mileage	—	(41,190.06)	—	(41,190.06)
Miscellaneous	—	251.67	—	251.67
Shortage	—	134.00	—	134.00
STD	—	1,786.53	—	1,786.53
Medical	—	21,531.69	—	21,531.69
401K Loans	—	7,241.75	—	7,241.75
401K Deducts	—	14,417.85	—	14,417.85
AHL Dental	—	4,815.04	—	4,815.04
AHL Cancer	—	1,258.90	—	1,258.90
AHL Life	—	3,221.03	—	3,221.03
Flex Med	—	1,420.86	—	1,420.86
Dep Care	—	60.00	—	60.00
Stop Payment Fee	—	—	—	—
Garnishment fee	—	116.00	—	116.00
Garnishment	—	705.03	—	705.03
Bankrpc	—	815.00	—	815.00
Child support	—	9,978.53	—	9,978.53
Tax Levy	—	714.69	—	714.69
Fringe	—	42,991.49	—	42,991.49
STD Net	—	—	—	—
SS Tax Adjust	—	17,973.58	—	17,973.58
Other	—	—	—	—
	—	321,486.25	—	321,486.25
Gross To Net (includes adj.)	—	—	—	—
Prepays and voids	—	—	—	—
DD Reversals & adjs.	—	—	—	—
Net DD/live checks	—	—	—	—
	—	—	—	—
FUNDING REQUIREMENTS	—	—	—	—
Net Checks	—	—	—	—
Direct Deposits	—	—	—	—
Wage Garnishments	—	15,124.21	—	15,124.21
Federal Tax	—	98,229.74		98,229.74
EE SS Tax	—	82,444.84		82,444.84
ER SS Tax	—	76,237.30		76,237.30
EE Med Tax	—	20,238.32		20,238.32
ER Med Tax	—	18,786.51		18,786.51
State Tax	—	33,299.25		33,299.25
Futa	—	2,695.91		2,695.91
Suta	—	10,073.05		10,073.05
	—	—		—
Total Amt Debited from our Acct	—	—		—
Cash BY ENTITY	—	1,380,166.15		1,380,166.15
Manual Checks	—	—		—

Total Other Cash Disbursements	—	1,380,166.15	—	1,380,166.15

TOTAL ALL CASH DISBURSEMENTS	—	1,380,166.15	—	1,380,166.15

	—	(110,858.73)	—	(110,858.73)

Book Balance per bank rec.

Ending Bank Balance per bank rec.

In re:	Case No.	03-13182 - 03-13213
THE THAXTON GROUP		Jointly Administered

	Reporting Period		December-04

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation	Amount
Total Accounts Receivable at the beginning of the reporting period	$74,250,723.85
Plus Amounts billed during the period	$12,478,706.71
Less - charge offs in connection with sale
Sold Receivables during month
Less Amounts collected during the period	(10,252,676.90)
Total Accounts Receivable at the end of the reporting period	$76,476,753.66

Accounts Receivable Aging	Amount
0-30 days old	$71,495,318.98
31-60 days old	$2,280,062.14
61-90 days old	$1,318,389.62
91+ days old	$1,382,982.92
Total Accounts Receivable	$76,476,753.66
Amount considered uncollectible (Bad Debt) - Reserve
Accounts Receivable (Net)	$76,476,753.66

DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2. Have any funds been disbursed from any account other than a debtor in possessing account this period? If yes, provide an explanation below.	X
3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide and explanation below.	X

__________________________________________________________________________________________________________

__________________________________________________________________________________________________________

__________________________________________________________________________________________________________

__________________________________________________________________________________________________________

__________________________________________________________________________________________________________

2. First Day Order authorizing the temporary use of existing cash management system.

__________________________________________________________________________________________________________

__________________________________________________________________________________________________________

__________________________________________________________________________________________________________

Form Mor - 5

The Thaxton Group, Inc.

Schedule of Aged Accounts Receivable and Post Accounts Payable

By Operating Group

As of 12/31/2004

Aged Accounts Receivable

(Gross Balance as of 12/31/04)

	Total	Southern Management	Tico Credit	Commercial Lending	Tico Premium
Current	$67,857,530	$67,641,589	$208,353	$—	$7,588
Potential (1-30)	$3,637,789	$3,568,054	$65,130	$—	$4,605
31-60 Days	$2,280,062	$2,193,241	$84,745	$—	$2,076
61-90 Days	$1,318,390	$1,283,454	$33,371	$—	$1,565
91 and Over	$1,382,983	$1,227,779	$144,480	$—	$10,724
Total Delinquency	$8,619,224	$8,272,528	$327,726	$—	$18,970

Total Gross Receivables	$76,476,754	$75,914,117	$536,079	$—	$26,558

Post Accounts Payable
(As of 12/31/04)

Southern Management	$—
Tico Credit	$220
Commercial Lending	$—
Tico Premium	$—
Thaxton Insurance	$—
Corporate	$—

Total	$220

THE THAXTON GROUP		CASES 03-13182 -03-13213
INTER-COMPANY BALANCE RECONCILIATION FOR THE THAXTON GROUP - Consolidated		JOINTLY ADMINISTERED
Monthly Court Report for	December

			HOLDING COMPANY	HOLDING COMPANY					HOLDING COMPANY
	Consolidated Totals	ELIMINATIONS	THAXTON GROUP, INC Corporate	Thaxton Operating Company	Eagle	Thaxton Insurance Group	Thaxton Commercial Lending	Tico Premium	Thaxton Investment Corporation	TIC - Southern Management Corporation Consolidated	Tico Credit Corporation Consolidated
Beginning Inter-company balance as of 11/30 per G/L Trial Balance	—	6,248,675.00	84,656,415.00			(3,395,548.00)	99,751.00	539,178.00		(41,521,502.00)	(47,427,345.00)
Cash Transfers between companies	—		1,250,907.89			69,703.20				(1,462,571.50)	141,960.41
Expenses paid by Corporate - expensed in subsidiaries (treated as	0.00		94,119.07			(79,581.52)	(41,989.50)	29,147.81		(924.93)	(770.93)
separate cost centers as opposed to separate companies	—
	—
Allocations of:	—
	—
Home Office allocation	—
Interest allocation	—		98,526.89							(97,554.00)	(972.89)
Payroll	—		27,680.08							2,125.00	(29,805.08)
Analysis charges	—		1,165.52			(285.87)					(879.65)
Audit accrual	—
Transfer of assets	—
Sale of branches	—
Cherokee return premium	—		300,000.00							(300,000.00)

General Ledger as of 12/31/04	0.00	6,248,675.00	86,428,814.45	—	—	(3,405,712.19)	57,761.50	568,325.81	—	(43,380,427.43)	(47,317,813.14)

	0.00	6,248,675.00	86,428,814.45	—	—	(3,405,712.19)	57,761.50	568,325.81	—	(43,380,427.43)	(47,317,813.14)

Balance Sheet - December 31, 2004	—	6,248,675.00	86,428,815.00			(3,405,713.00)	57,761.00	568,326.00		(43,380,428.00)	(47,317,813.00)